UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET FUNDS, INC.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

MASTER PORTFOLIO TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

WESTERN ASSET PREMIER BOND FUND

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 20, 2020

Dear Shareholder:

A special meeting of shareholders of your Fund is scheduled to be held at the offices of Legg Mason, Inc. (“Legg Mason”) at 620 Eighth Avenue, 49th Floor, New York, New York 10018, to vote on the proposals listed in the enclosed Joint Proxy Statement. The special meeting of shareholders of Western Asset Investment Grade Income Fund Inc. will be held at 9:00 a.m. (Eastern time) on June 12, 2020. The special meeting of shareholders of Western Asset Premier Bond Fund will be held at 9:00 a.m. (Eastern time) on July 14, 2020. Special meetings of shareholders of the other Funds identified in the Joint Proxy Statement will be held at 11:00 a.m. (Eastern time) on July 14, 2020. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold a meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

Legg Mason is the parent company of the Funds’ investment managers and the Funds’ subadvisers. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will, subject to approval by Legg Mason’s shareholders and satisfaction of other conditions, acquire Legg Mason. The sale will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. In order for each Fund’s operations to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve new agreements. Each Fund’s Board has approved the new agreements. It is important to note that your Fund’s management fee rate under its new agreement will remain the same, and the acquisition is not expected to result in any change in the portfolio managers of your Fund.

Your Fund’s Board recommends that you vote “FOR” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Joint Proxy Statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services and AST Fund Solutions, LLC at 866-963-5819.

Sincerely,

Jane E. Trust

President of the Funds

i

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the materials in this booklet.

Questions and Answers

Q.	Why did you send me this booklet?

A.

This booklet contains notices of meetings of shareholders of investment funds (each, a “Fund” and together, the “Funds”) sponsored by Legg Mason, Inc. (“Legg Mason”). The booklet also contains a proxy statement describing the matters to be considered at the shareholder meetings and giving information about them. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, insurance company or other intermediary, shares of one or more Funds. As such a shareholder, you have the right to vote on the proposals concerning your investment in the Fund or Funds in which you own shares.

Q.	Who is asking for my vote?

A.

The Board of Directors/Trustees (“Board”) of each Fund is asking you to vote at the meeting on the proposals applicable to your Fund. Your Fund’s Board oversees the business and affairs of your Fund and is required by law to act in what the Board believes to be the best interests of your Fund.

Q.	How does my Fund’s Board recommend that I vote?

A.	After careful consideration, your Fund’s Board recommends that you vote FOR each proposal applicable to your Fund.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

•	Approve a new management agreement for your Fund with your Fund’s manager.

•	Approve a new subadvisory agreement with each of your Fund’s subadvisers.

In this booklet, we refer to the investment adviser of your Fund as the “manager” and your Fund’s agreement with that investment adviser as the “management agreement,” even though certain of these agreements are titled “investment advisory agreement” or “investment management agreement.” We also refer to each subadviser as a “subadviser” and the agreement with that subadviser a “subadvisory agreement,” even though certain of these agreements are titled “advisory agreement,” “investment advisory agreement,” “investment subadvisory agreement,” or “portfolio management agreement”.

Each new agreement will take effect when the manager or subadviser becomes a subsidiary of Franklin Templeton.

Q.	Why am I being asked to vote on new management and new subadvisory agreements?

A.

Legg Mason is the parent company of the Funds’ investment managers and the Funds’ subadvisers. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Upon completion of the sale, the Funds’ investment managers and the subadvisers will become subsidiaries of Franklin Templeton. The sale will result in what is commonly called a “change of control” of Legg Mason and will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. The sale will not be completed unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale.

The sale will not result in any changes to the contractual management fee rates charged to the Funds, nor will the sale itself cause currently effective expense waiver and reimbursement arrangements applicable to the Funds to change. The sale also is not expected to result in any diminution in the investment management services provided to the Funds or any changes to the portfolio managers of any Fund.

Q.	How will the sale of Legg Mason potentially benefit me?

A.

The combination of Legg Mason and Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on Legg Mason and Franklin Templeton assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Q.	How do the new management and subadvisory agreements differ from my Fund’s current agreements?

A.	The new agreements will be identical to the current agreements, except for the dates of execution, effectiveness and termination.

Q.	Will my Fund’s contractual management fee rates go up?

A.	No. Your Fund’s contractual management fee rates will not change as a result of the new agreements.

Q.	Will the new management and subadvisory agreements result in any changes in the portfolio management, investment objective or investment strategy of my Fund?

A.	No. The new agreements are not expected to result in any changes to the portfolio managers of your Fund or to your Fund’s investment objective or investment strategy.

Q.	What happens if new management and new subadvisory agreements are not approved for my Fund?

A.

If shareholders of your Fund do not approve a new management agreement, or a new subadvisory agreement or agreements, for your Fund, and the sale of Legg Mason to Franklin Templeton occurs, your Fund’s current agreements will terminate, and the applicable manager or subadviser will not be able to provide services to the Fund under the new agreement or agreements that have not been approved. If this should happen, your Fund’s manager and subadviser(s) will continue to provide services with respect to your Fund for a period of up to 150 days pursuant to interim management or subadvisory agreements. During the interim period the Board of your Fund will consider what additional actions to take, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future. The terms of the interim agreements are identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q.	Will there be any changes to my Fund’s custodian or other service providers as a result of the sale of Legg Mason?

A.	No. There are not expected to be any changes to your Fund’s custodian or other service providers as a result of the sale of Legg Mason.

Q.	Is my Fund paying for this proxy statement?

A.	No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by Legg Mason.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals for your Fund can be acted upon. Your Fund’s Board encourages you to participate in the governance of your Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	At the meeting(s): Vote your shares at the meeting(s) for your fund(s). Please see the Question and Answer below regarding the date, time and location of the meeting(s).

Q.	When and where is the meeting scheduled to be held?

A.

We currently plan to hold your Fund’s meeting at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10019. The meeting of Western Asset Investment Grade Income Fund Inc. is scheduled to be held on June 12, 2020 at 9:00 a.m. (Eastern Time). The meeting of Western Asset Premier Bond Fund is scheduled to be held on July 14, 2020 at 9:00 a.m. (Eastern Time). The meeting of each Open-End Fund is scheduled to be held on July 14, 2020 at 11:00 a.m. (Eastern time). However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold a meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend the meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Q.	Why might I receive more than one Proxy Card?

A.

If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting(s), please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have questions?

A.	If you have any questions about the proposals, or how to vote your shares, please call Computershare Fund Services and AST Fund Solutions, LLC at 866-963-5819.

It is important that you vote promptly. This will help avoid the need for further solicitation. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

v

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 20, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS –

OPEN-END FUNDS

Scheduled To Be Held July 14, 2020

A special meeting (the “Meeting”) of the shareholders of the Open-End Legg Mason-sponsored Funds (each, a “Fund”) identified below is scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 11:00 a.m. (Eastern time), to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with Legg Mason Partners Fund Advisor, LLC

PROPOSAL 2.	To approve a new subadvisory agreement with:

2-A    Western Asset Management Company, LLC

2-B    Western Asset Management Company Limited

2-C    Western Asset Management Company Ltd

2-D    Western Asset Management Company Pte. Ltd.

(The specific proposal(s) on which your Fund is voting are identified in the Summary of Proposals in the accompanying Joint Proxy Statement.)

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Fund’s Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on April 15, 2020 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING SCHEDULED TO BE HELD ON JULY 14, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of proxy card are available at https://www.proxy-direct.com/lmf-31280.

PLEASE NOTE: If the Funds decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

If you own shares in more than one Fund as of the close of business on April 15, 2020, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive, or vote by telephone or Internet for each proxy card you receive.

By order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

April 20, 2020

Open-End Funds Holding Special Meetings of Shareholders Scheduled to Be Held on July 14, 2020

Note: Each Fund is organized as a series of a Maryland statutory trust (a “Trust”) or as a series of a Maryland corporation (the “Corporation”). The Trusts and the Corporation are registered investment companies. Each Fund’s form of organization is noted in Appendix A.

LEGG MASON PARTNERS INCOME TRUST
Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	Western Asset Massachusetts Municipals Fund
Western Asset California Municipals Fund	Western Asset Mortgage Total Return Fund
Western Asset Corporate Bond Fund	Western Asset Municipal High Income Fund
Western Asset Emerging Markets Debt Fund	Western Asset New Jersey Municipals Fund
Western Asset Global High Yield Bond Fund	Western Asset New York Municipals Fund
Western Asset Income Fund	Western Asset Oregon Municipals Fund
Western Asset Intermediate Maturity California Municipals Fund	Western Asset Pennsylvania Municipals Fund
Western Asset Intermediate Maturity New York Municipals Fund	Western Asset Short Duration High Income Fund
Western Asset Intermediate-Term Municipals Fund	Western Asset Short Duration Municipal Income Fund
Western Asset Managed Municipals Fund	Western Asset Short-Term Bond Fund

WESTERN ASSET FUNDS, INC.
Western Asset Core Bond Fund	Western Asset Intermediate Bond Fund
Western Asset Core Plus Bond Fund	Western Asset Macro Opportunities Fund
Western Asset High Yield Fund	Western Asset Total Return Unconstrained Fund
Western Asset Inflation Indexed Plus Bond Fund

LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	Western Asset Premier Institutional U.S. Treasury Reserves
Western Asset Institutional Liquid Reserves	Western Asset Select Tax Free Reserves
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Western Asset SMASh Series C Fund
Western Asset Institutional U.S. Treasury Reserves	Western Asset SMASh Series EC Fund
Western Asset Premier Institutional Government Reserves	Western Asset SMASh Series M Fund
Western Asset Premier Institutional Liquid Reserves	Western Asset SMASh Series TF Fund

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	Western Asset Tax Free Reserves
Western Asset New York Tax Free Money Market Fund	Western Asset U.S. Treasury Reserves
Western Asset Prime Obligations Money Market Fund

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	Western Asset Premium U.S. Treasury Reserves

MASTER PORTFOLIO TRUST
Government Portfolio	U.S. Treasury Obligations Portfolio
Liquid Reserves Portfolio	U.S. Treasury Reserves Portfolio
Tax Free Reserves Portfolio

LEGG MASON PARTNERS VARIABLE INCOME TRUST
Western Asset Core Plus VIT Portfolio	Western Asset Variable Global High Yield Bond Portfolio

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 20, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

Scheduled To Be Held June 12, 2020

A special meeting (the “Meeting”) of the shareholders of Western Asset Investment Grade Income Fund Inc. (the “Fund”) is scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on June 12, 2020, at 9:00 a.m. (Eastern time), to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with Western Asset Management Company, LLC

PROPOSAL 2.	To approve a new subadvisory agreement with Western Asset Management Company Limited

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Fund’s Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on April 15, 2020 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS OF WESTERN ASSET INVESTMENT GRADE INCOME FUND INC. SCHEDULED TO BE HELD ON JUNE 12, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of proxy card are available at https://www.proxy-direct.com/lmf-31280.

PLEASE NOTE: If the Fund decides to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

Please be certain to sign, date and return the proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting the Fund.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

April 20, 2020

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 20, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

WESTERN ASSET PREMIER BOND FUND

Scheduled To Be Held July 14, 2020

A special meeting (the “Meeting”) of the shareholders of Western Asset Premier Bond Fund (the “Fund”) is scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 9:00 a.m. (Eastern time), to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with Western Asset Management Company, LLC

PROPOSAL 2.	To approve a new subadvisory agreement with:

2-B    Western Asset Management Company Limited

2-C    Western Asset Management Company Ltd

2-D    Western Asset Management Company Pte. Ltd.

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Fund’s Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on April 15, 2020 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS OF WESTERN ASSET PREMIER BOND FUND SCHEDULED TO BE HELD ON JULY 14, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of proxy card are available at https://www.proxy-direct.com/lmf-31280.

PLEASE NOTE: If the Fund decides to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

Please be certain to sign, date and return the proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting the Fund.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

April 20, 2020

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 20, 2020

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors or Trustees (each, a “Board” and each Board member, a “Director,” a “Trustee” or a “Board Member”) of each of the Funds listed in the accompanying Notices of Special Meetings of Shareholders (each, a “Fund”) of proxies to be voted at special meetings of shareholders of each such Fund scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018 (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments or postponements thereof. The Meeting of shareholders of Western Asset Investment Grade Income Fund Inc. is scheduled to be held at 9:00 a.m. (Eastern time) on June 12, 2020. The Meeting of shareholders of Western Asset Premier Bond Fund is scheduled to be held at 9:00 a.m. (Eastern time) on July 14, 2020. (Western Asset Investment Grade Income Fund Inc. and Western Asset Premier Bond Fund are referred to in this Joint Proxy Statement as the Closed-End Funds.) The Meetings of shareholders of the Open-End Funds, which are identified in the enclosed “Notice of Special Meeting of Shareholders—Open-End Funds,” are scheduled to be held at 11:00 a.m. (Eastern time) on July 14, 2020. The Meetings will be held for the purposes set forth in the accompanying Notices of Special Meeting of Shareholders.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund in light of the similar matters being considered and voted on by the shareholders of each Fund. The Meetings of the Open-End Funds are being held together for convenience, but each Meeting is a separate meeting. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards to shareholders on or about April 20, 2020.

Each Fund is organized as a Maryland statutory trust or a Massachusetts business trust (a “Trust”) or as a series of such a Trust, or as a Maryland corporation or a Delaware corporation (a “Corporation”) or a series of such a Corporation. The Trusts and Corporations are registered investment companies. A list of each Trust, Corporation, and the series of each Trust and Corporation (if any), is set forth in Appendix A.

Shareholders of record at the close of business on April 15, 2020 (the “Record Date”) are entitled to vote at the Meetings.

Shareholders of certain Funds are entitled to one vote for each share held. Shareholders of other Funds are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund. The manner in which shareholders of each Fund are entitled to vote is shown in Appendix B. Shareholders of each Fund will vote as a single class on the proposals on which they are entitled to vote. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meetings.

The number of shares of each Fund outstanding as of the close of business on April 15, 2020 and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on a proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals applicable to EACH Fund you own. If you vote by telephone or over the Internet, you may be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meetings, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares will be required to vote at the Meetings. If you plan to attend the Meeting at the location specified in the notice, we request that you bring photographic identification and a copy of the proxy card included with this Joint Proxy Statement.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth in Appendix A of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. For an Open-End Fund, such requests should be directed to the Fund at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by calling toll free at 1-877-721-1926. For a Closed-End Fund, such requests should be directed to the Fund by calling (888) 777-0102, by writing to the Fund at 100 International Drive, 4th Floor, Baltimore, MD 21202, or visiting the Fund’s website (http://www.lmcef.com). Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

The following table summarizes each proposal to be presented at the Meetings, and shareholders of which Funds are being asked to vote on each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Please note that in this Joint Proxy Statement, we refer to the investment adviser of your Fund as the “manager” and your Fund’s agreement with that investment adviser as the “management agreement,” even though certain of these agreements are titled “investment advisory agreement” or “investment management agreement.” We also refer to each subadviser as a “subadviser” and the agreement with that subadviser a “subadvisory agreement,” even though certain of these agreements are titled “advisory agreement,” “investment advisory agreement,” “investment subadvisory agreements,” or “portfolio management agreement.”

Summary of Proposals

	Proposal 1 – to approve a new management agreement with:		Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund	(a) Legg Mason Partners Fund Advisor, LLC	(b) Western Asset Management Company, LLC	(a) Western Asset Management Company, LLC	(b) Western Asset Management Company Limited	(c) Western Asset Management Company Ltd	(d) Western Asset Management Company Pte. Ltd.
OPEN-END FUNDS:
LEGG MASON PARTNERS INCOME TRUST
Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	Ö		Ö
Western Asset California Municipals Fund	Ö		Ö
Western Asset Corporate Bond Fund	Ö		Ö
Western Asset Emerging Markets Debt Fund	Ö		Ö	Ö		Ö
Western Asset Global High Yield Bond Fund	Ö		Ö	Ö		Ö
Western Asset Income Fund	Ö		Ö	Ö	Ö	Ö
Western Asset Intermediate Maturity California Municipals Fund	Ö		Ö
Western Asset Intermediate Maturity New York Municipals Fund	Ö		Ö
Western Asset Intermediate-Term Municipals Fund	Ö		Ö
Western Asset Managed Municipals Fund	Ö		Ö
Western Asset Massachusetts Municipals Fund	Ö		Ö
Western Asset Mortgage Total Return Fund	Ö		Ö
Western Asset Municipal High Income Fund	Ö		Ö
Western Asset New Jersey Municipals Fund	Ö		Ö
Western Asset New York Municipals Fund	Ö		Ö
Western Asset Oregon Municipals Fund	Ö		Ö
Western Asset Pennsylvania Municipals Fund	Ö		Ö
Western Asset Short Duration High Income Fund	Ö		Ö	Ö
Western Asset Short Duration Municipal Income Fund	Ö		Ö
Western Asset Short-Term Bond Fund	Ö		Ö	Ö

WESTERN ASSET FUNDS, INC.
Western Asset Core Bond Fund	Ö		Ö	Ö
Western Asset Core Plus Bond Fund	Ö		Ö	Ö	Ö	Ö
Western Asset High Yield Fund	Ö		Ö	Ö
Western Asset Inflation Indexed Plus Bond Fund	Ö		Ö	Ö	Ö	Ö
Western Asset Intermediate Bond Fund	Ö		Ö	Ö
Western Asset Macro Opportunities Fund	Ö		Ö	Ö	Ö	Ö
Western Asset Total Return Unconstrained Fund	Ö		Ö	Ö	Ö	Ö

LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	Ö		Ö
Western Asset Institutional Liquid Reserves	Ö		Ö
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Ö		Ö

	Proposal 1 – to approve a new management agreement with:		Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund	(a) Legg Mason Partners Fund Advisor, LLC	(b) Western Asset Management Company, LLC	(a) Western Asset Management Company, LLC	(b) Western Asset Management Company Limited	(c) Western Asset Management Company Ltd	(d) Western Asset Management Company Pte. Ltd.
Western Asset Institutional U.S. Treasury Reserves	Ö		Ö
Western Asset Premier Institutional Government Reserves	Ö		Ö
Western Asset Premier Institutional Liquid Reserves	Ö		Ö
Western Asset Premier Institutional U.S. Treasury Reserves	Ö		Ö
Western Asset Select Tax Free Reserves	Ö		Ö
Western Asset SMASh Series C Fund	Ö		Ö	Ö
Western Asset SMASh Series EC Fund	Ö		Ö	Ö	Ö	Ö
Western Asset SMASh Series M Fund	Ö		Ö	Ö
Western Asset SMASh Series TF Fund	Ö		Ö

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	Ö		Ö
Western Asset New York Tax Free Money Market Fund	Ö		Ö
Western Asset Prime Obligations Money Market Fund	Ö		Ö
Western Asset Tax Free Reserves	Ö		Ö
Western Asset U.S. Treasury Reserves	Ö		Ö

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	Ö		Ö
Western Asset Premium U.S. Treasury Reserves	Ö		Ö

MASTER PORTFOLIO TRUST
Government Portfolio	Ö		Ö
Liquid Reserves Portfolio	Ö		Ö
Tax Free Reserves Portfolio	Ö		Ö
U.S. Treasury Obligations Portfolio	Ö		Ö
U.S. Treasury Reserves Portfolio	Ö		Ö

LEGG MASON PARTNERS VARIABLE INCOME TRUST
Western Asset Core Plus VIT Portfolio	Ö		Ö	Ö	Ö	Ö
Western Asset Variable Global High Yield Bond Portfolio	Ö		Ö	Ö		Ö

CLOSED-END FUNDS:
Western Asset Investment Grade Income Fund Inc.		Ö		Ö
Western Asset Premier Bond Fund		Ö		Ö	Ö	Ö

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix B.

For any Fund that is identified in Appendix A as being organized as a series of a Trust or the Corporation, a quorum of the shareholders for the particular Fund is required in order to take any action for that Fund with respect to Proposal 1 and Proposal 2, whether or not there is a quorum of the shareholders for the Corporation or Trust as a whole.

Votes at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1 and Proposal 2.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

Shares of certain Funds are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). The rights accompanying shares of certain of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. Because of this practice, a small number of holders of variable annuity contracts or variable life insurance policies could determine how a participating insurance company votes with respect to a Variable Annuity Fund, if other holders of variable annuity contracts and variable life insurance policies fail to vote. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

Certain Funds are feeder Funds that invest in securities through underlying master Funds that are Funds in Master Portfolio Trust. When a shareholder of a feeder Fund votes on a proposal, that vote will also constitute instructions for the feeder Fund to vote in the same manner on the corresponding proposal for the master Fund in which it invests. Accordingly, for each proposal brought before the Meetings, each feeder Fund will vote its interests in its master Fund in accordance with the voting instructions received from the feeder Fund’s shareholders and will vote interests in the master Fund for which no timely instructions are received in the same proportion as the interests for which it receives voting instructions. Because of this practice, a small number of shareholders could determine how a feeder Fund votes with respect to a master Fund, if other shareholders fail to vote.1 For purposes of this Joint Proxy Statement, the term “shareholder” shall be deemed to include holders of beneficial interests in a master Fund, even though beneficial interests in the master Fund technically are not divided into shares.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, or if you hold shares in a feeder Fund, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose these proposals. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Certain Funds are Funds of Funds that invest in shares of other Legg Mason-sponsored Funds (“Underlying Funds”). For both Proposals, each Fund of Funds intends to vote its shares in an Underlying Fund in the same proportion as the votes received from other shareholders of the Underlying Fund.

Legg Mason and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of Proposals 1 and 2. Unless otherwise provided in client guidelines, Legg Mason and its affiliates generally intend to vote Fund shares owned in a client account over which Legg Mason or an affiliate has discretionary authority in favor of Proposals 1 and 2. If Legg Mason’s ownership, or the ownership of a client account over which Legg Mason has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, Legg Mason’s vote will ensure that the Proposals for the Fund will be approved. Please see Appendix I for information regarding persons, including Legg Mason and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of each Fund.

Each of Proposal 1 and Proposal 2:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 and Proposal 2 (except that, as described below under “Adjournments and Postponements,” they may under certain circumstances be voted for adjournment). “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been

1 Master Funds other than Tax Free Reserves Portfolio have investors that are non-U.S. funds sponsored by Legg Mason. The Funds understand that these non-U.S. funds will vote their interests in each master Fund in the same proportion as the vote of all other holders of interests in that master Fund. This may have the effect of further magnifying the impact of the votes of feeder Fund shareholders who do in fact vote.

received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Please note that broker non-votes are not expected with respect to the matters to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Please note that even if shareholders of your Fund approve Proposal 1 and/or Proposal 2, it is possible that new management and subadvisory agreements for your Fund will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates, which would include advisory clients that are not Funds, representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. If this does not take place, new management and subadvisory agreements will not take effect. On the other hand, the sale may take place even if shareholders of your Fund do not approve Proposal 1 and/or Proposal 2. If this should happen, your Fund’s manager and subadviser(s) will continue to provide services with respect to your Fund for a period of up to 150 days pursuant to interim management or subadvisory agreements. During the interim period the Board of your Fund will consider what additional actions to take, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future.

Adjournments and Postponements

For Open-End Funds other than Series of Western Asset Funds, Inc.: The Meeting with respect to one or more Funds may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. The Meeting for any Fund may be postponed prior to the Meeting. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. In the event of any inconsistency between this proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

For Series of Western Asset Funds, Inc.: The Meeting with respect to one or more Funds may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. If the chair of the Meeting determines to submit to shareholders a proposal to adjourn the Meeting, approval by the shareholders requires the vote of holders of a majority of the votes cast on the question and, if approved, the adjournment shall take place without further notice (other than announcement at the Meeting at which the adjournment is taken). In the event of such vote, the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal, or that abstained, in favor of such an adjournment, and they will vote those proxies required to be voted against any such proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker-non votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. If the new date, time and place of the adjourned meeting is announced at the Meeting, no further notice of the adjournment need be given to shareholders, provided however that if the Meeting is adjourned to a date more than 120 days from the record date fixed for the original Meeting, a new record date shall be set for the Meeting. The Meeting for any Fund may be postponed prior to the Meeting. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. In the event of any inconsistency between this proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

For Western Asset Premier Bond Fund: In the absence of a quorum at the Meeting with respect to one or more proposals, or (even if a quorum is present) if sufficient votes in favor of one or more of the proposals in the proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal for a reasonable time. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. Any adjournment(s) put to a shareholder vote with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a shareholder vote with respect to one or more proposals. The Chairman of the Meeting may also adjourn the Meeting in his or her discretion, without a shareholder vote. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and, if so, such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The Meeting for any Fund may be postponed prior to the Meeting. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. In the event of any inconsistency between the proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

For Western Asset Investment Grade Income Fund Inc.: In the absence of a quorum at the Meeting with respect to one or more proposals, or (even if a quorum is present) if sufficient votes in favor of one or more of the proposals in the proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal for a reasonable time. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. Any adjournment(s) with respect to a proposal will require a majority in voting interest of the shareholders present in person or represented by proxy and entitled to vote at the Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Meeting, may adjourn such meeting from time to time. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a shareholder vote with respect to one or more proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and, if so, such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The Meeting for any Fund may be postponed prior to the Meeting. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. In the event of any inconsistency between the proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

PROPOSAL 1—TO APPROVE A NEW MANAGEMENT AGREEMENT WITH YOUR FUND’S MANAGER

At the Meeting, you will be asked to approve a new management agreement between your Fund and its investment adviser (a “New Management Agreement”).

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the investment adviser of each Open-End Fund. Shareholders of Open-End Funds vote on Proposal 1-A.

Western Asset Management Company, LLC (“Western Asset”) is the investment adviser of Western Asset Investment Grade Income Fund Inc. and Western Asset Premier Bond Fund. Shareholders of these Funds vote on Proposal 1-B.

Introduction

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Each of LMPFA and Western Asset are referred to herein as a “Manager.”

You are being asked to approve a New Management Agreement for your Fund because your Fund’s current management agreement will terminate upon the sale of Legg Mason to Franklin Templeton. The sale, which will result in a “change of control” of Legg Mason, is described in more detail below.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of each Manager that will result in the automatic termination of the current management agreement between each Fund and its Manager (a “Current Management Agreement”).

If shareholders of your Fund approve the New Management Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, the Manager will continue to serve as investment adviser of your Fund pursuant to the terms of the Current Management Agreement.

There will be no increase in management fee rates as a result of the New Management Agreement for your Fund. The Transaction is not expected to result in any diminution in the nature, extent, or quality of the services provided by the Manager to your Fund.

The date of the Current Management Agreement for your Fund, the date on which the Current Management Agreement was last approved by your Fund’s shareholders and the contractual investment management fees payable to the Manager as investment adviser to your Fund are set forth in Appendix D of this Joint Proxy Statement. Aggregate management fees paid to the Manager by your Fund during the last fiscal year are set forth in Appendix F of this Joint Proxy Statement. The date the Board last approved the continuation of the Current Management Agreement is set forth in Appendix D of this Joint Proxy Statement.

Description of the Transaction

Legg Mason is the parent company of your Fund’s Manager and subadvisers. In February, 2020, Legg Mason entered into a definitive agreement (the “Transaction Agreement”) with Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Under the terms of the Transaction Agreement, Franklin Templeton will pay, in cash at closing, $50.00 per share of Legg Mason common stock and will assume approximately $2 billion of Legg Mason’s outstanding debt (the “Transaction”). The total value of the Transaction is approximately $6.5 billion. Upon completion of the Transaction, your Fund’s Manager and the subadvisers will become wholly owned subsidiaries of Franklin Templeton.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the Transaction by Legg Mason shareholders; (ii) receipt of applicable regulatory approvals; and

(iii) consent by advisory clients of Legg Mason investment affiliates representing a specified percentage of the revenue attributable to the assets under management for those clients to continue their advisory relationships with the Legg Mason investment affiliates following the consummation of the Transaction. This includes approval by shareholders of Funds having sufficient assets of new management and subadvisory agreements to replace those that will terminate automatically upon consummation of the Transaction, as described below. Subject to satisfaction or waiver of the terms and conditions, the Transaction is expected to close in the third quarter of 2020.

As part of the Transaction, Franklin Templeton will maintain the investment autonomy of the Legg Mason investment affiliates that manage the investments of your Funds, including Western Asset.

Upon consummation of the Transaction, Franklin Templeton will be one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on its and Legg Mason’s assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. The investment platform of the combined organization will be balanced between retail and institutional client assets under management. The combined organization will have greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Information Concerning the Parties to the Transaction

Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason’s investment affiliates, which include Brandywine Global, Clarion Partners, ClearBridge, Martin Currie, QS Investors, Royce Investment Partners and Western Asset, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe. Legg Mason’s assets under management were approximately $806 billion as of January 31, 2020.

Franklin Templeton. Franklin Resources, Inc. (“FRI”), whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries. The common stock of FRI is traded on the New York Stock Exchange under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

Impact on the Investment Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by the Manager to your Fund and its shareholders. The Transaction also is not expected to result in any diminution in the nature, extent or quality of the services provided by the subadviser or subadvisers to your Fund and its shareholders.

In particular, the Transaction is not expected to result in any material changes in the manner in which the Manager or the subadvisers provide investment management services to your Fund. The Transaction also is not expected to result in changes in the personnel providing portfolio management services to your Fund. Following the consummation of the Transaction, the Manager and the subadvisers will be able to draw upon the resources of the combined Franklin Templeton, which will be one of the world’s largest independent asset managers with a broad distribution footprint.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement for your Fund are identical to the terms of your Fund’s Current Management Agreement, except for the dates of execution, effectiveness and termination. The contractual management fee rates to be paid by your Fund are identical under the applicable Current Management Agreement and the New Management Agreement.

Set forth below is a general description of the New Management Agreement and a comparison of its terms to those of the Current Management Agreement. A more detailed comparison of the terms of the New Management Agreement and the Current Management Agreement, and the complete terms of the New Management Agreement, are set forth in Appendix J, as follows:

•

Unless your Fund is specifically identified in the “bulleted” paragraphs below, you should refer to Appendix J-1 for a more detailed comparison of the terms of the New Management Agreement and your Fund’s Current Management Agreement, and Appendix J-2 for a copy of the form of New Management Agreement.

•

Shareholders of Funds that are series of Western Asset Funds, Inc. and Western Asset Premier Bond Fund should refer to Appendix J-3 for a more detailed comparison of the terms of the New Management Agreement and their Fund’s Current Management Agreement, and Appendix J-4 for a copy of the form of New Management Agreement.

•

Shareholders of Western Asset Investment Grade Income Fund Inc. should refer to Appendix J-5 for a more detailed comparison of the terms of the New Management Agreement and their Fund’s Current Management Agreement, and Appendix J-6 for a copy of the form of New Management Agreement.

As noted above, the current agreements for certain Funds are titled “investment advisory agreement” or “investment management agreement” but are referred to herein for convenience as “management agreements.” The terms of your Fund’s new agreement are identical to the terms of your Fund’s current agreement, except for the dates of execution, effectiveness and termination.

Fees. As noted above, the contractual management fee rates to be paid by your Fund and the method of calculation are identical under the applicable Current Management Agreement and the New Management Agreement. The management fee schedule payable by your Fund under both the Current Management Agreement and the New Management Agreement is set forth in Appendix D.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Manager regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, other applicable federal and state law and any specific policies adopted by the Fund’s Board and disclosed to the Manager.

As noted above, under each of the Current Management Agreement and the New Management Agreement, the Fund’s Manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions, brokers or dealers may be selected by the Manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreement and the New Management Agreement for the Funds that are series of Western Asset Funds, Inc. and for Western Asset Premier Bond Fund and Western Asset Investment Grade Income Fund Inc. state that, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described above, the Fund’s Manager shall seek to obtain the most favorable price and execution available. In doing so, a Manager may consider all factors it deems relevant.

Each of the Current Management Agreement and the New Management Agreement provides that the Manager will perform other functions of investment management and supervision, in each case subject to the discretion of the Board. For certain Funds, each of the Current Management Agreement and the New Management Agreement also specifies that the Manager will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Fund’s Board may provide.

Fund Administration Services. Each of the Current Management Agreement and the New Management Agreement provides that the Manager will also perform administrative, management or other services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Fund’s Board. Such administrative services include (i) supervising the overall administration of the Fund, including maintaining the Fund’s books and records, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Under each of the Current Management Agreement and the New Management Agreement, the Manager is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Manager. In addition, each of the Current Management Agreement and the New Management Agreement requires the Manager to furnish the Fund, at its own expense, with office facilities and all personnel reasonably necessary for the operation of the Fund.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement states that, except as specifically indicated therein, the Manager is not responsible for any of the Fund’s ordinary or extraordinary expenses. The Manager is required to bear all expenses, and furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services thereunder.

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the Manager or the Fund to enter into contracts with investment subadvisers or subadministrators. These agreements permit subadvisers or subadministrators to be affiliates of the Manager. If the Manager contracts with a subadviser or subadministrator, as permitted under each of the Current Management Agreement and the New Management Agreement, the Manager would pay the subadvisory or subadministration fees, unless the Fund’s Board agrees otherwise.

Potential Conflicts of Interest. Each Fund and its Manager have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Certain of the Current Management Agreements and the New Management Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Manager. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Fund’s Board from time to time. Each of the Current Management Agreement and the New Management Agreement specifically provides that the Manager may engage in any other business or render services of any kind.

Limitation on Liability. Under each of the Current Management Agreement and the New Management Agreement, the Manager is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. A Manager is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Current Management Agreements and New Management Agreements for certain Funds also clarify that the Manager assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Manager is not liable for any error of judgment or mistake of law, and that the Manager is not responsible for any action of the applicable Board in following or declining to follow the Manager’s advice or recommendations.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction, the Fund’s New Management Agreement will go into effect upon the consummation of the Transaction for a two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board Members who are not interested persons of a party to the New Management Agreement, as required by the 1940 Act. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Manager, upon written notice as provided in the Agreement. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Management Agreements and New Management Agreements for certain Funds also limit the ongoing use of the name of the Manager following termination.

Additional Provisions. The Current Management Agreement for certain more recently established Funds identified in Appendix J-1 and Appendix J-2 includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Management Agreement for these Funds. The provisions described below apply only to the New Management Agreements for these Funds, and do not vary from the existing provisions for these Funds. These provisions are not included in the Current Management Agreement or New Management Agreement for any other Funds.

The New Management Agreement, like the Current Management Agreement, for these more recently established Funds provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Management Agreement for these Funds, like the Current Management Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Management Agreement for these Funds, like the Current Management Agreement, provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. The New Management Agreement for these Funds, like the Current Management Agreement, also provides that the Manager is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Manager’s control.

Possible Interim Management Agreement

If the shareholders of your Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between your Fund’s Manager and your Fund (the “Interim Management Agreement”) will take effect upon the closing of the Transaction. The Board has approved the Interim Management Agreement to allow the Fund’s Manager to continue providing services to the Fund while shareholder approval of the New Management Agreement continues to be sought. The terms of the Interim

Management Agreement are identical to those of the Current Management Agreement, except for the term and escrow provisions described below. The Interim Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Management Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate the Interim Management Agreement on 10 calendar days’ written notice to the Manager without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Manager under the Interim Management Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Manager. If shareholders of your Fund do not approve the New Management Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Manager will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board of your Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board, subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

On March 9, 2020, during a telephonic meeting of the Boards, members of the Boards discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Boards were advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Current Management Agreements and Current Subadvisory Agreements.

At meetings held on April 14, 2020, the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Funds or the Managers as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement between the Fund and its Manager and each New Subadvisory Agreement between the Fund’s Manager and its Subadviser or Subadvisers relating to the Fund.2 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of each full Board and separate meetings of the Independent Board Members of each Board, the Board of each Fund considered, among other things, whether it would be in the best interests of the Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Boards in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

On April 8, 2020, the Independent Board Members met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Board Members met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

Before or during the April 14, 2020 meetings, the Boards sought additional information as they deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board

2 This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The Boards’ requests for information sought information relevant to the Boards’ consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Boards reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Boards.

At each Board’s April 14, 2020 meeting, representatives of Legg Mason (including representatives of Western Asset) and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Each Board’s evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held in November 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i) the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Boards that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii) that Franklin Templeton and Legg Mason have informed the Boards that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that Franklin Templeton and Legg Mason have informed the Boards regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v) that there are not expected to be any changes to each Fund’s custodian or other service providers as a result of the Transaction;

(vi) that Franklin Templeton has informed the Boards that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Boards before making any changes;

(vii) that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix) that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Funds to grow assets and lower expense ratios by spreading expenses over a larger asset base;

(x) that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the fact that each Fund’s contractual management and, where applicable, administrative fee rates will remain the same and will not increase by virtue of the New Agreements;

(xii) the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xiii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Boards approve the New Agreements;

(xiv) that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Boards in the exercise of their business judgment during those years, and that within the past year the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions and breakpoints, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels (the date of each Board’s most recent full annual review of the Current Agreements is noted in Appendix D (Current Management Agreements) and Appendix E (Current Subadvisory Agreements));

(xv) that the Current Agreements were considered and approved as recently as November 2019, except in the case of a newer Fund currently in the initial term of its agreement;

(xvi) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvii) that under the Transaction Agreement Franklin Templeton has acknowledged that Legg Mason had entered into the Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Board Members that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to each Board encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below for each Fund covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s)

pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, extent and quality of the services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Boards that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board considered that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund, or in the case of a Fund which invests in securities through an underlying master Fund that is a Fund in Master Portfolio Trust, for the master Fund in which the feeder Fund invests.

The Board received performance information for the Fund (or, where the Fund is a master Fund, for each of the feeder Funds that invest in the Fund), as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that, while the Board Members have found the Broadridge data generally useful the Board Members recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s (or the applicable feeder Fund’s) performance against its benchmark and against the Fund’s (or feeder Fund’s) peers. In addition, the Board considered the Fund’s (or feeder Fund’s) performance in light of overall financial market conditions. Where the Fund’s (or feeder Fund’s) relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from the Advisers concerning the Fund’s (or feeder Fund’s) relative performance versus the peer group for the various periods. For new Funds, the Board considered that the Fund had recently commenced operations and thus had a relatively limited performance history.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

Management fees and expense ratios

The Board considered that it had reviewed each Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Board considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases, another Subadviser, and not the Fund. In the case of feeder Funds, the Board considered that the Fund’s expense information reflects both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the master Fund. In addition, the Board received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund (or, in the case of master Funds, its feeder Fund(s)), and the Fund’s (or each feeder Fund’s), as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board Members have found the Broadridge data generally useful the Board Members recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also considered the management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board for the Western Asset SMASh Series C, Series M, Series EC and Series TF Funds considered that those Funds do not pay a management fee. The Board for each of those Funds also considered that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses. The Board considered that this arrangement continues through December 2021 unless the Board consents to an earlier termination, and would not be affected by the Transaction. In addition, the Board considered that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund (and, in the case of feeder Funds, in providing services to the master Fund in which the Fund invests, and in the case of master Funds, the feeder Fund(s) that invest in the Fund). The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, as well as contractual expense limitations, and that after taking those reductions, breakpoints and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Other benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser(s) to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received are reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members of each Fund, including the Independent Board Members, concluded that the New Agreements for your Fund, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements and to recommend that shareholders approve the New Agreements.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” of the investment adviser (or predecessor investment adviser, if applicable) within the meaning of the 1940 Act. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Boards have not been advised by Legg Mason or Franklin Templeton of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund. Moreover, Franklin Templeton has advised the Boards that Franklin Templeton will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Information About the Managers, the Subadvisers and Affiliated Service Providers

Managers and Subadvisers

LMPFA is a registered investment adviser and is a wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides investment management and/or administrative and certain oversight services to the Funds. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. LMPFA serves as the administrator or subadministrator for those Funds for which it is not the Manager and will continue to provide such services following the consummation of the Transaction.

Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $456.3 billion.

Affiliated Service Providers

LMPFA serves as the administrator for Western Asset Investment Grade Income Fund Inc. and Western Asset Premier Bond Fund and will continue to provide such services following the consummation of the Transaction.

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, MD 21202, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the principal underwriter for each Open-End Fund. LMIS will continue to act as the Open-End Funds’ principal underwriter following the consummation of the Transaction. LMIS also serves as a service agent of the Open-End Funds and is expected to continue to provide such services following the consummation of the Transaction.

Additional Information about the Managers, the Subadvisers and Affiliated Service Providers

The tables set forth in Appendix F show amounts paid to affiliates of the Managers and the Subadvisers during the Funds’ most recently completed fiscal year. There were no other material payments by the Funds to Legg Mason, the Managers, the Subadvisers or any of their affiliates during that period. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

The names and principal occupations of the directors and principal executive officers (or persons performing similar functions) of the Managers and the Subadvisers are as set forth in Appendix G-1. The principal address of each individual as it relates to his or her duties at the applicable Manager/Subadviser is the same as that of the Manager/Subadviser.

Each officer of the Funds, as well as Jane E. Trust, an interested Board Member of the Funds, is an employee of a Manager and/or Subadviser as set forth in Appendix G-2. No Independent Board Member of a Fund owns any securities of, or has any other material direct or indirect interest in, Legg Mason, Franklin Templeton or any of their respective affiliates.

The Managers and the Subadvisers may provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix H lists other funds advised by the Managers or the Subadvisers, the net assets of those funds, and the management fees the Managers or the Subadvisers received from those funds during the fiscal years ended on the dates noted.

Required Vote

To become effective with respect to your Fund, the New Management Agreement with your Fund’s Manager must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

PROPOSAL 2—TO APPROVE A NEW SUBADVISORY AGREEMENT WITH EACH SUBADVISER OF YOUR FUND

At the Meeting, you will be asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement”), with respect to each of your Fund’s subadvisers (each, a “Subadviser,” and collectively, the “Subadvisers”). You are entitled to vote on a New Subadvisory Agreement with each Subadviser of your Fund. The name of your Fund appears below under the heading for each Subadviser of your Fund. Please also see the chart above in “Summary of Proposals.”

PROPOSAL 2-A: Approve a new subadvisory agreement with Western Asset Management Company, LLC

Funds affected:

Legg Mason Partners Income Trust
Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	Western Asset Massachusetts Municipals Fund
Western Asset California Municipals Fund	Western Asset Mortgage Total Return Fund
Western Asset Corporate Bond Fund	Western Asset Municipal High Income Fund
Western Asset Emerging Markets Debt Fund	Western Asset New Jersey Municipals Fund
Western Asset Global High Yield Bond Fund	Western Asset New York Municipals Fund
Western Asset Income Fund	Western Asset Oregon Municipals Fund
Western Asset Intermediate Maturity California Municipals Fund	Western Asset Pennsylvania Municipals Fund
Western Asset Intermediate Maturity New York Municipals Fund	Western Asset Short Duration High Income Fund
Western Asset Intermediate-Term Municipals Fund	Western Asset Short Duration Municipal Income Fund
Western Asset Managed Municipals Fund	Western Asset Short-Term Bond Fund

Western Asset Funds, Inc.
Western Asset Core Bond Fund	Western Asset Intermediate Bond Fund
Western Asset Core Plus Bond Fund	Western Asset Macro Opportunities Fund
Western Asset High Yield Fund	Western Asset Total Return Unconstrained Fund
Western Asset Inflation Indexed Plus Bond Fund

Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	Western Asset Premier Institutional U.S. Treasury Reserves
Western Asset Institutional Liquid Reserves	Western Asset Select Tax Free Reserves
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Western Asset SMASh Series C Fund
Western Asset Institutional U.S. Treasury Reserves	Western Asset SMASh Series EC Fund
Western Asset Premier Institutional Government Reserves	Western Asset SMASh Series M Fund
Western Asset Premier Institutional Liquid Reserves	Western Asset SMASh Series TF Fund

Legg Mason Partners Money Market Trust
Western Asset Government Reserves	Western Asset Tax Free Reserves
Western Asset New York Tax Free Money Market Fund	Western Asset U.S. Treasury Reserves
Western Asset Prime Obligations Money Market Fund

Legg Mason Partners Premium Money Market Trust
Western Asset Premium Liquid Reserves	Western Asset Premium U.S. Treasury Reserves

Master Portfolio Trust
Government Portfolio	U.S. Treasury Obligations Portfolio
Liquid Reserves Portfolio	U.S. Treasury Reserves Portfolio
Tax Free Reserves Portfolio

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	Western Asset Variable Global High Yield Bond Portfolio

PROPOSAL 2-B: Approve a new subadvisory agreement with Western Asset Management Company Limited

Funds affected:

Legg Mason Partners Income Trust
Western Asset Emerging Markets Debt Fund	Western Asset Short Duration High Income Fund
Western Asset Global High Yield Bond Fund	Western Asset Short-Term Bond Fund
Western Asset Income Fund

Western Asset Funds, Inc.
Western Asset Core Bond Fund	Western Asset Intermediate Bond Fund
Western Asset Core Plus Bond Fund	Western Asset Macro Opportunities Fund
Western Asset High Yield Fund	Western Asset Total Return Unconstrained Fund
Western Asset Inflation Indexed Plus Bond Fund

Legg Mason Partners Institutional Trust
Western Asset SMASh Series C Fund	Western Asset SMASh Series M Fund
Western Asset SMASh Series EC Fund

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	Western Asset Variable Global High Yield Bond Portfolio

Closed-End Funds
Western Asset Investment Grade Income Fund Inc.	Western Asset Premier Bond Fund

PROPOSAL 2-C: Approve a new subadvisory agreement with Western Asset Management Company Ltd

Funds affected:

Legg Mason Partners Income Trust
Western Asset Income Fund

Western Asset Funds, Inc.
Western Asset Core Plus Bond Fund	Western Asset Macro Opportunities Fund
Western Asset Inflation Indexed Plus Bond Fund	Western Asset Total Return Unconstrained Fund

Legg Mason Partners Institutional Trust
Western Asset SMASh Series EC Fund

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio

Closed-End Fund
Western Asset Premier Bond Fund

PROPOSAL 2-D: Approve a new subadvisory agreement with Western Asset Management Company Pte. Ltd.

Funds affected:

Legg Mason Partners Income Trust
Western Asset Emerging Markets Debt Fund	Western Asset Income Fund
Western Asset Global High Yield Bond Fund

Western Asset Funds, Inc.
Western Asset Core Plus Bond Fund	Western Asset Macro Opportunities Fund
Western Asset Inflation Indexed Plus Bond Fund	Western Asset Total Return Unconstrained Fund

Legg Mason Partners Institutional Trust
Western Asset SMASh Series EC Fund

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	Western Asset Variable Global High Yield Bond Portfolio

Closed-End Fund
Western Asset Premier Bond Fund

Introduction

Each Subadviser is a wholly-owned subsidiary of Legg Mason. Information about the Subadvisers is provided in Proposal 1 above under “Information about the Managers, the Subadvisers and Affiliated Service Providers.”

Your Fund’s Subadviser, the date of each Current Subadvisory Agreement with respect to your Fund, and the date on which it was last approved by shareholders and approved for continuance by the applicable Board are provided in Appendix E.

Shareholders are being asked to approve a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers because the consummation of the Transaction described above will constitute a change in control of your Fund’s Manager and Subadvisers and, therefore, will result in the automatic termination of each Current Subadvisory Agreement under the 1940 Act. If shareholders approve a New Subadvisory Agreement for a Fund prior to the consummation of the Transaction and that Fund’s New Management Agreement is approved by shareholders, that New Subadvisory Agreement will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, the Subadviser will continue to serve your Fund pursuant to the terms of the Current Subadvisory Agreement.

There will be no increase in the fees payable to a Subadviser as a result of a New Subadvisory Agreement, and each Subadviser will continue to provide the advisory services to a Fund under a New Subadvisory Agreement as were provided under the applicable Current Subadvisory Agreement. It is expected that advisory services will continue to be provided by the same Subadviser personnel under a New Subadvisory Agreement as under the applicable Current Subadvisory Agreement. The Fund’s Manager pays a portion of the fee it receives from the Fund to a Subadviser as compensation for the Subadviser’s advisory services to the Fund. In certain cases, a Fund’s Subadviser pays a portion of the fee it receives to other Subadvisers as compensation for such Subadvisers’ advisory services to the Fund.

The terms of each New Subadvisory Agreement are identical to the terms of the applicable Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination. The stated subadvisory fees to be paid with respect to your Fund are identical under the applicable Current Subadvisory Agreement and the New Subadvisory Agreement.

Set forth below is a general description of the New Subadvisory Agreement and a comparison of its terms to those of the Current Subadvisory Agreement. A more detailed comparison of the terms of the New Subadvisory Agreement and the Current Subadvisory Agreement, and the complete terms of the New Subadvisory Agreement are set forth in Appendix K, as follows:

•

Unless your Fund is specifically identified in the “bulleted” paragraphs below, you should refer to Appendix K-1 for a more detailed comparison of the terms of the New Subadvisory Agreement and your Fund’s Current Subadvisory Agreement(s), and Appendix K-2 for a copy of the form of New Subadvisory Agreement.

•

Shareholders of Funds that are series of Western Asset Funds, Inc. and Western Asset Premier Bond Fund should refer to Appendix K-3 for a more detailed comparison of the terms of the New Subadvisory Agreement and their Fund’s Current Subadvisory Agreement(s), and Appendix K-4 for a copy of the form of New Subadvisory Agreement.

•

Shareholders of Western Asset Investment Grade Income Fund Inc. should refer to Appendix K-5 for a more detailed comparison of the terms of the New Subadvisory Agreement and their Fund’s Current Subadvisory Agreement, and Appendix K-6 for a copy of the form of New Subadvisory Agreement.

As noted above, the current agreements for certain Funds are titled “advisory agreement,” “investment advisory agreement,” “investment subadvisory agreement,” or “portfolio management agreement,” but are referred to herein for convenience as “subadvisory agreements.”

Comparison of New Subadvisory Agreement with Current Subadvisory Agreement

Fees. There is no change in the fees payable to the Subadvisers for investment subadvisory services as a result of the New Subadvisory Agreements. The Fund does not compensate a Subadviser for its services. That compensation is paid by the Manager or, in some cases, another Subadviser. The current contractual fees payable to the Subadvisers are set forth in Appendix E.

Investment Subadvisory Services. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board Members and its Manager, the Subadviser will regularly provide the Fund, with respect to that portion of the Fund’s assets allocated to the Subadviser by the Manager, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Subadviser.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Subadvisory Agreement and the New Subadvisory Agreement for the Funds that are series of Western Asset Funds, Inc. and for Western Asset Premier Bond Fund and Western Asset Investment Grade Income Fund Inc. states that, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described above, the Fund’s Subadviser shall seek to obtain the most favorable price and execution available. In making such determination the Subadviser shall consider all factors it deems relevant.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement (other than the Agreements for Funds that are series of Western Asset Funds, Inc., and for Western Asset Premier Bond Fund and Western Asset Investment Grade Income Fund Inc.) further provides that the Subadviser will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of the Fund’s assets in accordance with the Subadviser’s policies and procedures, subject to such direction as the Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement (except for the Agreement for Western Asset Investment Grade Income Fund Inc.), the Subadviser agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws. While the Current Subadvisory Agreement for Western Asset Investment Grade Income Fund Inc. does not explicitly contain this provision, nevertheless, the Subadviser for the Fund keeps records as required by applicable law.

Payment of Expenses. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement requires the Subadviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Subadviser is not responsible for the Fund’s expenses. The Subadviser is required to bear all expenses in connection with the performance of its services under the Agreement.

Potential Conflicts of Interest. Each Fund and its Manager and Subadvisers have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Certain of the Current Subadvisory Agreements and the New Subadvisory Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Subadviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement specifically provides that the Subadviser may engage in any other business or render services of any kind.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement (except for the Agreements for Western Asset Premier Bond Fund and Western Asset Investment Grade Income Fund Inc.) also permits the Subadviser to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as the Subadviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Subadviser of any of its obligations under the Agreement.

Limitation on Liability. Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. A Subadviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Subadviser who may provide services to the Fund as contemplated by the Subadvisory Agreement. The Current Subadvisory Agreements and the New Subadvisory Agreements for certain Funds also clarify that the Subadviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Subadviser is not liable for any error of judgment or mistake of law.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction and the Fund’s New Management Agreement is approved by shareholders, the New Subadvisory Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Subadvisory Agreement, as required by the 1940 Act. The Current Subadvisory Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Subadviser, upon written notice as provided in the Agreement. Each Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Subadvisory Agreements and New Subadvisory Agreements for certain Funds also limit the ongoing use of the name of the Subadviser following termination.

Additional Provisions. The Current Subadvisory Agreement for certain more recently established Funds identified in Appendix K-1 and Appendix K-2 includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Subadvisory Agreement for these Funds. The provisions described below apply only to the New Subadvisory Agreements for these Funds, and do not vary from the existing provisions for these Funds. These provisions are not included in the Current or New Subadvisory Agreements for any other Funds.

The New Subadvisory Agreement, like the Current Subadvisory Agreement, for these more recently established Funds provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, also provides that the Subadviser is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Subadviser’s control.

Possible Interim Subadvisory Agreement(s)

If the shareholders of your Fund do not approve a New Subadvisory Agreement and the Transaction is completed, an interim subadvisory agreement (an “Interim Subadvisory Agreement”) will take effect upon the closing of the Transaction. The Board has approved the Interim Subadvisory Agreement to allow each Subadviser of each Fund to continue providing services to the applicable Fund while shareholder approval of the New Subadvisory Agreement continues to be sought. The terms of the Interim Subadvisory Agreement are identical to those of the Current Subadvisory Agreement, except for the term and escrow provisions described below. The Interim Subadvisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Subadvisory Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate an Interim Subadvisory Agreement on 10 calendar days’ written notice to the Subadviser without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Subadviser under an Interim Subadvisory Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Subadvisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Subadvisory Agreement will be paid to the Subadviser. If shareholders of your Fund do not approve the New Subadvisory Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Subadviser will be paid the lesser of its costs incurred in performing its services under the Interim Subadvisory Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Manager and Board of your Fund would either negotiate a new subadvisory agreement with an advisory organization selected by the Manager and the Board, subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

At the meetings held on April 14, 2020 at which the Board approved your Fund’s New Management Agreement, the Board, including the Independent Board Members, also approved a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers.

Your Fund’s Board’s considerations regarding a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers are discussed in Proposal 1 above.

Required Vote

To become effective with respect to your Fund, each New Subadvisory Agreement with a Subadviser of your Fund must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

ADDITIONAL INFORMATION

5% Share Ownership

As of March 18, 2020, the persons listed in Appendix J owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix J.

Security Ownership of Management

As of March 18, 2020, the Board Members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act, subject to the rules thereunder and applicable guidance from the SEC and its staff, require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to, in respect of such person’s transactions in any securities of such company (other than short-term paper), file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the SEC. Each of the Funds which is a Closed-End Fund is listed in Appendix C.

Based on a review of these forms filed with the SEC for each Closed-End Fund, each Closed-End Fund believes that its Section 16(a) reporting persons have complied with all applicable Section 16(a) filing requirements during its last fiscal year.

To the knowledge of management of the Closed-End Funds, no shareholder of a Closed-End Fund owns more than 10% of a registered class of a Closed-End Fund’s equity securities, except as set forth in Appendix J.

Submission of Shareholder Proposals

All proposals by shareholders of a Closed-End Fund as identified in Appendix C that are intended to be presented at that Fund’s next annual meeting of shareholders must be (or must have been) received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting not later than the date specified in Appendix C. Any shareholder who desires to bring a proposal at a Closed-End Fund’s next annual meeting of shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason Investor Services, 100 International Drive, 4th Floor, Baltimore, MD 21202) during the period specified in Appendix C. Shareholder proposals are subject to certain regulations under the federal securities laws.

The Audit Committee of each Closed-End Fund has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Persons with complaints or concerns regarding accounting matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at compliance-fundscco@leggmason.com or at:

Legg Mason & Co., LLC

Compliance Department

100 International Drive, 4th Floor

Baltimore, MD 21202

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Each Fund’s Audit Committee Chair may be contacted at:

Audit Committee Chair

c/o Legg Mason & Co., LLC

Compliance Department

100 International Drive, 4th Floor

Baltimore, MD 21202

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 International Drive, 4th Floor, Baltimore, MD 21202. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

The Open-End Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Open-End Fund must be received at the offices of the Fund, 100 International Drive, 4th Floor, Baltimore, MD 21202, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be borne by Legg Mason. These costs will be borne by Legg Mason whether or not the proposals are successful and whether or not the Transaction is consummated. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services and AST Fund Solutions, each a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services and AST Fund Solutions may solicit proxies personally and by telephone. Proxy solicitation costs, and postage and printing costs associated with this Joint Proxy Statement, are estimated at approximately $11.8  million, plus reimbursements of out-of-pocket expenses.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix A.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meetings of the Open-End Funds and Western Asset Premier Bond Fund will be available at the offices of the Funds, 620 Eighth Avenue, 49th Floor, New York, New York 10018, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings. A list of shareholders entitled to be present and to vote at the Meeting of Western Asset Investment Grade Income Fund Inc. will be available at the offices of the Fund, 100 International Drive, Baltimore, Maryland 21262, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting. If a Fund decides to hold a Meeting by means of remote communication, the announcement regarding this change will include instructions on how to access the list of shareholders electronically.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

April 20, 2020

Appendix A

Corporations, Trusts and Series; Fiscal Year Ends

Corporation/Trust	Form of Organization	Series	Fiscal Year End
OPEN-END FUNDS:
LEGG MASON PARTNERS INCOME TRUST	Maryland Statutory Trust	Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	5/31
		Western Asset California Municipals Fund	2/28
		Western Asset Corporate Bond Fund	12/31
		Western Asset Emerging Markets Debt Fund	2/28
		Western Asset Global High Yield Bond Fund	12/31
		Western Asset Income Fund	7/31
		Western Asset Intermediate Maturity California Municipals Fund	11/30
		Western Asset Intermediate Maturity New York Municipals Fund	11/30
		Western Asset Intermediate-Term Municipals Fund	3/31
		Western Asset Managed Municipals Fund	2/28
		Western Asset Massachusetts Municipals Fund	11/30
		Western Asset Mortgage Total Return Fund	12/31
		Western Asset Municipal High Income Fund	7/31
		Western Asset New Jersey Municipals Fund	3/31
		Western Asset New York Municipals Fund	3/31
		Western Asset Oregon Municipals Fund	4/30
		Western Asset Pennsylvania Municipals Fund	3/31
		Western Asset Short Duration High Income Fund	7/31
		Western Asset Short Duration Municipal Income Fund	2/28
		Western Asset Short-Term Bond Fund	12/31
WESTERN ASSET FUNDS, INC.	Maryland Corporation	Western Asset Core Bond Fund	12/31
		Western Asset Core Plus Bond Fund	12/31
		Western Asset High Yield Fund	5/31
		Western Asset Inflation Indexed Plus Bond Fund	12/31
		Western Asset Intermediate Bond Fund	5/31
		Western Asset Macro Opportunities Fund	10/31
		Western Asset Total Return Unconstrained Fund	5/31
LEGG MASON PARTNERS INSTITUTIONAL TRUST	Maryland Statutory Trust	Western Asset Institutional Government Reserves	8/31
		Western Asset Institutional Liquid Reserves	8/31
		Western Asset Institutional U.S. Treasury Obligations Money Market Fund	8/31
		Western Asset Institutional U.S. Treasury Reserves	8/31
		Western Asset Premier Institutional Government Reserves	8/31
		Western Asset Premier Institutional Liquid Reserves	8/31
		Western Asset Premier Institutional U.S. Treasury Reserves	8/31
		Western Asset Select Tax Free Reserves	8/31
		Western Asset SMASh Series C Fund	2/28
		Western Asset SMASh Series EC Fund	2/28
		Western Asset SMASh Series M Fund	2/28
		Western Asset SMASh Series TF Fund	2/28
LEGG MASON PARTNERS MONEY MARKET TRUST	Maryland Statutory Trust	Western Asset Government Reserves	8/31
		Western Asset New York Tax Free Money Market Fund	8/31
		Western Asset Prime Obligations Money Market Fund	8/31
		Western Asset Tax Free Reserves	8/31
		Western Asset U.S. Treasury Reserves	8/31
LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST	Maryland Statutory Trust	Western Asset Premium Liquid Reserves	8/31
		Western Asset Premium U.S. Treasury Reserves	8/31

A-1

Corporation/Trust	Form of Organization	Series	Fiscal Year End
MASTER PORTFOLIO TRUST	Maryland Statutory Trust	Government Portfolio	8/31
		Liquid Reserves Portfolio	8/31
		Tax Free Reserves Portfolio	8/31
		U.S. Treasury Obligations Portfolio	8/31
		U.S. Treasury Reserves Portfolio	8/31
LEGG MASON PARTNERS VARIABLE INCOME TRUST	Maryland Statutory Trust	Western Asset Core Plus VIT Portfolio	12/31
		Western Asset Variable Global High Yield Bond Portfolio	12/31

CLOSED-END FUNDS:
Western Asset Investment Grade Income Fund Inc.	Delaware Corporation		12/31
Western Asset Premier Bond Fund	Massachusetts Business Trust		12/31

A-2

Appendix B

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on April 15, 2020, the record date for voting at the Meeting. Additionally, the table lists the quorum requirements for each Fund (which is also the standard used to determine the presence of a quorum of shareholders of the Trust or Corporation of which the Fund is a series, if applicable). The table also indicates, under “Manner of Voting,” whether a shareholder of a Fund is entitled to one vote for each share of that Fund held on the record date, or whether a shareholder of the Fund is entitled to vote based on the dollar value of shares held by the shareholder on the record date, so called “dollar-weighted” voting or, for preferred shares of Closed-End Funds, on the basis of liquidation preference.

	Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
OPEN-END FUNDS:
LEGG MASON PARTNERS INCOME TRUST	Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	24,231,886.08	211,694,150.89	30% of voting power	Dollar-Weighted
	Western Asset California Municipals Fund	25,888,317.79	402,711,565.58	30% of voting power	Dollar-Weighted
	Western Asset Corporate Bond Fund	64,677,005.14	816,821,570.72	30% of voting power	Dollar-Weighted
	Western Asset Emerging Markets Debt Fund	7,518,546.25	33,019,533.51	30% of voting power	Dollar-Weighted
	Western Asset Global High Yield Bond Fund	39,132,396.96	221,774,110.70	30% of voting power	Dollar-Weighted
	Western Asset Income Fund	86,572,106.12	474,608,243.26	30% of voting power	Dollar-Weighted
	Western Asset Intermediate Maturity California Municipals Fund	24,467,422.18	208,866,322.87	30% of voting power	Dollar-Weighted
	Western Asset Intermediate Maturity New York Municipals Fund	19,960,356.14	169,277,702.25	30% of voting power	Dollar-Weighted
	Western Asset Intermediate-Term Municipals Fund	377,111,048.26	2,346,393,987.27	30% of voting power	Dollar-Weighted
	Western Asset Managed Municipals Fund	277,117,584.17	4,347,356,309.91	30% of voting power	Dollar-Weighted
	Western Asset Massachusetts Municipals Fund	7,492,788.00	94,058,969.46	30% of voting power	Dollar-Weighted
	Western Asset Mortgage Total Return Fund	96,917,159.87	966,063,866.51	30% of voting power	Dollar-Weighted
	Western Asset Municipal High Income Fund	34,023,438.29	458,617,579.64	30% of voting power	Dollar-Weighted
	Western Asset New Jersey Municipals Fund	15,029,834.41	178,132,913.98	30% of voting power	Dollar-Weighted
	Western Asset New York Municipals Fund	41,882,537.57	541,438,659.34	30% of voting power	Dollar-Weighted
	Western Asset Oregon Municipals Fund	6,383,227.97	65,815,254.14	30% of voting power	Dollar-Weighted

	Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
	Western Asset Pennsylvania Municipals Fund	13,093,336.41	167,559,888.91	30% of voting power	Dollar-Weighted
	Western Asset Short Duration High Income Fund	70,495,472.52	323,821,594.31	30% of voting power	Dollar-Weighted
	Western Asset Short Duration Municipal Income Fund	160,771,529.97	813,503,941.63	30% of voting power	Dollar-Weighted
	Western Asset Short-Term Bond Fund	192,900,942.29	744,988,244.40	30% of voting power	Dollar-Weighted
WESTERN ASSET FUNDS, INC.	Western Asset Core Bond Fund	1,135,798,695.17	15,033,728,097.51	30% of shares entitled to vote	One vote per share
	Western Asset Core Plus Bond Fund	2,629,240,148.75	31,383,126,552.98	30% of shares entitled to vote	One vote per share
	Western Asset High Yield Fund	28,394,527.94	202,307,121.85	30% of shares entitled to vote	One vote per share
	Western Asset Inflation Indexed Plus Bond Fund	38,208,106.67	450,378,660.40	30% of shares entitled to vote	One vote per share
	Western Asset Intermediate Bond Fund	96,832,227.51	1,086,830,251.79	30% of shares entitled to vote	One vote per share
	Western Asset Macro Opportunities Fund	140,758,486.38	1,406,402,078.51	30% of shares entitled to vote	One vote per share
	Western Asset Total Return Unconstrained Fund	129,289,140.20	1,259,047,912.09	30% of shares entitled to vote	One vote per share
LEGG MASON PARTNERS INSTITUTIONAL TRUST	Western Asset Institutional Government Reserves	13,731,750,696.29	13,731,750,696.29	30% of voting power	Dollar-Weighted
	Western Asset Institutional Liquid Reserves	1,955,473,413.87	1,956,645,927.59	30% of voting power	Dollar-Weighted
	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	1,000,496,602.39	1,000,496,602.39	30% of voting power	Dollar-Weighted
	Western Asset Institutional U.S. Treasury Reserves	9,951,873,009.66	9,951,873,009.66	30% of voting power	Dollar-Weighted
	Western Asset Premier Institutional Government Reserves	1,951,024,109.31	1,951,024,109.31	30% of voting power	Dollar-Weighted
	Western Asset Premier Institutional Liquid Reserves	100,704.14	100,734.35	30% of voting power	Dollar-Weighted
	Western Asset Premier Institutional U.S. Treasury Reserves	193,675,383.25	193,675,383.25	30% of voting power	Dollar-Weighted
	Western Asset Select Tax Free Reserves	268,517,683.62	268,517,683.62	30% of voting power	Dollar-Weighted
	Western Asset SMASh Series C Fund	132,914,583.97	1,172,306,630.58	30% of voting power	Dollar-Weighted

	Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
	Western Asset SMASh Series EC Fund	314,167,643.77	2,510,199,473.66	30% of voting power	Dollar-Weighted
	Western Asset SMASh Series M Fund	255,911,330.67	2,879,002,470.30	30% of voting power	Dollar-Weighted
	Western Asset SMASh Series TF Fund	5,367,340.65	53,995,446.92	30% of voting power	Dollar-Weighted
LEGG MASON PARTNERS MONEY MARKET TRUST	Western Asset Government Reserves	1,525,998,036.50	1,525,998,036.50	30% of voting power	Dollar-Weighted
	Western Asset New York Tax Free Money Market Fund	109,538,760.13	109,538,760.13	30% of voting power	Dollar-Weighted
	Western Asset Prime Obligations Money Market Fund	137,184,205.33	137,184,205.33	30% of voting power	Dollar-Weighted
	Western Asset Tax Free Reserves	74,699,095.38	74,699,095.38	30% of voting power	Dollar-Weighted
	Western Asset U.S. Treasury Reserves	259,040,641.48	259,040,641.48	30% of voting power	Dollar-Weighted
LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST	Western Asset Premium Liquid Reserves	13,631,550.57	13,639,729.53	30% of voting power	Dollar-Weighted
	Western Asset Premium U.S. Treasury Reserves	141,087,374.31	141,087,374.31	30% of voting power	Dollar-Weighted
MASTER PORTFOLIO TRUST	Government Portfolio	21,657,655,663.7780	22,315,745,030.85	30% of voting power	Dollar-Weighted
	Liquid Reserves Portfolio	18,437,329,872.5520	19,187,027,334.53	30% of voting power	Dollar-Weighted
	Tax Free Reserves Portfolio	335,517,173.3920	343,463,350.91	30% of voting power	Dollar-Weighted
	U.S. Treasury Obligations Portfolio	1,044,886,676.5440	1,078,157,779.59	30% of voting power	Dollar-Weighted
	U.S. Treasury Reserves Portfolio	22,938,659,850.7600	23,681,352,590.86	30% of voting power	Dollar-Weighted
LEGG MASON PARTNERS VARIABLE INCOME TRUST	Western Asset Core Plus VIT Portfolio	32,354,976.82	188,305,965.09	30% of voting power	Dollar-Weighted
	Western Asset Variable Global High Yield Bond Portfolio	19,897,861.84	132,282,113.38	30% of voting power	Dollar-Weighted
CLOSED-END FUNDS:
	Western Asset Investment Grade Income Fund Inc.	9,503,287.00	139,517,193.63	A majority of shares entitled to vote	One vote per share
	Western Asset Premier Bond Fund	11,863,337.00	154,025,341.33	30% of shares entitled to vote	One vote per share

Appendix C

Submission of Shareholder Proposals - Closed-End Funds

Western Asset Investment Grade Income Fund Inc.

Proposals that stockholders wish to present to the 2020 Annual Meeting and wished to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must have been delivered to the Secretary of the Fund on or before December 10, 2019 (i.e., at least 120 days before April 8, 2020).

Stockholders who wish to make a proposal at the 2020 Annual Meeting — other than one that will be included in the Fund’s proxy materials — should have notified the Fund on or before February 23, 2020 (i.e., 45 days prior to April 8, 2020).

Proposals that stockholders wish to present to the 2021 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be delivered to the Secretary of the Fund on or before December 4, 2020 (i.e., at least 120 days before April 3, 2021).

Stockholders who wish to make a proposal at the 2021 Annual Meeting — other than one that will be included in the Fund’s proxy materials — should notify the Fund on or before February 17, 2021 (i.e., 45 days prior to April 3, 2021).

Western Asset Premier Bond Fund

Proposals that shareholders wish to present to the 2020 Annual Meeting and wished to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must have been delivered to the Secretary of the Fund on or before December 10, 2019 (i.e., at least 120 days before April 8, 2020).

Shareholders who wish to make a proposal at the 2020 Annual Meeting — other than one that will be included in the Fund’s proxy materials or one that does not propose one or more nominees for election as Trustees or propose to fix the number of Trustees — should have notified the Fund on or before February 23, 2020 (i.e., 45 days prior to April 8, 2020) if they did not want to have proxies solicited by the Fund to confer discretionary voting authority with respect to the proposal. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2020 Annual Meeting would need to have provided written notice to the Fund (including all required information) so that such notice was received in good order by the Fund neither earlier than February 10, 2020 nor later than March 11, 2020 (i.e., neither more than 90 days, nor less than 60 days, prior to May 10, 2020).

Proposals that shareholders wish to present to the 2021 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be delivered to the Secretary of the Fund on or before December 4, 2020 (i.e., at least 120 days before April 3, 2021).

Shareholders who wish to make a proposal at the 2021 Annual Meeting — other than one that will be included in the Fund’s proxy materials or one that does not propose one or more nominees for election as Trustees or propose to fix the number of Trustees — should notify the Fund on or before February 17, 2021 (i.e., 45 days prior to April 3, 2021) if they do not want to have proxies solicited by the Fund to confer discretionary voting authority with respect to the proposal. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2021 Annual Meeting would need to provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund neither earlier than February 9, 2021 nor later than March 11, 2021 (i.e., neither more than 90 days, nor less than 60 days, prior to May 10, 2021).

C-1

Appendix D

Management Agreements

Dates, Approvals and Fees

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
OPEN-END FUNDS:
LEGG MASON PARTNERS INCOME TRUST
Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.45%

Western Asset California Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million

Western Asset Corporate Bond Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.45%

Western Asset Emerging Markets Debt Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.60%

Western Asset Global High Yield Bond Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.70%

Western Asset Income Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50%

Western Asset Intermediate Maturity California Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50%

Western Asset Intermediate Maturity New York Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50%

Western Asset Intermediate-Term Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.35%

Western Asset Managed Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.40%

Western Asset Massachusetts Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million

Western Asset Mortgage Total Return Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50% up to $4 billion of average daily net assets; 0.45% of average daily net assets between $4 billion and $6 billion; 0.40% of average daily net assets between $6 billion and $8 billion; 0.35% of average daily net assets exceeding $8 billion

Western Asset Municipal High Income Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.55% up to $1 billion of average daily net assets; 0.525% of average daily net assets between $1 billion and $2 billion; 0.50% of average daily net assets between $2 billion and $5 billion; 0.475% of average daily net assets between $5 billion and $10 billion; 0.45% of average daily net assets exceeding $10 billion

Western Asset New Jersey Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
Western Asset New York Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50%

Western Asset Oregon Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million

Western Asset Pennsylvania Municipals Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.45%

Western Asset Short Duration High Income Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.55%

Western Asset Short Duration Municipal Income Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.30%

Western Asset Short-Term Bond Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.35%
WESTERN ASSET FUNDS, INC.
Western Asset Core Bond Fund	LMPFA	12/31/2001	5/21/1998[2]	11/18/2019	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

Western Asset Core Plus Bond Fund	LMPFA	12/31/2001	5/26/1998[3]	11/18/2019	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

Western Asset High Yield Fund	LMPFA	12/31/2001	9/1/2001[3]	11/18/2019	0.55%

Western Asset Inflation Indexed Plus Bond Fund	LMPFA	12/31/2001	7/28/2000[3]	11/18/2019	0.20%

Western Asset Intermediate Bond Fund	LMPFA	12/31/2001	5/21/1998[2]	11/18/2019	0.40%

Western Asset Macro Opportunities Fund	LMPFA	6/12/2013	8/30/2013[4]	11/18/2019	1.15%

Western Asset Total Return Unconstrained Fund	LMPFA	6/30/2006	6/30/2006[4]	11/18/2019	0.60%
LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Western Asset Institutional Liquid Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	LMPFA	8/30/2013	9/3/2013[1]	11/12/2019	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Western Asset Institutional U.S. Treasury Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Western Asset Premier Institutional Government Reserves	LMPFA	10/24/2019	10/23/2019[1]	8/13/2019	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Western Asset Premier Institutional Liquid Reserves	LMPFA	10/24/2019	10/23/2019[1]	8/13/2019	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Western Asset Premier Institutional U.S. Treasury Reserves	LMPFA	10/24/2019	10/23/2019[1]	8/13/2019	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Western Asset Select Tax Free Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion

Western Asset SMASh Series C Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.00%

Western Asset SMASh Series EC Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.00%

Western Asset SMASh Series M Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.00%

Western Asset SMASh Series TF Fund	LMPFA	11/10/2015	11/10/2015[1]	11/12/2019	0.00%

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion

Western Asset New York Tax Free Money Market Fund	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion

Western Asset Prime Obligations Money Market Fund	LMPFA	11/10/2015	9/15/2016[1]	11/12/2019	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion

Western Asset Tax Free Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion

Western Asset U.S. Treasury Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion
LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.35%

Western Asset Premium U.S. Treasury Reserves	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.35%
MASTER PORTFOLIO TRUST
Government Portfolio	LMPFA	3/2/2009	3/2/2009[1]	11/12/2019	0.10%

Liquid Reserves Portfolio	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.10%

Tax Free Reserves Portfolio	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.15%

U.S. Treasury Obligations Portfolio	LMPFA	8/30/2013	9/3/2013[1]	11/12/2019	0.00%

U.S. Treasury Reserves Portfolio	LMPFA	4/13/2007	4/13/2007[1]	11/12/2019	0.10%

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
LEGG MASON PARTNERS VARIABLE INCOME TRUST
Western Asset Core Plus VIT Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/12/2019	0.45% of the first $500 million, 0.425% of the next $500 million and 0.40% of assets over $1 billion of its average daily net assets

Western Asset Variable Global High Yield Bond Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/12/2019	0.70%
CLOSED-END FUNDS:
Western Asset Investment Grade Income Fund Inc.	Western Asset	2/12/1987	2/12/1987[5]	11/18/2019	0.70% up to $60 million and 0.40% in excess of $60 million

Western Asset Premier Bond Fund	Western Asset	3/20/2002	3/20/2002[1]	11/18/2019	0.55% of the average weekly value of the Fund’s total managed assets[6]

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 Date management agreement for the Fund last approved by shareholders. Agreement was transferred to current manager in an internal reorganization through an inter-affiliate transfer agreement in reliance on Rule 2a-6 under the 1940 Act.

3 Date management agreement for the Fund approved by sole initial shareholder. Agreement was transferred to current manager in an internal reorganization through an inter-affiliate transfer agreement in reliance on Rule 2a-6 under the 1940 Act.

4 Approved by sole initial shareholder prior to public offering of the Fund. Agreement was transferred to current manager in an internal reorganization through an inter-affiliate transfer agreement in reliance on Rule 2a-6 under the 1940 Act.

5 Date management agreement for the Fund was last approved by shareholders.

6 “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Appendix E

Subadvisory Agreements

Dates, Approvals and Fees

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
OPEN-END FUNDS:
LEGG MASON PARTNERS INCOME TRUST
Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset California Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Corporate Bond Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Emerging Markets Debt Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

	Western Asset London	4/13/2007	4/13/2007[1]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Singapore	11/3/2008	4/13/2007[1]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Western Asset Global High Yield Bond Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

	Western Asset London	4/13/2007	4/13/2007[1]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Singapore	11/3/2008	4/13/2007[2]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Western Asset Income Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

	Western Asset London	4/13/2007	4/13/2007[1]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Japan	11/3/2008	4/13/2007[2]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Singapore	11/3/2008	4/13/2007[2]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Western Asset Intermediate Maturity California Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Intermediate Maturity New York Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Intermediate-Term Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
Western Asset Managed Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Massachusetts Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Mortgage Total Return Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Municipal High Income Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset New Jersey Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset New York Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Oregon Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Pennsylvania Municipals Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Short Duration High Income Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

	Western Asset London	4/13/2007	4/13/2007[1]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Western Asset Short Duration Municipal Income Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Short-Term Bond Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

	Western Asset London	11/6/2012	4/13/2007[2]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
WESTERN ASSET FUNDS, INC.
Western Asset Core Bond Fund	Western Asset	12/31/2001	5/21/1998[3]	11/18/2019	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

	Western Asset London	12/19/2016	5/21/1998[2]	11/18/2019	*[4]

Western Asset Core Plus Bond Fund	Western Asset	12/31/2001	5/26/1998[2]	11/18/2019	*[4]

	Western Asset London	12/31/2001	5/26/1998[2]	11/18/2019	*[4]

	Western Asset Japan	11/25/2008	5/26/1998[2]	11/18/2019	**[5]

	Western Asset Singapore	11/25/2008	5/26/1998[2]	11/18/2019	**[5]

Western Asset High Yield Fund	Western Asset	12/31/2001	9/1/2001[1]	11/18/2019	0.55% of average daily net assets

	Western Asset London	12/19/2016	9/1/2001[2]	11/18/2019	*[4]

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
Western Asset Inflation Indexed Plus Bond Fund	Western Asset	8/1/2003	7/28/2000[2]	11/18/2019	*[4]

	Western Asset London	8/1/2003	7/7/2003[3]	11/18/2019	*[4]

	Western Asset Japan	11/25/2008	7/28/2000[2]	11/18/2019	**[5]

	Western Asset Singapore	11/25/2008	7/28/2000[2]	11/18/2019	**[5]

Western Asset Intermediate Bond Fund	Western Asset	12/31/2001	5/21/1998[3]	11/18/2019	0.40% of average daily net assets

	Western Asset London	12/19/2016	5/21/1998[2]	11/18/2019	*[4]

Western Asset Macro Opportunities Fund	Western Asset	6/12/2013	8/30/2013[1]	11/18/2019	*[4]

	Western Asset London	6/12/2013	8/30/2013[1]	11/18/2019	*[4]

	Western Asset Japan	6/12/2013	8/30/2013[1]	11/18/2019	**[5]

	Western Asset Singapore	6/12/2013	8/30/2013[1]	11/18/2019	**[5]

Western Asset Total Return Unconstrained Fund	Western Asset	6/30/2006	6/30/2006[1]	11/18/2019	*[4]

	Western Asset London	6/30/2006	6/30/2006[1]	11/18/2019	*[4]

	Western Asset Japan	11/25/2008	6/30/2006[2]	11/18/2019	**[5]

	Western Asset Singapore	11/25/2008	6/30/2006[2]	11/18/2019	**[5]
LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Institutional Liquid Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Western Asset	8/30/2013	9/3/2013[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Institutional U.S. Treasury Reserves	Western Asset	4/12/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Premier Institutional Government Reserves	Western Asset	10/24/2019	10/23/2019[1]	8/13/2019	70% of the management fee paid to LMPFA[6]

Western Asset Premier Institutional Liquid Reserves	Western Asset	10/24/2019	10/23/2019[1]	8/13/2019	70% of the management fee paid to LMPFA[6]

Western Asset Premier Institutional U.S. Treasury Reserves	Western Asset	10/24/2019	10/23/2019[1]	8/13/2019	70% of the management fee paid to LMPFA[6]

Western Asset Select Tax Free Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
Western Asset SMASh Series C Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	0

	Western Asset London	4/13/2007	4/13/2007[1]	11/12/2019	0

Western Asset SMASh Series EC Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	0

	Western Asset London	4/13/2007	4/13/2007[1]	11/12/2019	0

	Western Asset Japan	9/2/2008	4/13/2007[2]	11/12/2019	0

	Western Asset Singapore	9/2/2008	4/13/2007[2]	11/12/2019	0

Western Asset SMASh Series M Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	0

	Western Asset London	4/13/2007	4/13/2007[1]	11/12/2019	0

Western Asset SMASh Series TF Fund	Western Asset	11/10/2015	11/10/2015[1]	11/12/2019	0
LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset New York Tax Free Money Market Fund	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Prime Obligations Money Market Fund	Western Asset	11/10/2015	9/15/2016 [1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Tax Free Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset U.S. Treasury Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]
LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Western Asset Premium U.S. Treasury Reserves	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]
MASTER PORTFOLIO TRUST
Government Portfolio	Western Asset	3/2/2009	3/2/2009[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Liquid Reserves Portfolio	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Tax Free Reserves Portfolio	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

U.S. Treasury Obligations Portfolio	Western Asset	8/30/2013	9/3/2013[1]	11/12/2019	0

U.S. Treasury Reserves Portfolio	Western Asset	4/13/2007	4/13/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
LEGG MASON PARTNERS VARIABLE INCOME TRUST
Western Asset Core Plus VIT Portfolio	Western Asset	4/27/2007	4/27/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

	Western Asset London	4/27/2007	4/27/2007[1]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Japan	4/15/2015	4/27/2007[2]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Singapore	4/15/2015	4/27/2007[2]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Western Asset Variable Global High Yield Bond Portfolio	Western Asset	4/27/2007	4/27/2007[1]	11/12/2019	70% of the management fee paid to LMPFA[6]

	Western Asset London	4/27/2007	4/27/2007[1]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Singapore	11/3/2008	4/27/2007[2]	11/12/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
CLOSED-END FUNDS:
Western Asset Investment Grade Income Fund Inc.	Western Asset London	4/17/1998	4/17/1998[3]	11/18/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets[7]

Western Asset Premier Bond Fund	Western Asset London	3/20/2002	3/20/2002[1]	11/18/2019	0.425% of the portion of the average weekly total managed assets allocated[8]

	Western Asset Japan	11/25/2008	3/20/2002[2]	11/18/2019	0.425% of the portion of the average weekly total managed assets allocated[8]

	Western Asset Singapore	11/25/2008	3/20/2002[2]	11/18/2019	0.425% of the portion of the average weekly total managed assets allocated[8]

1 Approved by sole initial shareholder prior to public offering of the Fund. Subadvisory agreements for series of Western Asset Funds, Inc. were transferred in an internal reorganization through an inter-affiliate transfer agreement in reliance on Rule 2a-6 under the 1940 Act.

2 Date management agreement for the Fund approved by sole initial shareholder. Subadvisory agreement was entered into in connection with an internal reorganization in reliance on Rule 2a-6 under the 1940 Act. Subadvisory agreements for series of Western Asset Funds, Inc. were transferred in an internal reorganization through an inter-affiliate transfer agreement in reliance on Rule 2a-6 under the 1940 Act.

3 Date subadvisory agreement for the Fund was last approved by shareholders. Agreement was transferred in an internal reorganization through an inter-affiliate transfer agreement in reliance on Rule 2a-6 under the 1940 Act.

4 The agreement provides that the fee payable to the Subadviser is equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

5 The agreement provides that the fee payable to the Subadviser is equal to the product of (i) the Baseline Amount for the current calendar month and (ii) the average of the Subadviser Fraction for the current calendar month and the Subadviser Fraction for the preceding calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

6 Net of expense waives and reimbursements.

7 Western Asset pays Western Asset London a fee based on the prorata assets of the Fund managed by Western asset London during the month. Prorata assets will be calculated by taking an average of the assets managed by Western Asset London at the beginning and ending of each month and determining their percentage of the total portfolio assets. This percentage will then be applied to the fees earned by Western Asset.

8 Total managed assets means the total assets of the Fund (including any such assets attributable to leverage) minus the sum of accrued liabilities (other than liabilities representing leverage).

Appendix F

Fees Paid to Managers and Affiliates

The following table indicates amounts paid by each Fund to its Manager or an affiliate of the Manager during the Fund’s last fiscal year. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year

Fund	Aggregate Management Fee (after waivers, if any) ($)	Distribution Fees (after waivers, if any) ($)	Fiscal Year Ended
OPEN-END FUNDS:
LEGG MASON PARTNERS INCOME TRUST
Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)	514,284	330,591	5/31/2019
Western Asset California Municipals Fund	2,361,888	932,703	2/28/2019
Western Asset Corporate Bond Fund	2,711,712	979,051	12/31/2019
Western Asset Emerging Markets Debt Fund	39,241	42,742	2/28/2019
Western Asset Global High Yield Bond Fund	1,811,728	527,711	12/31/2019
Western Asset Income Fund	1,949,270	845,806	7/31/2019
Western Asset Intermediate Maturity California Municipals Fund	813,809	702,131	11/30/2019
Western Asset Intermediate Maturity New York Municipals Fund	704,438	437,913	11/30/2019
Western Asset Intermediate-Term Municipals Fund	12,305,955	4,288,479	3/31/2019
Western Asset Managed Municipals Fund	20,809,018	8,140,200	2/28/2019
Western Asset Massachusetts Municipals Fund	231,553	119,251	11/30/2019
Western Asset Mortgage Total Return Fund	4,494,178	1,425,000	12/31/2019
Western Asset Municipal High Income Fund	2,794,172	894,994	7/31/2019
Western Asset New Jersey Municipals Fund	948,299	433,791	3/31/2019
Western Asset New York Municipals Fund	2,858,648	1,066,134	3/31/2019
Western Asset Oregon Municipals Fund	162,793	131,382	4/30/2019
Western Asset Pennsylvania Municipals Fund	817,948	530,968	3/31/2019
Western Asset Short Duration High Income Fund	2,347,396	1,407,597	7/31/2019
Western Asset Short Duration Municipal Income Fund	5,115,824	3,132,226	2/28/2019
Western Asset Short-Term Bond Fund	2,484,157	266,882	12/31/2019
WESTERN ASSET FUNDS, INC.
Western Asset Core Bond Fund	40,351,387	2,143,825	12/31/2019
Western Asset Core Plus Bond Fund	95,711,829	7,468,046	12/31/2019
Western Asset High Yield Fund	1,159,651	119,128	5/31/2019
Western Asset Inflation Indexed Plus Bond Fund	903,237	48,947	12/31/2019
Western Asset Intermediate Bond Fund	3,433,670	16,198	5/31/2019
Western Asset Macro Opportunities Fund	16,396,193	504,128	10/31/2019
Western Asset Total Return Unconstrained Fund	8,928,019	375,101	5/31/2019
LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	13,943,377	888,854	8/31/2019
Western Asset Institutional Liquid Reserves	3,410,064	32,742	8/31/2019
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	899,525	861,020	8/31/2019
Western Asset Institutional U.S. Treasury Reserves	10,225,153	1,229,233	8/31/2019
Western Asset Premier Institutional Government Reserves	n/a	n/a	n/a1
Western Asset Premier Institutional Liquid Reserves	n/a	n/a	n/a1
Western Asset Premier Institutional U.S. Treasury Reserves	n/a	n/a	n/a1
Western Asset Select Tax Free Reserves	189,244	5,130	8/31/2019
Western Asset SMASh Series C Fund	(356,684)	—	2/28/2019
Western Asset SMASh Series EC Fund	(740,102)	—	2/28/2019
Western Asset SMASh Series M Fund	(617,330)	—	2/28/2019
Western Asset SMASh Series TF Fund	(143,980)	—	2/28/2019

F-1

Fund	Aggregate Management Fee (after waivers, if any) ($)	Distribution Fees (after waivers, if any) ($)	Fiscal Year Ended
LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	4,882,363	1,076,651	8/31/2019
Western Asset New York Tax Free Money Market Fund	320,233	118,266	8/31/2019
Western Asset Prime Obligations Money Market Fund	590,490	133,448	8/31/2019
Western Asset Tax Free Reserves	191,868	43,697	8/31/2019
Western Asset U.S. Treasury Reserves	1,366,041	342,404	8/31/2019
LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	(128,307)	16,309	8/31/2019
Western Asset Premium U.S. Treasury Reserves	786,662	183,573	8/31/2019
MASTER PORTFOLIO TRUST
Government Portfolio	—	—	8/31/2019
Liquid Reserves Portfolio	—	—	8/31/2019
Tax Free Reserves Portfolio	—	—	8/31/2019
U.S. Treasury Obligations Portfolio	—	—	8/31/2019
U.S. Treasury Reserves Portfolio	—	—	8/31/2019
Western Asset Core Plus VIT Portfolio	943,288	367,276	12/31/2019
Western Asset Variable Global High Yield Bond Portfolio	1,044,127	85,097	12/31/2019
CLOSED-END FUNDS:
Western Asset Investment Grade Income Fund Inc.	723,652	—	12/31/2019
Western Asset Premier Bond Fund	1,271,270	—	12/31/2019

1 Fund commenced operations on October 31, 2019 and has not completed a fiscal year.

F-2

Appendix G-1

Directors and Principal Officers of Managers and Subadvisers

Legg Mason Partners Fund Advisor, LLC
Name	Position with Legg Mason Partners Fund Advisor, LLC
Legg Mason, Inc.	Sole Member
Jane E. Trust	President and Chief Executive Officer
Peter H. Nachtwey	Manager
Amy M. Olmert	Manager
Jeanne M. Kelly	Senior Vice President
Ted P. Becker	Chief Compliance Officer
Thomas C. Mandia	Secretary
Western Asset Management Company, LLC
Name	Position with Western Asset Management Company, LLC
Legg Mason, Inc.	Sole Shareholder
James W. Hirschmann	Director, Chief Executive Officer & President
Jennifer W. Murphy	Director, Chief Operating Officer
Bruce D. Alberts	Chief Financial Officer
Marzo N. Bernardi	Director of Client Service & Marketing
Dennis McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	General Counsel & Secretary
Kevin Ehrlich	Chief Compliance Officer
Thomas C. Merchant	Non-Employee Director
John D. Kenney	Non-Employee Director
Peter H. Nachtwey	Non-Employee Director
Western Asset Management Company Limited
Name	Position with Western Asset Management Company Limited
Western Asset Management (Cayman) Holdings Limited	Joint Shareholder
Michael B. Zarouf	Director & Senior Executive Officer
Charles A. Ruys de Perez	General Counsel & Director
Jelena N. Petrovic	Chief Compliance Officer
Ann Duong	Finance Officer
Thomas C. Merchant	Non-Executive Director
Western Asset Management Company Ltd
Name	Position with Western Asset Management Company Ltd
Legg Mason, Inc.	Sole Shareholder
Naoya Orime	Representative Director
Takashi Komatsu	Director, Head of Legal & Compliance; Chief Compliance Officer
Maki Yoshida	Operation Officer
Yasuaki Sudo	Finance Officer
Charles A. Ruys de Perez	Non-Employee Director
Laura A. Boydston	Non-Executive Director
Western Asset Management Company Pte. Ltd.
Name	Position with Western Asset Management Company Pte Ltd
LM International Holding LP	Sole Shareholder
Michael Dale	Chief Executive Officer and Executive Director
Alvin L.S. Lee	Executive Director & Chief Compliance Officer
Shirleen H.K. Thor	Finance Manager
Charles A. Ruys de Perez	Non-Executive Director
Laura A. Boydston	Non-Executive Director

G-1-1

Appendix G-2

Officers of the Funds

Name	Position(s) with Funds	Positions(s) with Manager and/or Subadviser
Jane E. Trust	President and Chief Executive Officer	Senior Managing Director of Legg Mason; President and Chief Executive Officer of LMPFA
Jeanne M. Kelly	Senior Vice President	Senior Vice President of LMPFA; Managing Director of Legg Mason & Co.
Ted Becker	Chief Compliance Officer	Global Compliance Director, Managing Director of Legg Mason
Susan Kerr	Chief Anti-Money Laundering Officer (for open end funds)	Assistant Vice President of Legg Mason & Co. and LMIS; Anti-Money Laundering Compliance Officer of LMIS
Jenna Bailey	Identity Theft Prevention Officer	Senior Compliance Officer, Assistant Vice President of Legg Mason
Christopher Berarducci	Principal Financial Officer and Treasurer	Director of Legg Mason
Robert I. Frenkel	Secretary and Chief Legal Officer	Vice President and Deputy General Counsel of Legg Mason; Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason
Thomas C. Mandia	Assistant Secretary	Managing Director and Deputy General Counsel of Legg Mason; Secretary of LMPFA
Marc De Oliveira	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Rosemary Emmens	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Harris Goldblat	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Tara E. Gormel	Assistant Secretary	Director, Associate General Counsel, Legg Mason
George P. Hoyt	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Angela Velez	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Todd Lebo	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Susan Lively	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Amy Olmert	Assistant Treasurer	Managing Director, Head of Global Fiduciary Platform, Legg Mason
Erin Morris	Assistant Treasurer	Director, Senior Manager, Legg Mason
Carol Denny	Assistant Treasurer	Managing Director, Head of Product Support, Legg Mason
Lisa Carucci	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Denisa Birzan	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Chris Vlantis	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Edward Quigley	Assistant Treasurer	Director, Director of Product Tax, Legg Mason
Raymond Lui	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert Flower	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
John Triolo	Assistant Treasurer	Director, Senior Manager, Legg Mason
Daniel Schlissel	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Donald Guire	Assistant Treasurer	Director, Senior Manager, Legg Mason
Hanna Zagorska-Sukiennik	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert DuCharme	Assistant Treasurer	Senior Business Strategist, Legg Mason

G-2-1

Appendix H

Other Funds Advised by Managers and Subadvisers

The following table lists certain information regarding funds for which each Manager or Subadviser provides investment advisory or subadvisory services, other than the Funds that are addressed by this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
LMPFA
	BrandywineGLOBAL – Alternative Credit Fund	661,898,918	1.15%[1]

	BrandywineGLOBAL – Diversified US Large Cap Value Fund	633,724,600	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

	BrandywineGLOBAL – Dynamic US Large Cap Value Fund	178,145,804	0.55%[1]

	BrandywineGLOBAL – Global Flexible Income Fund	6,431,216	0.55%[1]

	BrandywineGLOBAL – Global High Yield Fund	34,970,897	0.65%[1]

	BrandywineGLOBAL – Global Opportunities Bond Fund	2,946,550,535	0.50%[1]

	BrandywineGLOBAL Global Opportunities Bond Fund (USD Hedged)	193,433,600	0.50%[1]

	BrandywineGLOBAL – Global Unconstrained Bond Fund	995,695,216	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

	BrandywineGLOBAL – International Opportunities Bond Fund	98,919,462	0.50%[1]

	ClearBridge Global Infrastructure Income Fund	23,311,457	0.900% up to $1 billion of average daily net assets; 0.875% of average daily net assets between $1 billion and $2 billion; 0.850% of average daily net assets between $2 billion and $5 billion; 0.825% of average daily net assets between $5 billion and $10 billion; 0.800% of average daily net assets exceeding $10 billion[1]

	Martin Currie Emerging Markets Fund	157,607,177	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Martin Currie International Unconstrained Equity Fund	5,236,661	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	Martin Currie SMASh Series EM Fund	22,550,936	0.00%[1]

	QS Global Market Neutral Fund	63,431,705	0.95%[1]

	QS International Equity Fund	217,102,496	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	QS Strategic Real Return Fund	97,684,808	0.75%[1]

	QS U.S. Small Capitalization Equity Fund	186,175,787	0.70%[1]

	ClearBridge Aggressive Growth Fund	7,166,460,934	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	ClearBridge All Cap Value Fund	1,560,926,665	0.700% up to $1.5 billion of average daily net assets; 0.680% of average daily net assets between $1.5 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $2.5 billion; 0.600% of average daily net assets between $2.5 billion and $3.5 billion; 0.500% of average daily net assets exceeding $3.5 billion[1]

	ClearBridge Appreciation Fund	6,486,192,240	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

	ClearBridge Dividend Strategy Fund	6,808,523,214	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge International Small Cap Fund	69,072,971	0.80% up to $1 billion of average daily net assets; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.65% of average daily net assets between $5 billion and $10 billion; 0.60% of average daily net assets exceeding $10 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge International Value Fund	299,161,340	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Large Cap Growth Fund	15,535,905,821	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Large Cap Value Fund	1,685,111,718	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion[1]

	ClearBridge Mid Cap Fund	1,872,859,632	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Mid Cap Growth Fund	88,534,521	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Select Fund	670,208,209	0.95%[1]

	ClearBridge Small Cap Growth Fund	3,860,378,027	0.75%[1]

	ClearBridge Small Cap Value Fund	123,376,227	0.75%[1]

	ClearBridge Sustainability Leaders Fund	11,218,773	0.650% of assets up to and including $1 billion; 0.625% of assets over $1 billion and up to and including $2 billion; and 0.600% of assets over $2 billion[1]

	ClearBridge Tactical Dividend Income Fund	355,775,137	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	QS Conservative Growth Fund	284,689,375	0.00%[1]

	QS Defensive Growth Fund	121,334,956	0.00%[1]

	QS Global Dividend Fund	360,408,199	0.65%[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	QS Global Equity Fund	160,519,531	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	QS Growth Fund	716,192,645	0.00%[1]

	QS Moderate Growth Fund	456,657,86	0.00%[1]

	QS S&P 500 Index Fund	273,416,039	0.25%[1]

	QS U.S. Large Cap Equity Fund	862,578,010	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge All Cap Growth ETF	128,221,000	0.53%

	ClearBridge Dividend Strategy ESG ETF	6,439,001	0.59%

	ClearBridge Large Cap Growth ESG ETF	192,196,356	0.59%

	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040	0.50%

	Legg Mason Global Infrastructure ETF	21,826,070	0.45%[1]

	Legg Mason International Low Volatility High Dividend ETF	53,750,511	0.40%

	Legg Mason Low Volatility High Dividend ETF	824,022,237	0.27%

	Legg Mason Small-Cap Quality Value ETF	10,483,469	0.60%

	Western Asset Short Duration Income ETF	25,801,165	0.29%

	Western Asset Total Return ETF	107,525,121	0.49%[1]

	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Appreciation Portfolio	813,695,312	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Large Cap Value Portfolio	289,618,818	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion[1]

	ClearBridge Variable Mid Cap Portfolio	234,584,958	0.75% of assets up to and including $1 billion; 0.70% of assets over $1 billion and up to and including $2 billion; 0.65% of assets over $2 billion and up to and including $5 billion; 0.60% of assets over $5 billion and up to and including $10 billion; and 0.55% of assets over $10 billion[1]

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	0.75%[1]

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.45%[1]

	QS Variable Conservative Growth	90,768,499	0.00%[1]

	QS Variable Growth	97,958,661	0.00%[1]

	QS Variable Moderate Growth	33,181,672	0.00%[1]

	BrandywineGLOBAL – Global Income Opportunities Fund Inc.	303,615,531	0.85% of the Fund’s managed assets[2]

	Clarion Partners Real Estate Income Fund Inc.	21,538,498	1.25% of the Fund’s average daily net assets[1]

	ClearBridge Energy Midstream Opportunity Fund Inc.	627,721,521	1.00% of the Fund’s managed assets[2]

	ClearBridge MLP and Midstream Fund Inc.	798,136,646	1.00% of the Fund’s managed assets[2]

	ClearBridge MLP and Midstream Total Return Fund Inc.	342,048,372	1.00% of the Fund’s managed assets[2]

	LMP Capital and Income Fund Inc.	280,520,793	0.85%[3]

	Western Asset Corporate Loan Fund Inc.	108,082,060	0.80% of the Fund’s average daily net assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	0.85%[3]

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	0.80% of the Fund’s managed assets[2]

	Western Asset Global High Income Fund Inc.	464,882,819	0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings

	Western Asset High Income Fund II Inc.	622,145,281	0.80%[4]

	Western Asset High Income Opportunity Fund Inc.	703,112,016	0.80% of the Fund’s average daily net assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	0.80% of the Fund’s net assets

	Western Asset Intermediate Muni Fund Inc.	144,183,196	0.55% of the Fund’s average daily net assets

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	0.65% of the Fund’s net assets

	Western Asset Managed Municipals Fund Inc.	595,380,029	0.55% of the Fund’s average daily net assets

	Western Asset Middle Market Debt Fund Inc.	88,780,959	1.25% of the Fund’s average daily managed assets[2]

	Western Asset Middle Market Income Fund Inc.	173,330,793	1.25% of the Fund’s managed assets[2]

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	1.00% of the Fund’s managed assets[2]

	Western Asset Municipal Defined Opportunity Trust Inc.	257,423,494	0.60% of the Fund’s managed assets[5]

	Western Asset Municipal High Income Fund Inc.	173,881,084	0.55% of the Fund’s average daily net assets

	Western Asset Municipal Partners Fund Inc.	161,010,999	0.55% of the Fund’s average weekly net assets

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	0.75%[3]
Western Asset
	ClearBridge International Growth Fund	2,456,309,901	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Global Infrastructure Income Fund	23,311,457	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Small Cap Fund	1,218,680,244	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Value Trust	1,807,849,053	0.02% of the portion of the average daily net assets allocated[7]

	Martin Currie Emerging Markets Fund	157,607,177	0.02% of the portion of the average daily net assets allocated[7]

	Martin Currie International Unconstrained Equity Fund	5,236,661	0.02% of the portion of the average daily net assets allocated[7]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	Martin Currie SMASh Series EM Fund	22,550,936	0

	QS Global Market Neutral Fund	63,431,705	0.02% of the portion of the average daily net assets allocated[7]

	QS International Equity Fund	217,102,496	0.02% of the portion of the average daily net assets allocated[7]

	QS Strategic Real Return Fund (Portfolio Management)	97,684,808	0.25% of the portion of the average daily net assets allocated

	QS Strategic Real Return Fund (Cash Management)	97,684,808	0.02% of the portion of the average daily net assets allocated[7]

	QS U.S. Small Capitalization Equity Fund	186,175,787	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Aggressive Growth Fund	7,166,460,934	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge All Cap Value Fund	1,560,926,665	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Appreciation Fund	6,486,192,240	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Dividend Strategy Fund	6,808,523,214	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge International Small Cap Fund	69,072,971	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge International Value Fund	299,161,340	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Large Cap Growth Fund	15,535,905,821	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Large Cap Value Fund	1,685,111,718	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Mid Cap Fund	1,872,859,632	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Mid Cap Growth Fund	88,534,521	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Select Fund	670,208,209	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Small Cap Growth Fund	3,860,378,027	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Small Cap Value Fund	123,376,227	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Sustainability Leaders Fund	11,218,773	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Tactical Dividend Income Fund	355,775,137	0.02% of the portion of the average daily net assets allocated[7]

	QS Conservative Growth Fund	284,689,375	0.02% of the portion of the average daily net assets allocated[7]

	QS Defensive Growth Fund	121,334,956	0.02% of the portion of the average daily net assets allocated[7]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	QS Global Dividend Fund	360,408,199	0.02% of the portion of the average daily net assets allocated[7]

	QS Global Equity Fund	160,519,531	0.02% of the portion of the average daily net assets allocated[7]

	QS Growth Fund	716,192,645	0.02% of the portion of the average daily net assets allocated[7]

	QS Moderate Growth Fund	456,657,86	0.02% of the portion of the average daily net assets allocated[7]

	QS S&P 500 Index Fund	273,416,039	0.02% of the portion of the average daily net assets allocated[7]

	QS U.S. Large Cap Equity Fund	862,578,010	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge All Cap Growth ETF	128,221,000	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Dividend Strategy ESG ETF	6,439,001	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Large Cap Growth ESG ETF	192,196,356	0.02% of the portion of the average daily net assets allocated[7]

	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040	0.02% of the portion of the average daily net assets allocated[7]

	Legg Mason Global Infrastructure ETF	21,826,070	0.02% of the portion of the average daily net assets allocated[7]

	Legg Mason International Low Volatility High Dividend ETF	53,750,511	0.02% of the portion of the average daily net assets allocated[7]

	Legg Mason Low Volatility High Dividend ETF	824,022,237	0.02% of the portion of the average daily net assets allocated[7]

	Legg Mason Small-Cap Quality Value ETF	10,483,469	0.02% of the portion of the average daily net assets allocated[7]

	Western Asset Short Duration Income ETF	25,801,165	70% of the management fee paid to LMPFA[7]

	Western Asset Total Return ETF	107,525,121	70% of the management fee paid to LMPFA[7]

	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Variable Appreciation Portfolio	813,695,312	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Variable Mid Cap Portfolio	234,584,958	0.02% of the portion of the average daily net assets allocated[7]

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	0.02% of the portion of the average daily net assets allocated[7]

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.10% of the Fund’s average daily net assets, plus 0.02% of the portion of the average daily net assets allocated

	QS Variable Conservative Growth	90,768,499	0.02% of the portion of the average daily net assets allocated[7]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	QS Variable Growth	97,958,661	0.02% of the portion of the average daily net assets allocated[7]

	QS Variable Moderate Growth	33,181,672	0.02% of the portion of the average daily net assets allocated[7]

	Clarion Partners Real Estate Income Fund Inc.	21,538,498	0.50% of the portion of the average daily net assets allocated[7]

	LMP Capital and Income Fund Inc.	280,520,793	70% of the management fee on the portion of the average daily net assets allocated[7]

	Western Asset Corporate Loan Fund Inc.	108,082,060	70% of the management fee paid to LMPFA[7]

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	70% of the management fee paid to LMPFA[7]

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	70% of the management fee paid to LMPFA[7]

	Western Asset Global High Income Fund Inc.	464,882,819	70% of the management fee paid to LMPFA[7]

	Western Asset High Income Fund II Inc.	622,145,281	70% of the management fee paid to LMPFA[7]

	Western Asset High Income Opportunity Fund Inc.	703,112,016	70% of the management fee paid to LMPFA[7]

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	70% of the management fee paid to LMPFA[7]

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the Fund’s average weekly assets[6]

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the Fund’s average weekly assets[6]

	Western Asset Intermediate Muni Fund Inc.	144,183,196	70% of the management fee paid to LMPFA[7]

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	70% of the management fee paid to LMPFA[7]

	Western Asset Managed Municipals Fund Inc.	595,380,029	70% of the management fee paid to LMPFA[7]

	Western Asset Middle Market Debt Fund Inc.	88,780,959	90% of the management fee paid to LMPFA[7]

	Western Asset Middle Market Income Fund Inc.	173,330,793	90% of the management fee paid to LMPFA[7]

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	70% of the management fee paid to LMPFA[7]

	Western Asset Municipal Defined Opportunity Trust Inc.	257,423,494	70% of the management fee paid to LMPFA[7]

	Western Asset Municipal High Income Fund Inc.	173,881,084	70% of the management fee paid to LMPFA[7]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	Western Asset Municipal Partners Fund Inc.	161,010,999	70% of the management fee paid to LMPFA[7]

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	70% of the management fee paid to LMPFA[7]

	Morgan Stanley Pathway Funds – Core Fixed Income Fund	1,203,532,559.00	0.30%

	Morgan Stanley Pathway Funds – High Yield Fund	48,911,035.00	0.20%

	MassMutual Select Strategic Bond Fund	705,540,226.00	0.30% on assets up to $100 million; 0.15% on assets over $100 million

	John Hancock Floating Rate Income Fund	927,076,844.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

	John Hancock High Yield Fund	1,024,126,685.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

Western Asset Management Gov’t Income Portfolio	930,347,820.00	0.30% on assets up to $100 million; 0.20% on assets between $100 million and $500 million; 0.175% on assets between $500 million and $1 billion; 0.15% on assets between $1 billion and $2 billion;
			0.125% on assets over $2 billion

	Western Asset Management Strategic Bond Opportunities Portfolio	3,084,113,479.00	0.50%

Western Asset Management US Gov’t Portfolio	1,931,527,409.00	0.22% on assets up to $100 million; 0.125% on assets between $100 million and $500 million; 0.10% on assets between $500 million and $1 bllion; 0.09% on assets between $1 billion and $2 billion;
			0.07% on assets over $2 billion

	PL Managed Bond Fund	497,358,662.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	PL Inflation Managed Portfolio	40,949,390.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	AST Academic Strategies Asset Allocation Portfolio (EMD sleeve)	4,662,021,434.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	AST Academic Strategies Asset Allocation Portfolio (Macro Opps sleeve)	4,662,021,434.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

	AST Western Asset Core Plus Bond Portfolio	3,747,220,689.00	0.60% on assets up to $100 million; 0.40% on assets over $100 million

	AST Western Asset Corporate Bond Portfolio	5,335,026.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

	AST Western Asset Emerging Markets Debt Portfolio	71,596,183.00	0.15% on assets up to $500 million; 0.125% on assets between $500 million and $1.5 billion; 0.10% on assets over $1.5 billion

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	JNL Multi-Manager Alternative Fund	1,220,465,000.00	0.90% on assets up to $100 million; 0.85% on assets between $100 million and $150 million; 0.80% on assets between $150 million and $200 million; 0.75% on assets over $200 million

	Nationwide Multi-Cap Portfolio	2,495,082,346.00	0.20% on assets up to $100 million; 0.15% on assets between $100 million and $300 million; 0.10% on assets over $300 million

	GuideStone Funds – Global Bond Fund	610,089,725.00	0.50% on assets up to $25 million; 0.15% on assets over $125 million

	GuideStone Funds – Medium-Duration Bond Fund	1,784,198,094.00	0.20%

	LVIP Western Core Bond Fund	2,021,705,341.00	0.30% on assets up to $100 million; 0.1% on assets over $100 million
Western Asset London
	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated

	LMP Capital and Income Fund Inc.	280,520,793	0.30% of the portion of the average daily net assets allocated

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Income Fund Inc.	464,882,819	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Fund II Inc.	622,145,281	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Opportunity Fund Inc.	703,112,016	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Debt Fund Inc.	88,780,959	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Western Asset Japan
	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Singapore
	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Income Fund Inc.	464,882,819	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Fund II Inc.	622,145,281	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

1 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

2 “Managed assets” means the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

3 The fee payable to the Manager under the agreement is equal to the annual rate set forth above multiplied by the average daily value of the Fund’s net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on shares of preferred stock.

4 The fee payable to the Manager under the agreement is calculated by multiplying the annual rate set forth above by the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (“average weekly net assets”) means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock.

5 “Managed assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

6 “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

7 Net of expense waivers and reimbursements.

Appendix I

5% Share Ownership

As of March 18, 2020, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated. Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholder.

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS:
LEGG MASON PARTNERS INCOME TRUST

Western Asset Adjustable Rate Income Fund (to be renamed Western Asset Ultra-Short Income Fund on or about April 22, 2020)
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	2,180,312.490	15.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,812,142.144	41.35%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	1,440,399.524	10.25%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	89,110.459	40.00%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	36,641.570	16.45%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	11,311.197	5.08%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	28,098.500	12.61%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	37,128.371	38.21%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C1	5,139.313	5.29%
MAC & CO 118848 FBO STATE OF ALASKA 500 GRANT STREET, ROOM 151-1010 PITTSBURGH PA 15258	C1	12,693.584	13.06%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	8,030.481	8.27%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	1,140,297.438	6.44%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	4,108,482.591	23.19%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	3,578,684.733	20.20%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	5,289,630.195	29.86%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	342,127.187	69.21%
DARIEN LIBRARY INC 1441 POST RD, DARIEN CT 06820-5419	IS	119,973.252	24.27%

Western Asset California Municipals Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,911,567.162	9.22%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset California Municipals Fund (continued)
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,220,251.429	5.88%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	9,983,656.572	48.13%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	2,433,834.314	11.73%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	206,218.961	14.13%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	172,037.916	11.79%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	606,779.986	41.57%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	305,177.540	20.91%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	352,210.969	9.06%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	397,218.608	10.22%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	225,776.681	5.81%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	292,755.691	7.53%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,714,393.695	44.10%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	373,218.375	9.60%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	IS	18,253.392	100.00%

Western Asset Corporate Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,276,093.442	15.67%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	10,737,955.552	51.36%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	267,556.007	35.13%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	50,272.117	6.60%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	42,409.868	5.57%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	70,819.402	9.30%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	92,146.027	12.10%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	102,816.946	13.50%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Corporate Bond Fund (continued)
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	19,795.780	17.48%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C1	6,496.064	5.74%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	12,105.014	10.69%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	7,455.140	6.58%
Z&R ASSOCIATES INC 401(K) PLAN PAUL ZARIS TTEE 2319 WESTCHESTER AVE, BRONX NY 10462-5011	C1	13,968.561	12.33%
R JACOB S LITTLEFIELD Y NAM TTEE FB HPA INC 401K PSP 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C1	23,324.481	20.59%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	7,054,952.109	17.98%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	2,323,287.139	5.92%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	3,062,330.936	7.80%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	3,052,843.327	7.78%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	11,762,389.015	29.98%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	5,367,811.371	13.68%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	P	305,437.239	9.14%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	P	2,068,442.374	61.90%

Western Asset Emerging Markets Debt Fund
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,027,672.578	64.29%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	346,718.886	21.69%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	89,456.380	5.60%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	458,488.213	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	8,241.306	6.18%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	34,701.337	26.01%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	49,903.531	37.41%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	30,380.496	22.77%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Emerging Markets Debt Fund (continued)
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	4,897.979	27.85%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	FI	5,956.897	33.87%
VANGUARD BROKERAGE SERVICES A/C 8942-7601 PO BOX 1170, VALLEY FORGE PA 19482-1170	FI	1,859.100	10.57%
VANGUARD BROKERAGE SERVICES A/C 4982-6979 PO BOX 1170, VALLEY FORGE PA 19482-1170	FI	3,923.720	22.31%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	586,784.391	11.55%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	273,432.760	5.38%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	1,225,457.152	24.12%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,254,957.267	44.39%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	255,137.157	91.66%

Western Asset Global High Yield Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,329,378.856	13.50%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	13,858,995.384	56.21%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	64,241.401	12.61%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	299,664.325	58.83%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	27,878.266	5.47%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	29,564.291	5.80%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	35,585.094	6.99%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	257,423.877	38.05%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C1	92,213.804	13.63%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	49,531.989	7.32%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	47,292.923	6.99%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C1	52,456.003	7.75%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	39,878.724	5.89%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Global High Yield Bond Fund (continued)
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	245,916.974	5.38%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	305,775.252	6.68%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	278,740.616	6.09%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,376,158.270	51.94%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	603,733.536	13.20%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,602,617.989	16.11%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 2 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	808,347.375	8.13%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,222,744.110	12.29%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,998,830.778	30.15%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,642,904.082	26.57%

Western Asset Income Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	12,739,240.276	25.71%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	26,613,632.083	53.71%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	70,605.953	6.43%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	121,986.350	11.11%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	116,538.493	10.61%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	89,983.161	8.20%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	203,262.574	18.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	174,922.571	15.93%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	69,380.765	6.32%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	15,656.473	5.17%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	19,505.446	6.45%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	64,154.652	21.20%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Income Fund (continued)
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	31,173.836	10.30%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	86,304.317	28.53%
CAPITAL BANK & TRUST CO TTEE F LEVINSON ALCOSER ASSOC LP 401K 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	C1	17,487.683	5.78%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	1,890,792.717	7.95%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	1,986,830.119	8.35%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	1,869,570.299	7.86%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	1,747,816.663	7.35%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,250,098.405	5.25%
BAND & CO C/O US BANK NA 1555 N. RIVER CENTER DRIVE STE. 302, MILWAUKEE WI 53212	I	5,705,870.471	23.98%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	3,034,840.403	12.75%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,144,095.479	16.71%
RELIANCE TRUST CO FBO ARDEN C/C PO BOX 28004, ATLANTA GA 30358	IS	6,802,585.118	53.01%
SEI PRIVATE TRUST COMPANY C/O LEGACY SWP ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	2,454,790.065	19.13%

Western Asset Intermediate Maturity California Municipals Fund
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	730,667.555	7.42%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	4,778,200.037	48.50%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	2,111,438.127	21.43%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	1,458,541.839	11.89%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	8,984,914.415	73.22%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	252,046.655	5.77%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	315,632.516	7.23%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	441,171.740	10.10%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	700,777.722	16.05%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Intermediate Maturity California Municipals Fund (continued)
RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	I	412,397.554	9.44%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	I	393,680.006	9.02%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	673,685.478	15.43%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	328,771.592	7.53%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	594,135.577	13.61%

Western Asset Intermediate Maturity New York Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	582,712.848	5.42%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,405,936.406	13.08%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,541,104.658	51.55%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	901,287.829	8.38%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	2,679,002.552	48.65%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	902,339.755	16.39%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	351,524.762	6.38%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	C	722,826.901	13.13%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	489,670.669	11.62%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	259,416.328	6.15%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	542,797.796	12.88%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	692,401.352	16.43%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	944,183.763	22.40%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	900,695.392	21.37%

Western Asset Intermediate-Term Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	7,578,170.351	7.33%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	5,725,612.476	5.54%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Intermediate-Term Municipals Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	42,896,405.666	41.48%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	22,068,542.839	21.34%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	4,371,689.847	11.62%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	4,220,863.509	11.22%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	2,273,279.925	6.04%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	5,778,382.914	15.36%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	9,646,343.081	25.64%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	5,138,048.152	13.66%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	21,659,169.858	10.31%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	15,407,374.343	7.34%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	110,202,601.498	52.48%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	25,207,464.991	12.00%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	41,370,006.668	96.12%

Western Asset Managed Municipals Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	1,134,497.873	99.99%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	57,580,629.778	28.45%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	31,094,308.735	15.36%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	1,046,727.890	7.09%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	843,222.396	5.71%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	919,037.905	6.22%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	1,684,059.461	11.40%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	1,570,111.868	10.63%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	2,745,060.852	18.58%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Managed Municipals Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	3,490,681.013	23.63%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	4,761,445.989	7.05%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	3,825,269.930	5.67%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	3,527,297.659	5.22%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	8,728,943.113	12.93%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	4,114,781.222	6.09%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	15,340,774.243	22.72%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	11,464,410.972	16.98%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	2,127,119.544	59.01%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	335,822.112	9.32%
RELIANCE TRUST CO FBO ARDEN C/C PO BOX 28004, ATLANTA GA 30358	IS	228,297.954	6.33%
JP MORGAN TRUST CO OF DELE TTEE K5FEL EXMPT TRST U/A DTD 12/20/17 500 STANTON CHRISTIANA ROAD, NEWARK DE 19713	IS	488,273.493	13.55%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	320,842.467	8.90%

Western Asset Massachusetts Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	670,271.909	15.54%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,119,836.390	25.97%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	707,534.074	16.41%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	558,954.908	12.96%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	263,708.954	6.12%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	43,438.413	11.57%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	55,230.279	14.71%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	26,129.386	6.96%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	69,373.223	18.47%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Massachusetts Municipals Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	29,924.973	7.97%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	41,961.912	11.17%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	488,421.431	17.64%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	863,789.533	31.20%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	585,438.671	21.14%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	442,773.425	15.99%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	188,919.699	6.82%

Western Asset Mortgage Total Return Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	2,469,962.324	99.98%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,070,197.520	12.19%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	31,526,728.275	63.32%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	682,771.106	37.04%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	224,563.920	12.18%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	234,877.276	12.74%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	183,600.671	9.96%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	11,593.765	7.60%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	27,287.841	17.88%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	48,821.676	31.99%
COUNSEL TRUST DBA MATC FBO NORTHERN LIGHTS SERVICES, INC. 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228	C1	13,156.480	8.62%
LIBMAN KADAVY & CO TTEE FBO LIBMAN KADAVY & CO INC PSP 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C1	14,614.549	9.57%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	5,323,548.423	12.41%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	2,544,845.749	5.93%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	14,828,561.820	34.57%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Mortgage Total Return Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,540,623.146	5.92%
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ID 866 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	I	2,446,752.259	5.70%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	5,331,730.646	12.43%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	IS	407,690.526	24.94%
RELIANCE TRUST CO FBO ARDEN C/C PO BOX 28004, ATLANTA GA 30358	IS	341,029.446	20.86%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	628,361.783	38.44%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	125,414.981	7.67%

Western Asset Municipal High Income Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	1,703,654.071	8.46%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,128,293.886	5.60%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,319,589.712	6.55%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,626,720.363	32.91%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,794,683.248	8.91%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	2,313,630.916	11.49%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	485,520.075	16.16%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	220,127.811	7.33%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	360,036.112	11.98%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	180,191.529	6.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	396,775.394	13.20%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	745,129.083	24.80%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	1,694,581.390	13.45%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	670,376.822	5.32%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	672,184.471	5.34%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Municipal High Income Fund (continued)
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	991,615.395	7.87%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,805,530.998	22.27%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	3,342,460.568	26.53%

Western Asset New Jersey Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	835,806.856	7.44%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,273,720.311	11.33%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,152,143.041	45.84%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	743,309.928	6.61%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,235,246.722	10.99%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	95,182.535	7.71%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	62,815.273	5.09%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	282,404.800	22.89%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	106,680.517	8.65%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	208,216.821	16.87%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	272,335.016	22.07%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	172,930.935	5.43%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	401,883.649	12.63%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	277,293.983	8.71%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	516,433.811	16.23%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	744,318.453	23.39%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	511,416.512	16.07%

Western Asset New York Municipals Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	7,688,748.801	24.01%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset New York Municipals Fund (continued)
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	2,419,192.477	7.55%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	12,257,368.291	38.27%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,970,677.846	6.15%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,644,964.638	5.14%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	495,756.622	23.43%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	286,668.834	13.55%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	254,713.702	12.04%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	553,306.573	26.15%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	1,788,918.702	21.23%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	631,166.354	7.49%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	445,324.453	5.28%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,044,036.492	24.26%
JP MORGAN TRUST CO OF DEL TTEE F5BET EXMPT TRST U/A DTD 12/20/17 500 STANTON CHRISTIANA ROAD, NEWARK DE 19713	I	719,675.414	8.54%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	734,265.493	8.71%

Western Asset Oregon Municipals Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	801,576.926	22.11%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	251,236.061	6.93%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,193,236.188	32.92%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	C	23,288.959	5.60%
RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	C	22,484.200	5.41%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	25,130.457	6.04%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	83,607.942	20.11%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	60,107.567	14.46%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Oregon Municipals Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	117,846.077	28.34%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	136,440.090	5.29%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	140,753.915	5.46%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	274,358.092	10.64%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	328,830.780	12.75%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	567,989.218	22.03%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	214,832.972	8.33%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	277,115.090	10.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	264,992.537	10.28%

Western Asset Pennsylvania Municipals Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	463,928.444	5.67%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	959,518.075	11.72%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	2,828,063.066	34.56%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	514,361.140	6.29%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,423,140.812	17.39%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	137,624.882	5.87%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	269,983.543	11.52%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	238,309.806	10.17%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	182,960.975	7.81%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	518,796.596	22.14%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	151,744.130	6.48%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	163,336.915	6.97%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	125,195.985	5.34%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Pennsylvania Municipals Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	235,491.016	10.05%
RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	I	189,511.765	7.23%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	226,689.269	8.65%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	388,886.106	14.83%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	299,762.866	11.43%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	602,079.819	22.96%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	377,998.528	14.42%

Western Asset Short Duration High Income Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	12,276,794.770	22.77%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	26,944,080.972	49.97%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	402,188.571	6.23%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	1,674,637.763	25.93%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	820,564.679	12.70%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	1,290,090.086	19.97%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	514,488.320	7.97%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	718,762.522	11.13%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	597,634.807	35.03%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C1	122,776.137	7.20%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	159,454.507	9.35%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	100,086.066	5.87%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C1	199,193.485	11.68%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	324,656.202	19.03%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	609,692.649	5.66%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Short Duration High Income Fund (continued)
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	1,168,807.885	10.84%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	543,591.927	5.04%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	1,846,505.165	17.13%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	724,375.609	6.72%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,686,402.024	24.92%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	1,205,708.210	11.18%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	R	1,972.610	8.50%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	R	3,169.370	13.65%
ASCENSUS TRUST COMPANY FBO SOMERS M. WILTON, INC. 401K 685574 P.O. BOX 10758, FARGO, ND 58106	R	5,484.727	23.62%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	12,505.470	53.86%

Western Asset Short Duration Municipal Income Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	4,978,415.949	7.08%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	5,438,983.333	7.74%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	40,238,780.588	57.23%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	7,005,495.912	9.96%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	515,440.583	100.00%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	7,345,402.562	18.65%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	2,455,260.800	6.23%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	4,021,777.072	10.21%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	2,763,679.857	7.02%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	4,241,619.620	10.77%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	4,056,234.080	10.30%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	9,624,670.895	24.44%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Short Duration Municipal Income Fund (continued)
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	3,508,155.267	6.33%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	4,443,178.995	8.01%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	3,730,043.697	6.73%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	25,191,712.661	45.43%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	5,352,184.779	9.65%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,012,072.237	98.39%

Western Asset Short-Term Bond Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	812,355.767	5.85%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	831,659.315	5.99%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	749,575.816	5.40%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	7,479,651.867	53.89%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	155,745.788	10.18%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	133,382.535	8.72%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	286,113.770	18.70%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	122,906.154	8.03%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	83,412.758	5.45%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	455,493.656	29.78%
OPPENHEIMER & CO. INC. 22 BELMONT DR, ROSLYN HEIGHTS NY 11577	C	76,726.343	5.02%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	141,992.316	7.79%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	279,601.233	15.34%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	299,333.221	16.42%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	281,051.676	15.42%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	233,351.763	12.80%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INCOME TRUST (continued)

Western Asset Short-Term Bond Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	8,824,715.707	25.48%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	12,173,503.348	35.14%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,997,313.579	8.65%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	I	2,930,586.578	8.46%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	18,577,588.038	13.18%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	24,735,268.075	17.54%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	54,417,844.737	38.60%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 7 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	38,145,210.639	27.06%
ASCENSUS TRUST COMPANY FBO MBIL LMBR & BLDNG MATRLS 685407 P.O. BOX 10758, FARGO, ND 58106	R	15,159.168	80.75%
ASCENSUS TRUST COMPANY FBO RAD ARCH 401K PLAN 231241 P.O. BOX 10758, FARGO, ND 58106	R	3,354.551	17.87%

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,270,613.666	7.18%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	15,034,354.773	33.01%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	6,144,987.677	13.49%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	306,024.753	5.49%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	640,795.556	11.49%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	626,232.839	11.23%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	1,268,578.905	22.74%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	1,259,863.061	22.59%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	13,692.099	7.58%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	13,820.293	7.65%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	14,037.340	7.77%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset Core Bond Fund (continued)
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	16,127.912	8.93%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	24,088.225	13.34%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	36,437.099	20.18%
WILLIAM JOY & JO JOY TTEE FBO: THE JOY GROUP 401K PSP 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C1	13,450.512	7.45%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	1,986,618.121	10.80%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	1,042,255.366	5.67%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	7,452,283.092	40.52%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	FI	2,106,902.160	11.45%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	121,947,474.930	16.87%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	53,399,319.449	7.39%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	253,784,235.925	35.11%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	47,709,762.314	6.60%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	31,391,705.036	8.94%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	61,719,450.347	17.58%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	IS	55,055,907.601	15.68%
SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE, OAKS PA 19456	IS	25,513,746.561	7.27%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	42,792,746.405	12.19%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	21,413,512.632	6.10%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	513,915.199	25.68%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	257,416.088	12.86%

Western Asset Core Plus Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	9,087,330.761	8.12%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	28,891,669.640	25.81%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset Core Plus Bond Fund (continued)
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	15,013,620.026	13.41%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	1,165,678.943	5.07%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	3,319,590.679	14.44%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	5,521,563.110	24.01%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	6,136,605.750	26.69%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	31,827.379	18.46%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	24,049.695	13.95%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	22,666.109	13.15%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	39,990.930	23.20%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C1	14,710.104	8.53%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	11,900,771.198	34.83%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	4,922,368.506	14.41%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	FI	3,112,740.639	9.11%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	3,612,198.340	10.57%
SUNTRUST BANK FBO CUSTOMERS 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	FI	2,915,409.799	8.53%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	164,012,283.688	9.51%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	491,608,789.628	28.51%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	88,461,085.664	5.13%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	246,188,626.625	14.28%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	53,669,624.416	7.16%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	139,214,181.980	18.58%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	1,468,670.153	5.76%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset Core Plus Bond Fund (continued)
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	20,287,122.171	79.54%

Western Asset High Yield Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	54,356.861	18.40%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	A	97,093.591	32.87%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	43,776.885	14.82%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	52,120.056	17.64%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	5,201,274.996	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	24,116.422	8.93%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	24,253.467	8.98%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	22,463.235	8.32%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	68,109.952	25.23%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	620,334.099	7.35%
CATHOLIC HEALTH INITIATIVES PENSION PLAN 198 INVERNESS DR W, ENGLEWOOD CO 80112-3637	I	1,209,747.399	14.33%
CATHOLIC HEALTH INITIATIVES OPERATING INVESTMENT PARTNERSHIP 198 INVERNESS DR W, ENGLEWOOD CO 80112-3637	I	4,499,576.002	53.31%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	812,288.362	9.62%
WELLS FARGO BANK NA FBO WESTERN ASSET DEF COMP PLN 028939800 PO BOX 1533, MINNEAPOLIS MN 55480-1533	I	481,070.223	5.70%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	3,368,521.670	24.55%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,314,224.920	16.87%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,326,458.803	16.96%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,969,465.824	14.36%
LEGG MASON PARTNERS QS DEFENSIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,055,993.614	7.70%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	IS	1,788,615.133	13.04%
FIIOC BAY EQUITY 401K PLAN 100 MAGELLAN WAY, COVINGTON KY 41015-1987	R	13,433.511	33.51%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset High Yield Fund (continued)
CAPITAL BANK & TRUST CO TTEE F BARTHOLOMEW HEALTH GROUP 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	4,689.617	11.70%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	17,005.645	42.42%

Western Asset Inflation Indexed Plus Bond Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	42,367.992	5.68%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	A	51,418.804	6.90%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	233,713.219	31.35%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	169,765.699	22.78%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	5,091.485	6.43%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	5,490.978	6.94%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	22,624.726	28.59%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	15,606.694	19.72%
STEPHEN D ROTHSCHILD TRUSTEE FBO PROFIT SHARING PLAN OF CLOSURE SYST 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	4,476.454	5.66%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	17,304.700	21.86%
MG TRUST COMPANY CUST. FBO DOUG LEBRECHT PLUMBING & HEATING, I 717 17TH ST STE 1300, DENVER CO 80202-3304	C1	1,982.611	27.41%
VANGUARD BROKERAGE SERVICES A/C 6312-4343 PO BOX 1170, VALLEY FORGE PA 19482-1170	C1	3,155.136	43.62%
ROBERT W BAIRD & CO. INC. A/C 4338-2103 777 EAST WISCONSIN AVENUE, MILWAUKEE WI 53202-5391	C1	1,992.238	27.55%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	27,457.241	63.97%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	FI	2,190.829	5.10%
FIIOC FBO MARIPOSA 401K PLAN 100 MAGELLAN WAY, COVINGTON KY 41015-1987	FI	4,892.943	11.40%
SUNTRUST BANK FBO CUSTOMERS 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	FI	4,584.962	10.68%
MUTUAL FD OMNIBUS ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	FI	3,754.119	8.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	340,798.078	6.62%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset Inflation Indexed Plus Bond Fund (continued)
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	3,777,792.614	73.37%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	3,080,406.011	9.57%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	5,469,079.852	17.00%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	10,826,388.677	33.65%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 7 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	8,409,908.310	26.14%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	31,203.149	79.48%

Western Asset Intermediate Bond Fund
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	A	15,403.097	5.72%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	30,713.733	11.41%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY STREET, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	A	13,530.015	5.02%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	125,626.915	46.65%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	33,570.055	28.19%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	26,348.900	22.13%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	29,028.714	24.38%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	4,941,225.747	7.72%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	5,165,271.287	8.07%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY STREET, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	I	19,640,584.454	30.69%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	3,582,768.247	5.60%
SAXON & CO. FBO 40400904099990 P.O. BOX 7780-1888, PHILADELPHIA PA 19182	I	10,843,843.691	16.95%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	I	6,802,449.181	10.63%
WESTERN MICHIGAN UNIVERSITY INVESTMENT & ENDOWMENT MANAGEMENT 1083 SEIBERT ADMINSTRATION BLDG, KALAMAZOO MI 49008	IS	1,981,913.979	5.93%
SHEET METAL WORKERS INTERNATIONAL ASSOCIATION STRIKE FUND 1750 NEW YORK AVE NW STE 600, WASHINGTON DC 20006-5386	IS	2,439,207.358	7.29%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset Intermediate Bond Fund (continued)
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,180,335.473	6.52%
US BANK FBO PS&SI LOCAL #290 PO BOX 1787, MILWAUKEE WI 53201-1787	IS	3,090,198.179	9.24%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	IS	7,844,628.238	23.46%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	6,265,892.849	18.74%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	16,841.702	36.32%
MID ATLANTIC TRUST COMPANY FBO FFC ENTERPRISES LLC 401(K) PROFIT S 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	R	13,544.195	29.21%
DONALD KRAMER & JAMES SALER TTEE FB FST FDRL SVNGS & LN ASSOC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	4,911.016	10.59%
O AGUIRRE C CROSBY & M GRIBBLE TTE AGUIRRE & FIELDS LP 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	3,394.453	7.32%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	3,031.611	6.54%

Western Asset Macro Opportunities Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	428,181.915	10.44%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,109,197.795	27.05%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	470,268.155	11.47%
SEI PRIVATE TRUST COMPANY C/O BROTHERHOOD BANK ID 387 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	A	232,881.573	5.68%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	528,086.829	12.88%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	61,367.703	100.00%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	616,166.646	24.27%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	887,770.620	34.97%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	488,234.203	19.23%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	344,389.350	8.99%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	3,355,844.488	87.63%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	12,581,898.429	11.06%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	14,834,371.838	13.04%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset Macro Opportunities Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	21,113,257.322	18.56%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	10,199,581.109	8.97%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	28,159,978.257	24.76%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	1,832,641.770	8.22%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	1,721,267.018	7.72%
SEI PRIVATE TRUST COMPANY C/O UNION BANK ID 797 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	3,008,785.431	13.49%
SEI PRIVATE TRUST COMPANY C/O UNION BANK ID 797 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	2,016,307.945	9.04%
SEI PRIVATE TRUST COMPANY C/O UNION BANK ID 797 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	2,455,605.346	11.01%
MARIL & CO FBO 98 C/O RELIANCE TRUST COMPANY(WI) 480 PILGRIM WAY, SUITE 1000, GREEN BAY, WI 54304-5280	IS	1,118,578.994	5.02%
SEI PRIVATE TRUST COMPANY C/O ID 568 ONE FREEDOM VALLEY DRIVE, OAKS PA 19456	IS	1,315,299.485	5.90%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	5,005,019.746	22.44%

Western Asset Total Return Unconstrained Fund
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	A	353,944.074	31.03%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	61,416.111	5.38%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	282,417.352	24.76%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	111,173.217	100.00%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	880,134.938	66.49%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	67,491.431	5.10%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	526,740.395	13.81%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	919,265.454	24.10%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	2,175,462.977	57.03%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	69,746,891.572	63.47%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	12,381,661.249	11.27%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

WESTERN ASSET FUNDS, INC. (continued)

Western Asset Total Return Unconstrained Fund (continued)
SAXON & CO. FBO 40400904099990 P.O. BOX 7780-1888, PHILADELPHIA PA 19182	I	5,525,979.587	5.03%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	3,364,989.808	16.28%
AMALGAMATED BANK CUST FBO AFL-CIO STAFF RET PLN 815 16TH ST NW 3RD FL, WASHINGTON DC 20006-4101	IS	4,030,041.499	19.50%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,801,938.494	13.56%
NABANK & CO. PO BOX 2180, TULSA OK 74101	IS	1,769,378.586	8.56%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	IS	2,176,830.362	10.53%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	2,263,745.468	10.95%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	R	5,824.456	12.90%
MICHELLE REYNOLDS & NICK PADFIELD T SCOTT BADER INC 401K PLAN 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	9,863.263	21.85%
ACP LABCHEM INC TTEE FBO ACP LABCHEM INC 401K PLAN 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	15,522.343	34.39%
ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE, ESQ, 401K 468235 P.O. BOX 10758, FARGO, ND 58106	R	4,209.788	9.33%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	8,625.299	19.11%

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Government Reserves
CITIBANK NA AS TRUSTEE FBO LLOYD’S 480 WASHINGTON BLVD FL 30, JERSEY CITY NJ 07310-2053	L	85,781,687.830	9.66%
ABBVIE INC 1 NORTH WAUKEGAN RD, NORTH CHICAGO IL 60064-1802	I	501,030,800.600	5.06%
WELLS FARGO BANK ACCOUNT FBO CUSTOMERS 550 S 4TH ST FL 13, MINNEAPOLIS MN 55415-1529	I	634,000,000.000	6.40%
HARE & CO 111 SANDERS CREEK PKWY, EAST SYRACUSE NY 13057-1382	I	1,295,018,756.800	13.08%
SMITH BARNEY PRIVATE TRUST COMPANY 1 COURT SQUARE FL 22, LONG ISLAND CITY NY 11120-0001	I	1,308,016,868.870	13.21%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	1,141,841,513.880	11.53%
SILICON VALLEY BANK 3003 TASMAN DR, SANTA CLARA CA 95054-1191	INV	1,038,642,705.520	97.18%

Western Asset Institutional Liquid Reserves
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	Inst	238,248,678.867	12.14%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INSTITUTIONAL TRUST (continued)

Western Asset Institutional Liquid Reserves (continued)
GS GLOBAL CASH SERVICES 71 S WACKER DR STE 500, CHICAGO IL 60606-4673	Inst	403,605,620.998	20.56%
NORTONLIFELOCK INC 350 ELLIS ST, MOUNTAIN VIEW CA 94043-2202	Inst	116,625,899.246	5.94%
WESTERN ASSET MANAGEMENT 385 E COLORADO BLVD, PASADENA CA 91101-1929	Inst	221,556,840.783	11.29%
JPMS LLC - CHASE PROCESSING 28521 4 CHASE METROTECH CENTER 7THFL, BROOKLYN NY 11245-0003	Inst	99,870,168.781	5.09%
SPECIAL CUSTODY AC FBO CUSTOMERS 71 S WACKER DR STE 500, CHICAGO IL 60606-4673	Inst	378,047,804.102	19.26%
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INV	13,805,639.267	100.00%

Western Asset Institutional U.S. Treasury Obligations Money Market Fund
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	ADM	538,563,000.000	71.79%
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	ADM	211,603,000.000	28.21%
LEGG MASON INVESTOR SERVICES LLC 100 INTERNATIONAL DR, BALTIMORE MD 21202-4673	Inst	20,957,011.810	79.14%
WESTERN ASSET MANAGEMENT 385 E COLORADO BLVD, PASADENA CA 91101-1929	Inst	4,084,745.510	15.42%
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INV	4,528,619.980	100.00%

Western Asset Institutional U.S. Treasury Reserves
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	Inst	763,643,448.010	17.60%
CITIBANK NA 1 COURT SQUARE, FL 22, LONG ISLAND NY 11120	Inst	984,863,464.040	22.70%
HARE & CO 2 111 SANDERS CREEK PKWY, EAST SYRACUSE NY 13057-1382	Inst	359,823,292.570	8.29%
SOUTHERN CALIFORNIA EDISON 2244 WALNUT GROVE AVE, ROSEMEAD CA 91770-3714	Inst	249,900,001.000	5.76%
BOFA SECURITIES INC 150 N COLLEGE ST FL 3, CHARLOTTE NC 28255	Inst	262,973,722.120	6.06%
SPECIAL CUSTODY AC FBO CUSTOMERS 71 S WACKER DR STE 500, CHICAGO IL 60606-4673	Inst	235,553,092.050	5.43%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	Inst	326,728,178.700	7.53%
SILICON VALLEY BANK 3003 TASMAN DR, SANTA CLARA CA 95054-1191	INV	2,537,548,378.790	95.40%

Western Asset Premier Institutional Government Reserves
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	CAPITAL	100,513.010	100.00%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INSTITUTIONAL TRUST (continued)

Western Asset Premier Institutional Government Reserves (continued)
HARE & CO 2 111 SANDERS CREEK PKWY, EAST SYRACUSE NY 13057-1382	PREMIUM	710,155,987.400	99.99%

Western Asset Premier Institutional Liquid Reserves
MINISTERIO DE HACIENDA Y CREDITO PUBLICO BOGOTA COLOMBIA	CAPITAL	100,587.796	100.00%

Western Asset Premier Institutional U.S. Treasury Reserves
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	CAPITAL	100,516.090	100.00%
HARE & CO 2 111 SANDERS CREEK PKWY, EAST SYRACUSE NY 13057-1382	PREMIUM	126,712,463.620	99.92%

Western Asset Select Tax Free Reserves
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INV	7,037,104.750	100.00%
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	SLCT	243,935,525.010	89.90%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	SLCT	26,005,814.740	9.58%

Western Asset SMASh Series C Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	N/A	11,801,265.821	9.09%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N/A	43,677,557.175	33.65%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	N/A	57,549,969.281	44.34%

Western Asset SMASh Series EC Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	N/A	31,886,742.888	12.24%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N/A	86,287,990.948	33.13%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	N/A	113,092,054.626	43.43%

Western Asset SMASh Series M Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	N/A	30,450,184.705	10.47%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N/A	93,695,900.668	32.22%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	N/A	130,202,020.754	44.78%

Western Asset SMASh Series TF Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N/A	2,514,847.021	47.22%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS INSTITUTIONAL TRUST (continued)

Western Asset SMASh Series TF Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	N/A	2,796,436.369	52.51%

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset Government Reserves
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	132,383,570.190	13.44%
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	88,283,500.000	8.97%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	608,151,200.810	61.76%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	400,111,176.120	100.00%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	SVC	254,170.480	100.00%

Western Asset New York Tax Free Money Market Fund
ROBERT A ALESSI EMMA R ALESSI JT WROS 50 SHORE DR, PLANDOME NY 11030-1024	N	3,808,866.600	26.06%
PERSHING LLC P.O. BOX 2052, JERSEY CITY NJ 07303-2052	N	1,008,611.030	6.90%
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	23,264,700.000	23.98%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	69,626,681.590	71.76%

Western Asset Prime Obligations Money Market Fund
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	176,753,500.000	72.33%
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	67,074,500.000	27.45%

Western Asset Tax Free Reserves
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	17,953,750.000	25.32%
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	23,012,000.000	32.46%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	29,608,201.790	41.76%
ROBERT G DELAMATER C/O SULLIVAN & CROMWELL 125 BROAD ST, NEW YORK NY 10004-2400	N	736,088.000	8.55%
ALICE L FRIEDLAND LAWRENCE N FRIEDLAND JT TEN 770 LEXINGTON AVE FL 18, NEW YORK NY 10065-8165	N	476,203.830	5.53%
WILLIAM S ECKLAND ABBIE G ECKLAND JT TEN 7404 RADNOR RD, BETHESDA MD 20817-6161	N	1,284,650.620	14.92%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	N	477,174.910	5.54%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS MONEY MARKET TRUST (continued)

Western Asset Tax Free Reserves (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N	4,746,135.750	55.13%

Western Asset U.S. Treasury Reserves
CITIBANK NA 1 COURT SQUARE, FL 22, LONG ISLAND NY 11120	N	44,197,534.650	15.31%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N	232,566,258.540	80.58%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	SVC	791,797.250	100.00%

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

Western Asset Premium Liquid Reserves
DONALD E HANDELMAN C/O MEYER HANDELMAN CO PO BOX 817, PURCHASE NY 10577-0817	N/A	1,038,369.709	7.75%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N/A	3,823,635.232	28.55%
PERSHING LLC P.O. BOX 2052, JERSEY CITY NJ 07303-2052	N/A	979,116.682	7.31%

Western Asset Premium U.S. Treasury Reserves
CITIBANK NA 1 COURT SQUARE, FL 22, LONG ISLAND NY 11120	N/A	16,851,805.860	21.34%
STEVEN M FRIEDMAN CHERYL S FRIEDMAN JT TEN C/O EOS PARTNERS LP 760 PARK AVE APT 12, NEW YORK NY 10021-4152	N/A	5,298,535.800	6.71%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	N/A	49,466,165.810	62.65%

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Core Plus VIT Portfolio
AXA EQUITABLE LIFE INSURANCE SA 65 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-1472	I	1,296,403.379	10.51%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	9,180,020.071	74.43%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	I	1,184,005.711	9.60%
MIDLAND NATIONAL LIFE INS CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	12,145,198.727	57.95%
OHIO NATIONAL LIFE CO FBO SEPARATE ACCOUNTS P O BOX 237, CINCINNATI OH 45201-0237	II	7,382,110.225	35.22%
NATIONAL SECURITY LIFE & ANNUITY CO FBO SEPARATE ACCOUNTS ONE FINANCIAL WAY, CINCINNATI OH 45242-5851	II	1,429,938.060	6.82%

Western Asset Variable Global High Yield Bond Portfolio
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	854,231.725	5.82%
FIRST METLIFE INVESTORS INSURANCE COMPANY 18210 CRANE NEST DR, TAMPA FL 33647-2748	I	830,760.944	5.66%

Name and Address	Class	Shares Held	Percent of Class
OPEN-END FUNDS: (continued)

LEGG MASON PARTNERS VARIABLE INCOME TRUST (continued)

Western Asset Variable Global High Yield Bond Portfolio (continued)
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	9,953,844.040	67.79%
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 8500 ANDREW CARNEGIE BLVD E2/N5, CHARLOTTE NC 28262-8500	I	2,006,063.231	13.66%
LINCOLN BENEFIT LIFE 2940 S 84TH ST, LINCOLN NE 68506-4154	II	524,703.527	9.15%
RIVERSOURCE LIFE INSURANCE CO 10468 AMERIPRISE FINANCIAL CENTER, MINNEAPOLIS MN 55474-0001	II	1,383,136.941	24.12%
NATIONWIDE LIFE INSURANCE COMPANY P.O. BOX 182029, COLUMBUS OH 43218-2029	II	871,424.119	15.19%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	1,926,813.697	33.60%
SECURITY BENEFIT LIFE INSURANCE CO. ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	II	311,779.724	5.44%

Western Asset Investment Grade Income Fund Inc. (PAI) and Western Asset Premier Bond Fund (WEA)

At March 18, 2020, to the knowledge of management, the registered stockholders owned of record or owned beneficially more than 5% of each Fund’s capital stock outstanding is noted in the tables below. This information is based solely upon the information obtained from Schedule 13Gs and/or Schedule 13Ds filed with the U.S. Securities and Exchange Commission.

Western Asset Investment Grade Income Fund (PAI)

As of the close of business on March 18, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 9,113,888 shares, equal to approximately 95.90% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Shares Held	Name	Address
Common Stock	19.25%	1,828,906	First Trust Advisors L.P. and its affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

Western Asset Premier Bond Fund (WEA)

As of the close of business on March 18, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 11,884,923 shares, equal to approximately 99.97% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Shares Held	Name	Address
Common Stock	9.34%	1,112,189	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400, Richmond, VA 23219
Common Stock	21.55%	2,565,738	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

Appendix J-1

Comparison of Current Management Agreement and New Management Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX J-3 – J-6

Investment Management Services	Investment Management Services

The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

J-1-1

Brokerage Transactions	Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein.	Same

Additional Services	Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

J-1-2

Authority to Execute Documents	Authority to Execute Documents

The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.	Same

Administrative and Management Services	Administrative and Management Services

Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.	Same

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.	Same

J-1-3

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.	Same

Delegation of Duties	Delegation of Duties

Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.	Same

J-1-4

Expenses	Expenses

The Manager, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Same

J-1-5

Recordkeeping Obligations	Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.	Same

Board Members and Officers	Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Same

Fees	Fees

As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the

Same

J-1-6

Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Fund shall not pay the Manager any fee hereunder. The Manager acknowledges and agrees that the Fund is an integral part of separately managed account programs, and that the Manager will be compensated directly or indirectly by separately managed account sponsors or separately managed account program participants for services rendered hereunder. The Manager acknowledges and agrees that such compensation is sufficient consideration hereunder.][2] [The Fund shall not pay the Manager any fee hereunder. The Manager acknowledges and agrees that each investor in the Fund has entered into arrangements though which the Manager and/or its affiliates will be compensated directly or indirectly by such investor or by sponsors of separately managed programs that invest through such investor, for management and/or advisory services rendered to that investor. The Manager acknowledges and agrees that such compensation is sufficient consideration hereunder.][3]

2 Bracketed text is used in lieu of the text in Section 7 for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund, Western Asset SMASh Series M Fund, and Western Asset SMASh Series TF Fund.

3 Bracketed text is used in lieu of the text in Section 7 for U.S. Treasury Obligations Portfolio.

J-1-7

Limitation of Liability of Manager	Limitation of Liability of Manager

The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Same

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.	Same

J-1-8

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, [the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and][4] the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and by the shareholders of the Fund][5] in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act][6].	Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment.	Same

4 Bracketed text is not included for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund and Western Asset SMASh Series M Fund.

5 Bracketed text is used for Western Asset SMASh Series TF Fund, Western Asset Prime Obligations Money Market Fund, Western Asset Premier Institutional Government Reserves, Western Asset Premier Institutional Liquid Reserves, and Western Asset Premier Institutional U.S. Treasury Reserves (the “More Recent Funds”).

6 Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Funds.

J-1-9

Limitation of Recourse	Limitation of Recourse

The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act][7].

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][8] Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns][9].

No Third-Party Beneficiaries	No Third-Party Beneficiaries

[This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.]10.	Same

7 Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Funds.

8 Bracketed text is used for the More Recent Funds.

9 Bracketed text is used for the More Recent Funds.

10. Bracketed text is used for the More Recent Funds.

J-1-10

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.][11]	Same

Force Majeure	Force Majeure

Subject to the proviso above, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][12]	Same

11 Bracketed text is used for the More Recent Funds.

12 Bracketed text is used for the More Recent Funds.

J-1-11

Appendix J-2

Form of New Management Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX J-3 – J6

---

MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [                ], [    ], by and between [Name of Trust] (the “Trust”) and Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”).]

WHEREAS, the Trust is a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

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deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder,

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on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full

J-2-3

payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Fund shall not pay the Manager any fee hereunder. The Manager acknowledges and agrees that the Fund is an integral part of separately managed account programs, and that the Manager will be compensated directly or indirectly by separately managed account sponsors or separately managed account program participants for services rendered hereunder. The Manager acknowledges and agrees that such compensation is sufficient consideration hereunder.]2 [The Fund shall not pay the Manager any fee hereunder. The Manager acknowledges and agrees that each investor in the Fund has entered into arrangements though which the Manager and/or its affiliates will be compensated directly or indirectly by such investor or by sponsors of separately managed programs that invest through such investor, for management and/or advisory services rendered to that investor. The Manager acknowledges and agrees that such compensation is sufficient consideration hereunder.]3

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, [the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information have the meaning given to it on Schedule A and]4 the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and by the shareholders of the Fund]5 in accordance with the requirements of the 1940 Act and, unless sooner terminated as

2 Bracketed text is used in lieu of the text in Section 7 for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund, Western Asset SMASh Series M Fund, and Western Asset SMASh Series TF Fund.

3 Bracketed text is used in lieu of the text in Section 7 for U.S. Treasury Obligations Portfolio.

4 Bracketed text is not included for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund and Western Asset SMASh Series M Fund

5Bracketed text is used for Western Asset SMASh Series TF Fund, Western Asset Prime Obligations Money Market Fund, Western Asset Premier Institutional Government Reserves, Western Asset Premier Institutional Liquid Reserves, Western Asset Premier Institutional U.S. Treasury Reserves (the “More Recent Funds”).

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provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act]6.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment.

13. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act]7.

14. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]8 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns]9.

15. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.]10

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.]11

6Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Funds.

7Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Funds.

8 Bracketed text is used for the More Recent Funds.

9 Bracketed text is used for the More Recent Funds.

10 Bracketed text is used for the More Recent Funds.

11 Bracketed text is used for the More Recent Funds.

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[17. Subject to the proviso of the first sentence of Section 8 of this Agreement, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]12

[signature page to follow]

12 Bracketed text is used for the More Recent Funds.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF TRUST]

By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

J-2-7

Schedule A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

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Appendix J-3

Comparison of Current Management Agreement and New Management Agreement1

WESTERN ASSET FUNDS, INC. WESTERN ASSET PREMIER BOND FUND

Investment Management Services	Investment Management Services

The Trust/Corporation hereby appoints [manager] as Manager of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust/Corporation’s Board of Trustees/Directors (the “Directors”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Trust/Corporation’s [Agreement and Declaration of Trust/ Articles of Incorporation] and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund, as each of the foregoing may be amended from time to time.

Same

Brokerage Transactions	Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it	Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

J-3-1

deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust/Corporation to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.

Additional Services	Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision, as may be directed by the Directors.	Same

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities and other property owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.	Same

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Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board of Trustees/Directors and officers of the Trust/Corporation with all statistical information and reports reasonably required by them and reasonably available to the Manager.	Same

Transactions with Affiliates	Transactions with Affiliates

The Trust/Corporation hereby agrees with the Manager and with any investment adviser appointed pursuant to the provisions below (an “Investment Adviser”) that any entity or person associated with the Manager or Investment Adviser (or with any affiliated person of the Manager or Investment Adviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust/Corporation hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.	Same

Delegation of Duties	Delegation of Duties

The Manager may enter into a contract (“Investment Advisory Agreement”) with one or more investment advisers in which the Manager delegates to such investment adviser or investment advisers any or all of its duties specified in this Agreement. Such Investment Advisory Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.

The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this provision.

Same

Expenses	Expenses

The Manager, at its expense, shall furnish the Trust/Corporation and the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Trust/Corporation and the Fund.

Other than as herein specifically indicated, the Manager shall not be responsible for the expenses of the Trust/Corporation or any series of the

Same

J-3-3

Trust/Corporation, including the Fund. Specifically (but without limitation), the Manager will not be responsible, except to the extent of the reasonable compensation of employees of the Trust/Corporation and the Fund whose services may be used by the Manager hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying shares of the Fund for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund shareholders; costs of stationery; costs of shareholders’ and other meetings of the Fund; Directors’ fees; audit fees; travel expenses of officers, Directors and employees of the Trust/Corporation, if any; and the Trust/Corporation’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust/Corporation and/or its officers and Directors.

Recordkeeping Obligations	Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Fund’s portfolio transactions and the keeping of the Trust/Corporation’s and the Fund’s books of account in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Trust/Corporation or the Fund are the property of the Trust/Corporation, and further agrees to surrender promptly to the Trust/Corporation or its agents any of such records upon the Trust/Corporation’s request. The Manager further agrees to arrange for the preservation of the records required to	Same

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be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Board Members and Officers	Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Directors or officers of the Corporation, to serve in the capacities in which they are elected.

No Director, officer or employee of the Trust/Corporation or Fund shall receive from the Trust/Corporation any salary or other compensation as such Director, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This provision shall not apply to Directors, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Same

Fees	Fees

[As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate of [ ] of average daily net assets of the Fund. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be based on that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Trustees/Directors of the Trust/Corporation. Each such payment shall be	Same

J-3-5

accompanied by a report prepared either by the Fund or by a reputable firm of independent accountants, which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust/Corporation, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund’s expenses to the extent required by such expense limitation.][2] [As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Trust shall pay the Manager a monthly fee in arrears at an annual rate equal to [ ]% of the average weekly value of the Trust’s Total Managed Assets. “Total Managed Assets” means the total assets of the Trust (including any assets attributable to leverage) minus the sum of accrued liabilities (other than liabilities representing leverage). The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement the Total Managed Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties, in the event that the expenses of the Trust exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Trust, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Trust’s expenses to the extent required by such expense limitation.][3]

2 Western Asset Funds, Inc. only.

3 Bracketed text is used in lieu of the preceding text in Section 7 for Western Asset Premier Bond Fund.

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Limitation of Liability of Manager	Limitation of Liability of Manager

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Director, officer, or employee of the Trust/Corporation or the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.	Same

Certain Defined Terms	Certain Defined Terms

As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.	Same

J-3-7

Term of Agreement	Term of Agreement

This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth below) until terminated as follows:

(a) Either party hereto may at any time terminate this Agreement by [not more than][4] sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Directors or the shareholders of the Fund by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not interested persons of the Trust/Corporation or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Action by the Trust/Corporation under this provision may be taken either (i) by vote of a majority of the Directors, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

Same

Termination	Termination

This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust/Corporation without the consent of the Manager. Any termination of this Agreement pursuant to this Agreement shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding	Same

4 Bracketed text is included for Western Asset Core Bond Fund, Western Asset Core Plus Bond Fund, Western Asset High Yield Fund, Western Asset Inflation Index Plus Bond Fund and Western Asset Intermediate Bond Fund.

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voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Trust/Corporation or of the Manager.

In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Trust/Corporation hereby agrees that it will eliminate from its corporate name any reference to the name of “Western.” The Trust/Corporation shall have the non-exclusive use of the name “Western” in whole or in part only so long as this Agreement is effective or until such notice is given.

Limitation of Recourse	Limitation of Recourse

The Manager agrees that for services rendered to the Fund, or indemnity due in connection with service to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust/Corporation.	Same

Entire Agreement; Severability; Miscellaneous	Amendments; Entire Agreement; Severability

[This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

A copy of the Trust’s Agreement and Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.][5]

Same

5 Bracketed text is included for Western Asset Premier Bond Fund.

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Appendix J-4

Form of New Management Agreement1

WESTERN ASSET FUNDS, INC. FUNDS WESTERN ASSET PREMIER BOND FUND

---

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT, made this [    ] day of [                ], [    ], by and between [    ], a [state/country of domicile trust/corporation] [                ], on behalf of [                ] (the “Fund”), and [manager], a [state/country of domicile trust/corporation] (the “Manager”).

WHEREAS, the Trust/Corporation is registered as [type of management investment company] under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust/Corporation wishes to retain the Manager to provide certain investment advisory, management and administrative services to the Fund; and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust/Corporation hereby appoints [manager] as Manager of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities and other property owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust/Corporation’s Board of Trustees/Directors (the “Directors”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Trust/Corporation’s Agreement and Declaration of Trust/Articles of Incorporation and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund, as each of the foregoing may be amended from time to time. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine, the Manager shall not be

1 There may be minor, non-substantive variations among the agreements for certain Funds.

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deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust/Corporation to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision, as may be directed by the Directors.

(b) The Trust/Corporation hereby agrees with the Manager and with any investment adviser appointed pursuant to Paragraph 4 below (an “Investment Adviser”) that any entity or person associated with the Manager or Investment Adviser (or with any affiliated person of the Manager or Investment Adviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust/Corporation hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. The Manager may enter into a contract (“Investment Advisory Agreement”) with one or more investment advisers in which the Manager delegates to such investment adviser or investment advisers any or all of its duties specified in Paragraph 3 hereunder. Such Investment Advisory Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.

5. (a) The Manager, at its expense, shall supply the Board of Trustees/Directors and officers of the Trust/Corporation with all statistical information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Trust/Corporation and the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Trust/Corporation and the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s portfolio transactions and the keeping of the Trust/Corporation’s and the Fund’s books of account in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Trust/Corporation or the Fund are the property of the Trust/Corporation, and further agrees to surrender promptly to the Trust/Corporation or its agents any of such records upon the Trust/Corporation’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Directors or officers of the Trust/Corporation, to serve in the capacities in which they are elected. The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this Paragraph 5(a).

(b) Other than as herein specifically indicated, the Manager shall not be responsible for the expenses of the Trust/Corporation or any series of the Trust/Corporation, including the Fund. Specifically (but without limitation), the Manager will not be responsible, except to the extent of the reasonable compensation of employees of the Trust/Corporation and the Fund whose services may be used by the Manager hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying shares of the Fund for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund shareholders; costs of

J-4-2

stationery; costs of shareholders’ and other meetings of the Fund; Directors’ fees; audit fees; travel expenses of officers, Directors and employees of the Trust/Corporation, if any; and the Trust/Corporation’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust/Corporation and/or its officers and Directors.

6. No Director, officer or employee of the Trust/Corporation or Fund shall receive from the Trust/Corporation any salary or other compensation as such Director, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This Paragraph 6 shall not apply to Directors, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate of [    ]% of average daily net assets of the Fund. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be based on that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Trustees/Directors of the Trust/Corporation. Each such payment shall be accompanied by a report prepared either by the Fund or by a reputable firm of independent accountants, which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust/Corporation, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund’s expenses to the extent required by such expense limitation. [As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Trust shall pay the Manager a monthly fee in arrears at an annual rate equal to [    ]% of the average weekly value of the Trust’s Total Managed Assets. “Total Managed Assets” means the total assets of the Trust (including any assets attributable to leverage) minus the sum of accrued liabilities (other than liabilities representing leverage). [The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement [the Total Managed Assets] of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties. In the event that the expenses of the Trust exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Trust, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Trust’s expenses to the extent required by such expense limitation.]2

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

2 Bracketed text is used in lieu of the preceding text in Section 7 for Western Asset Premier Bond Fund.

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9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Director, officer, or employee of the Trust/Corporation or the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

10. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

11. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Paragraph 12 below) until terminated as follows:

(a) Either party hereto may at any time terminate this Agreement by [not more than]3 sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Directors or the shareholders of the Fund by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not interested persons of the Trust/Corporation or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Action by the Trust/Corporation under paragraph (a) of this Paragraph 11 may be taken either (i) by vote of a majority of the Directors, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

12. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust/Corporation without the consent of the Manager. Any termination of this Agreement pursuant to Paragraph 11 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Trust/Corporation or of the Manager.

13. In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Trust/Corporation hereby agrees that it will eliminate from its corporate name any reference to the name of “Western.” The Trust/Corporation shall have the non-exclusive use of the name “Western” in whole or in part only so long as this Agreement is effective or until such notice is given.

14. [The Manager agrees that for services rendered to the Fund, or indemnity due in connection with service to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the

3 Bracketed text is included for Western Asset Premier Bond Fund, Western Asset Core Bond Fund, Western Asset Core Plus Bond Fund, Western Asset High Yield Fund, Western Asset Inflation Index Plus Bond Fund and Western Asset Intermediate Bond Fund.

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assets of any other series of the Corporation.]4 [This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.]5

[15. A copy of the Trust’s Agreement and Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.]6

4 Bracketed text for Western Asset Funds, Inc. only.

5 Bracketed text is used in lieu of the preceding text in Section 14 for Western Asset Premier Bond Fund.

6 Bracketed text is included for Western Asset Premier Bond Fund.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

Attest:	[ ]

By:	By:
Name:
Title:

Attest:	[ ]

By:	BY:
Name:
Title:

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Appendix J-5

Comparison of Current Management Agreement and New Management Agreement1

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

Investment Management Services	Investment Management Services

The Company hereby retains the Adviser, and the Adviser hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to afford to the Company the advice and assistance of the Adviser’s organization in the choice of investments; to provide the Company with an investment program which complies, in the Adviser’s best judgement, with the investment objectives, policies and restrictions of the Company; and to determine the portfolio securities to be purchased and sold by the Company; provided that the investment policies and all other action of the Company shall at all times be subject to the control and direction of its Board of Directors.

The Adviser covenants and agrees that in acting on behalf of the Company pursuant to this Agreement, it shall at all times be governed by the Company’s investment objectives and policies as set forth in the various documents filed by the Company with the Securities and Exchange Commission (the “Commission”) as such documents may from time to time be amended (whether or not such amendments are filed with the Commission). The Company agrees to supply the Adviser with copies of all documents filed with the Commission, together with any amendments thereto (whether or not such are filed with the Commission).

Same

Brokerage Transactions	Brokerage Transactions

The Adviser shall provide adequate facilities and qualified personnel for the placement with broker-dealers of orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for the Company. With respect to such transactions, the Adviser, subject to such directions as may be furnished from time to time by the Board of Directors of the Company, shall endeavor to obtain the most favorable prices consistent with the best available execution. The Company agrees that, so long as the Adviser believes it is obtaining the best available price and execution, portfolio transactions	Same

1 The management agreement for Western Asset Investment Grade Income Fund Inc. is titled “Investment Advisory Agreement.”

J-5-1

may be placed with broker-dealers furnishing to the Adviser research, statistical information or other services which the Adviser deems valuable in performing its duties to the Company hereunder. However, in selecting broker-dealers the Adviser shall give no recognition to the fact that a broker-dealer transacts or does not transact other business with it or any of its affiliated companies. The Adviser shall not be precluded from placing portfolio transactions with broker-dealers who participated as underwriters or selected dealers in the public offering of the Company’s securities as a result of such participation, nor with any of the Adviser’s affiliated companies so long as the provisions of this Agreement are otherwise followed.

Additional Services	Additional Services

The Adviser shall perform such other services as are reasonably incidental to the foregoing duties.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Adviser shall provide such other information as is reasonably incidental to the foregoing duties.	Same

Expenses	Expenses

The Company shall pay, or cause to be paid, all costs and expenses incurred in connection with its organization and any offer or sale by it of its securities. The Company will pay all other costs and expenses of its operations, including fees of its directors who are not nominated and elected pursuant to this Agreement hereof, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, taxes, interest, stock exchange listing fees and expenses, costs of the Company’s Automatic Dividend Investment Plan to the extent such costs are to be borne by the Company, and fees and expenses of the Company’s transfer agents, registrars, custodian and dividend disbursing agent; provided, however, that if the expenses of the Company (including the Advisory Fee but excluding interest, taxes, brokerage fees, expenses of any offering by the Company of its securities and extraordinary expenses beyond the control of the Company) in any fiscal year exceed 1 1/2% of the Company’s average annual net assets up to $30,000,000 and 1% of its average annual net assets	Same

J-5-2

over $30,000,000, the Adviser shall reimburse the Company the amount of such excess within fifteen (15) days after delivery by the independent accountants of the Company of the Company’s audited financial statements for such fiscal year.

Recordkeeping Obligations	Recordkeeping Obligations

The Adviser shall keep the books and financial records of the Company and shall maintain a continuous record of all investments made by the Company and of all securities and other assets which comprise the Company’s portfolio and shall furnish to the Company a resume of such portfolio at such times as the Company may reasonably prescribe.

The Adviser hereby acknowledges that all records necessary in the operation of the Company, including records pertaining to the Company’s shareholders and investments, are the sole and exclusive property of the Company, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

Same

Board Members and Officers	Board Members and Officers

The Adviser shall use its best efforts to arrange, if requested by the Company, for officers or employees of or special consultants to the Adviser, or any of its affiliated companies to serve without compensation from the Company as directors or officers of the Company, if duly elected to such positions by the shareholders or directors of the Company.	Same

Fees	Fees

The Company covenants and agrees to pay to the Adviser, and the Adviser covenants and agrees to accept from the Company, as full compensation for all investment advice and other services furnished by the Adviser hereunder, and for all expenses paid or reimbursed by the Adviser pursuant to Part Four hereof, a monthly fee at an annual rate of [ ] of the average monthly net asset value of the Company (the “Advisory Fee”). The Advisory Fee shall be computed as of the close of business on the last day of each month, and shall be prorated for any fraction of a month at the commencement or termination of this	Same

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Agreement. The Advisory Fee provided for hereunder shall be paid in cash by the Company to the Adviser within ten (10) business days after the last day of each month.

Net asset value of the Company for purposes of computing the Advisory Fee will be determined as of the close of trading on the last business day in each month on which the New York Stock Exchange is open, and will be computed pursuant to the provisions of the Company’s Bylaws.

Limitation of Liability of Manager	Limitation of Liability of Manager

The Adviser shall have no liability to the Company or any shareholder of the Company for any error of judgement, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part or from reckless disregard by the Adviser of its obligations and duties under this Agreement.	Same

Other Activities	Other Activities

Nothing contained in this Agreement shall be deemed to prohibit the Adviser from acting, and being separately compensated for acting, in one or more capacities for or on behalf of the Company. Whenever the Adviser shall act in multiple capacities for or on behalf of the Company, the Adviser shall maintain appropriate separate accounts and records for each such capacity. The Company understands that the Adviser or its parent, or such parent’s subsidiaries or affiliates, may act in one or more capacities on behalf of other investment companies and customers and the Company consents thereto. While information and recommendations supplied to the Company shall, in the Adviser’s judgement, be appropriate under the circumstances and in light of the investment objectives and policies of the Company, they may be different from the information and recommendations supplied to other investment companies and customers. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.	Same

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Certain Defined Terms	Certain Defined Terms

“The period of this Agreement” means the term of this Agreement and any renewal or extension thereof, or until any prior termination thereof.

The “1940 Act” means the Investment Company Act of 1940, as amended.

The “vote of the majority of the outstanding voting securities” of the Company means the vote at an annual or special meeting of shareholders of the lesser of (i) sixty-seven percent (67%) or more of the Company’s outstanding voting securities present at such meeting, if the holders of more than fifty percent (50%) of the Company’s outstanding voting securities are present or represented by proxy, or (ii) more than fifty percent (50%) of the Company’s outstanding voting securities. The terms “interested person”, “affiliated person” and “assignment” have the meanings contained in the 1940 Act.

Same

Term of Agreement	Term of Agreement

This Agreement shall become effective upon its execution and delivery and continue in force from year to year thereafter, subject to prior termination as provided herein, but only so long as its continuance shall be specifically approved at least annually (i) by the Board or by a vote of the majority of the outstanding voting securities of the Company, and (ii) by the vote of a majority of the directors who are not parties to this Agreement or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on such approval.	Same

Termination	Termination

This Agreement may be terminated by either the Company or the Adviser at any time by giving the other party sixty (60) days’ written notice of such intention to terminate; provided that any such termination shall be made without the payment of any penalty, and provided further that such termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Company.

This Agreement shall terminate in the event of its “assignment.”

Same

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Miscellaneous	Miscellaneous

No provision of this Agreement may be amended, waived or terminated except by an instrument in writing signed by the parties hereto.

The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such notice at such address as such other party may designate in writing mailed for receipt of such notice.

Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that directors, officers, agents and/or shareholders of the Company are or may be interested in the Adviser, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; or that the Adviser, or any successor or assignee, is or may be interested in the Company as shareholders or otherwise.

This Agreement shall be subject to all applicable provision of law, including, without limitation, the applicable provisions of the 1940 Act. To the extent that any provisions herein contained conflict with any applicable provisions of law, the latter shall control.

This Agreement is executed and delivered in the State of California and shall be construed in accordance with the laws and decisions of said State.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

Same

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Appendix J-6

Form of New Management Agreement

WESTERN ASSET INVESTMENT GRADE INCOME FUND, INC.

---

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made this [    ] day of [                ], [    ] by and between WESTERN ASSET INVESTMENT GRADE INCOME FUND, INC., a Delaware Corporation (the “Company”), and WESTERN ASSET MANAGEMENT COMPANY, LLC, a California limited liability company (the “Adviser”).

In consideration of the premises and of the mutual agreements hereinafter set forth, the Company and the Adviser agree as follows:

PART ONE

Definitions

(1) “The period of this Agreement” means the term of this Agreement and any renewal or extension thereof, or until any prior termination thereof.

(2) The “1940 Act” means the Investment Company Act of 1940, as amended.

(3) The “vote of the majority of the outstanding voting securities” of the Company means the vote at an annual or special meeting of shareholders of the lesser of (i) sixty-seven percent (67%) or more of the Company’s outstanding voting securities present at such meeting, if the holders of more than fifty percent (50%) of the Company’s outstanding voting securities are present or represented by proxy, or (ii) more than fifty percent (50%) of the Company’s outstanding voting securities.

(4) The terms “interested person”, “affiliated person” and “assignment” have the meanings contained in the 1940 Act.

PART TWO

Investment Advice and Other Services

(1) The Company hereby retains the Adviser, and the Adviser hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to afford to the Company the advice and assistance of the Adviser’s organization in the choice of investments; to provide the Company with an investment program which complies, in the Adviser’s best judgement, with the investment objectives, policies and restrictions of the Company; and to determine the portfolio securities to be purchased and sold by the Company; provided that the investment policies and all other action of the Company shall at all times be subject to the control and direction of its Board of Directors. The Adviser shall keep the books and financial records of the Company and shall maintain a continuous record of all investments made by the Company and of all securities and other assets which comprise the Company’s portfolio and shall furnish to the Company a resume of such portfolio at such times as the Company may reasonably prescribe. The Adviser shall provide such other information and perform such other services as are reasonably incidental to the foregoing duties.

(2) The Adviser shall use its best efforts to arrange, if requested by the Company, for officers or employees of or special consultants to the Adviser, or any of its affiliated companies to serve without compensation from the Company as directors or officers of the Company, if duly elected to such positions by the shareholders or directors of the Company.

J-6-1

(3) The Adviser covenants and agrees that in acting on behalf of the Company pursuant to this Agreement, it shall at all times be governed by the Company’s investment objectives and policies as set forth in the various documents filed by the Company with the Securities and Exchange Commission (the “Commission”) as such documents may from time to time be amended (whether or not such amendments are filed with the Commission). The Company agrees to supply the Adviser with copies of all documents filed with the Commission, together with any amendments thereto (whether or not such are filed with the Commission).

(4) The Adviser hereby acknowledges that all records necessary in the operation of the Company, including records pertaining to the Company’s shareholders and investments, are the sole and exclusive property of the Company, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

PART THREE

Compensation to Investment Adviser

(1) The Company covenants and agrees to pay to the Adviser, and the Adviser covenants and agrees to accept from the Company, as full compensation for all investment advice and other services furnished by the Adviser hereunder, and for all expenses paid or reimbursed by the Adviser pursuant to Part Four hereof, a monthly fee at an annual rate of 0.7% of the average monthly net asset value of the Company up to $60,000,000 and 0.4% of such net asset value, in excess of $60,000,000 (the “Advisory Fee”). The Advisory Fee shall be computed as of the close of business on the last day of each month, and shall be prorated for any fraction of a month at the commencement or termination of this Agreement. The Advisory Fee provided for hereunder shall be paid in cash by the Company to the Adviser within ten (10) business days after the last day of each month.

(2) Net asset value of the Company for purposes of computing the Advisory Fee will be determined as of the close of trading on the last business day in each month on which the New York Stock Exchange is open, and will be computed pursuant to the provisions of the Company’s Bylaws.

PART FOUR

Expenses

The Company shall pay, or cause to be paid, all costs and expenses incurred in connection with its organization and any offer or sale by it of its securities. The Company will pay all other costs and expenses of its operations, including fees of its directors who are not nominated and elected pursuant to paragraph (2) of Part Two hereof, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, taxes, interest, stock exchange listing fees and expenses, costs of the Company’s Automatic Dividend Investment Plan to the extent such costs are to be borne by the Company, and fees and expenses of the Company’s transfer agents, registrars, custodian and dividend disbursing agent; provided, however, that if the expenses of the Company (including the Advisory Fee but excluding interest, taxes, brokerage fees, expenses of any offering by the Company of its securities and extraordinary expenses beyond the control of the Company) in any fiscal year exceed 1 1/2% of the Company’s average annual net assets up to $30,000,000 and 1% of its average annual net assets over $30,000,000, the Adviser shall reimburse the Company the amount of such excess within fifteen (15) days after delivery by the independent accountants of the Company of the Company’s audited financial statements for such fiscal year.

J-6-2

PART FIVE

Portfolio Brokerage

The Adviser shall provide adequate facilities and qualified personnel for the placement with broker-dealers of orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for the Company. With respect to such transactions, the Adviser, subject to such directions as may be furnished from time to time by the Board of Directors of the Company, shall endeavor to obtain the most favorable prices consistent with the best available execution. The Company agrees that, so long as the Adviser believes it is obtaining the best available price and execution, portfolio transactions may be placed with broker-dealers furnishing to the Adviser research, statistical information or other services which the Adviser deems valuable in performing its duties to the Company hereunder. However, in selecting broker-dealers the Adviser shall give no recognition to the fact that a broker-dealer transacts or does not transact other business with it or any of its affiliated companies. The Adviser shall not be precluded from placing portfolio transactions with broker-dealers who participated as underwriters or selected dealers in the public offering of the Company’s securities as a result of such participation, nor with any of the Adviser’s affiliated companies so long as the provisions of this Agreement are otherwise followed.

PART SIX

Multiple Capacities

Nothing contained in this Agreement shall be deemed to prohibit the Adviser from acting, and being separately compensated for acting, in one or more capacities for or on behalf of the Company. Whenever the Adviser shall act in multiple capacities for or on behalf of the Company, the Adviser shall maintain appropriate separate accounts and records for each such capacity. The Company understands that the Adviser or its parent, or such parent’s subsidiaries or affiliates, may act in one or more capacities on behalf of other investment companies and customers and the Company consents thereto. While information and recommendations supplied to the Company shall, in the Adviser’s judgement, be appropriate under the circumstances and in light of the investment objectives and policies of the Company, they may be different from the information and recommendations supplied to other investment companies and customers. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

PART SEVEN

Limitation of Liability of Adviser

The Adviser shall have no liability to the Company or any shareholder of the Company for any error of judgement, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

PART EIGHT

Amendment

No provision of this Agreement may be amended, waived or terminated except by an instrument in writing signed by the parties hereto.

J-6-3

PART NINE

Renewal and Termination

(1) This Agreement shall become effective upon its execution and delivery and continue in force from year to year thereafter, subject to prior termination as provided herein, but only so long as its continuance shall be specifically approved at least annually (i) by the Board or by a vote of the majority of the outstanding voting securities of the Company, and (ii) by the vote of a majority of the directors who are not parties to this Agreement or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(2) This Agreement may be terminated by either the Company or the Adviser at any time by giving the other party sixty (60) days’ written notice of such intention to terminate; provided that any such termination shall be made without the payment of any penalty, and provided further that such termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Company.

(3) This Agreement shall terminate in the event of its “assignment”.

PART TEN

Nature of Relationship

The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

PART ELEVEN

Notice

Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such notice at such address as such other party may designate in writing mailed for receipt of such notice.

PART TWELVE

Miscellaneous

(1) Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that directors, officers, agents and/or shareholders of the Company are or may be interested in the Adviser, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; or that the Adviser, or any successor or assignee, is or may be interested in the Company as shareholders or otherwise.

(2) This Agreement shall be subject to all applicable provision of law, including, without limitation, the applicable provisions of the 1940 Act. To the extent that any provisions herein contained conflict with any applicable provisions of law, the latter shall control.

(3) This Agreement is executed and delivered in the State of California and shall be construed in accordance with the laws and decisions of said State.

(4) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

J-6-4

(5) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Company and the Adviser have executed this Agreement on the day and year first above written.

Attest:	WESTERN ASSET MANAGEMENT COMPANY, LLC

By:	By:
Name:
Title:

Attest:	WESTERN ASSET INVESTMENT GRADE INCOME FUND, INC.

By:	By:
Name:
Title:

J-6-5

Appendix K-1

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX K-3 – K-6

Investment Advisory Services	Investment Advisory Services

In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser][2] with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager][3], the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the

Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements among two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

3 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

K-1-1

Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Brokerage Transactions	Brokerage Transactions

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.	Same

Additional Services	Additional Services

The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

K-1-2

Authority to Execute Documents	Authority to Execute Documents

The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.	Same

Information to Be Provided by the Subadviser	Information to Be Provided by the Subadviser

The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager[4] with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or	Same

4 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

K-1-3

other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Delegation of Duties	Delegation of Duties

The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.	Same

Expenses	Expenses

The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and	Same

K-1-4

servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Recordkeeping Obligations	Recordkeeping Obligations

The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.	Same

Board Members and Officers	Board Members and Officers

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.	Same

K-1-5

Fees	Fees

As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Manager shall not pay the Subadviser any fee hereunder. The Subadviser acknowledges and agrees that each investor in the Fund has entered into arrangements through which the Subadviser and/or its affiliates will be compensated directly or indirectly by such investor, or by sponsors of separately managed programs that invest in such investor, for advisory services rendered to that investor. The Subadviser acknowledges and agrees that such compensation is sufficient consideration hereunder.][5] [The Manager shall not pay the Subadviser any fee hereunder. The Subadviser acknowledges and agrees that each investor in the Fund has entered into arrangements though which the Subadviser and/or its affiliates will be compensated directly or indirectly by such investor or by sponsors of separately managed programs that invest through such investor, for management and/or advisory services rendered to that investor. The Subadviser acknowledges and agrees that such compensation is sufficient consideration hereunder.][6]	Same

5 Bracketed text is used in lieu of the text in Section 8 for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund, Western Asset SMASh Series M Fund, and Western Asset SMASh Series TF Fund.

6 Bracketed text is used in lieu of the text in Section 7 for U.S. Treasury Obligations Portfolio.

K-1-6

Limitation of Liability of Subadviser	Limitation of Liability of Subadviser

The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager[7] or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Same

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.	Same

7 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

K-1-7

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, [the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and][8] the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name, provided that it shall have been approved [by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund][9] in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness.. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act][10].	Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment.	Same

8 Bracketed text not included for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund and Western Asset SMASh Series M Fund

9 Bracketed text is used for Western Asset SMASh Series TF Fund, Western Asset Prime Obligations Money Market Fund, Western Asset Premier Institutional Government Reserves, Western Asset Premier Institutional Liquid Reserves, and Western Asset Premier Institutional U.S. Treasury Reserves (the “More Recent Funds”).

10 Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Funds.

K-1-8

Limitation of Recourse	Limitation of Recourse

The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act][11].

This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][12] Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and assigns][13].

Same

No Third-Party Beneficiaries	No Third-Party Beneficiaries

[This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.][14]	Same

11 Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Funds.

12 Bracketed text is used for the More Recent Funds.

13 Bracketed text is used in for the More Recent Funds.

14 Bracketed text is used for the More Recent Funds.

K-1-9

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division][15].	Same

Force Majeure	Force Majeure

Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][16]	Same

15 Bracketed text is used for the More Recent Funds.

16 Bracketed text is used for the More Recent Funds.

K-1-10

Appendix K-2

Form of New Subadvisory Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX K-3 – K-6

---

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this [    ] day of [    ], [    ], by and between [Name of Manager]2, and [Name of Subadviser]3, a [type of entity] (the “Subadviser”).

WHEREAS, the Manager has been retained by [Name of Trust] (the “Trust”), a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”) and Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

[WHEREAS, the Subadviser has been retained by [Name of Manager]to provide investment advisory, management, and administrative services to [Name of Trust] (the “Trust”), a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A Annexed hereto (the “Fund”); and

WHEREAS, the Subadviser wishes to engage [name of Sub-subadviser] to provide certain investment advisory services to the Fund, and [name of Sub-subadviser] is willing to furnish such services on the terms and conditions hereinafter set forth;]4

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser]5 with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager]6, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements among two Subadvisers, references to the Manager are replaced by references to the hiring Subadviser that has engaged the other Subadviser, unless otherwise noted.

3 For agreements among two Subadvisers, references to the Subadviser are replaced by references to the Subadviser being engaged, unless otherwise noted.

4 For agreements among two Subadvisers, the Bracketed text is used in lieu of the two preceding clauses.

5 For agreements among two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

6 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

K-2-1

consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(_) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser

K-2-2

hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager7 with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The [average daily net] [managed] assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Manager shall not pay the Subadviser any fee hereunder. The Subadviser acknowledges and agrees that each investor in the Fund has entered into arrangements through which the Subadviser and/or its affiliates will be compensated directly or indirectly by such investor, or by sponsors of separately managed programs that invest in such investor, for advisory services rendered to that investor. The Subadviser acknowledges and agrees that such compensation is sufficient consideration

7 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

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hereunder.]8 [The Manager shall not pay the Subadviser any fee hereunder. The Subadviser acknowledges and agrees that each investor in the Fund has entered into arrangements though which the Subadviser and/or its affiliates will be compensated directly or indirectly by such investor or by sponsors of separately managed programs that invest through such investor, for management and/or advisory services rendered to that investor. The Subadviser acknowledges and agrees that such compensation is sufficient consideration hereunder.]9

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager10 or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, [the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and]11 the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund]12 in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act]13.

8 Bracketed text is used in lieu of the text in Section 8 for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund, Western Asset SMASh Series M Fund, and Western Asset SMASh Series TF Fund.

9 Bracketed text is used in lieu of the text in Section 7 for U.S. Treasury Obligations Portfolio.

10 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

11 Bracketed text not included for Western Asset SMASh Series C Fund, Western Asset SMASh Series EC Fund and Western Asset SMASh Series M Fund

12 Bracketed text is used for Western Asset SMASh Series TF Fund, Western Asset Prime Obligations Money Market Fund, Western Asset Premier Institutional Government Reserves, Western Asset Premier Institutional Liquid Reserves, and Western Asset Premier Institutional U.S. Treasury Reserves (the “More Recent Funds”).

13 Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Funds.

K-2-4

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment.

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act]14.

16. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]15 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and assigns]16.

17. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.]17

[18.] This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division]18.

[19. Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]19

[signature page to follow]

14 Bracketed text is used in lieu of the bracketed text that precedes it for the More Recent Fund.

15 Bracketed text is used for the More Recent Funds.

16 Bracketed text is used for the More Recent Funds.

17 Bracketed text is used for the More Recent Funds.

18 Bracketed text is used for the More Recent Funds.

19 Bracketed text is used for the More Recent Funds.

K-2-5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF MANAGER][20]

By:
Name:
Title:

[NAME OF SUBADVISER]

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his/her capacity as an officer of the Trust. The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

[NAME OF TRUST]

By:
Name:
Title:

20 For agreements among two Subadvisers, the parties of the agreement, as noted above, are the two Subadvisers.

K-2-6

[This annex is applicable only to Subadvisory Agreements with Western Asset Management Company Limited]

ANNEX I

This Annex I forms a part of the Subadvisory Agreement dated as of [date] by and between Western Asset Management Company, a California corporation, and Western Asset Management Company Limited (“WAML”), an entity authorized and regulated in the United Kingdom by the Financial Conduct Authority (the “FCA”).

1. WAML represents, warrants and covenants that it is authorized and regulated by the FCA.

2. WAML has classified the Fund as an Intermediate Customer as defined by the FCA Rules.

K-2-7

SCHEDULE A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

K-2-8

Appendix K-3

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement1

WESTERN ASSET FUNDS, INC. FUNDS WESTERN ASSET PREMIER BOND FUND

Investment Advisory Services	Investment Advisory Services

The Manager hereby appoints [Subadviser] as investment adviser for the Fund for the period and on the terms set forth in this Agreement. [Subadviser] accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

Subject to the supervision of the Directors and the Manager, [Subadviser] shall as requested by the Manager regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s current Prospectus and Statement of Additional Information. [Subadviser] shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Corporation/Fund’s Articles of Incorporation/Agreement and Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Fund, as each of the foregoing may be amended from time to time.

Same

Brokerage Transactions	Brokerage Transactions

[Subadviser] will as requested by the Manager place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, [Subadviser] shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.	Same

1 Each subadvisory agreement for a series of Western Asset Funds, Inc. is titled “Advisory Agreement.” Each subadvisory agrement for Western Asset Premier Bond Fund is titled “Portfolio Management Agreement.” In addition, there may be minor, non-substantive variations among the agreements for certain Funds.

K-3-1

In using its best efforts to obtain for the Fund the most favorable price and execution available, [Subadviser] , bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine and communicate to [Subadviser] in writing, [Subadviser] shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to [Subadviser] or any affiliated person of [Subadviser] an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if [Subadviser] determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or [Subadviser] ’s overall responsibilities with respect to the Fund and to other clients of [Subadviser] and any affiliated person of [Subadviser] as to which [Subadviser] or any affiliated person of [Subadviser] exercises investment discretion.

Additional Services	Additional Services

[Subadviser] shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by [Subadviser] .	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager has furnished [Subadviser] with copies of each of the following:

(a) The Corporation/Fund’s Articles of Incorporation/Agreement and Declaration of Trust and all amendments thereto (such Articles of Incorporation/Agreement and Declaration of Trust, as presently in effect and as they shall from time to time be amended, are herein called the “Articles”);

Same

K-3-2

(b) The Corporation/Fund’s By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

(c) Resolutions of the Corporation/Fund’s Board of Directors/Trustees (the “Directors”) authorizing the appointment of the Manager as the manager and [Subadviser] as investment adviser and approving the Investment Management Agreement between the Manager and the Corporation/Fund with respect to the Fund dated [    ], 2020 (the “Management Agreement”) and this Agreement;

(d) [The Corporation/Fund’s most recently filed Post-Effective Amendment to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to shares of common stock of the Fund, par value $.001 per share;]/[The Trust’s most recently filed Amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;]

(e) The Fund’s most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”); and

(f) The Fund’s most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

The Manager will furnish [Subadviser] from time to time with copies of all amendments of or supplements to the foregoing.

Information to Be Provided by the Subadviser	Information to Be Provided by the Subadviser

[Subadviser] will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Fund in accordance with all applicable federal and state laws and regulations, and will furnish the Directors with such periodic and special reports as the Directors or the Manager reasonably may request.	Same

K-3-3

Transactions with Affiliates	Transactions with Affiliates

The Corporation/Fund hereby agrees that any entity or person associated with [Subadviser] (or with any affiliated person of [Subadviser] ) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Corporation/Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.	Same

Expenses	Expenses

During the term of this Agreement, [Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Fund.	Same

Recordkeeping Obligations	Recordkeeping Obligations

[Subadviser] will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Fund in accordance with all applicable federal and state laws and regulations.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, [Subadviser] hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund’s request. [Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

Same

Fees	Fees

For the services which [Subadviser] will render to the Manager and the Fund under this Agreement, the Manager will pay [Subadviser] [a monthly fee in arrears at an annual rate equal to [ ]% of the average weekly value of the Fund’s Total Managed Assets that [Subadviser] manages. “Total Managed Assets” means the total assets of the Fund (including any such assets attributable to leverage) minus the sum of accrued liabilities (other than liabilities representing	Same

K-3-4

leverage). For purposes of this Agreement, the Total Managed Assets of the Fund shall be calculated pursuant to procedures adopted by the Trustees of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties][2] [a fee, computed monthly and paid monthly, equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Corporation/Fund pursuant to the Management Agreement in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by [Subadviser], and the denominator of which is the net assets of the Fund, in each case computed as of the time of the regular close of business of the New York Stock Exchange on the last Business Day of such calendar month, or such other time as may be determined by the Board of Directors of the Corporation/Fund. A Business Day shall be any day on which the New York Stock Exchange is open. Fees due to [Subadviser] hereunder shall be paid promptly to [Subadviser] by the Manager following its receipt of fees from the Fund. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the Baseline Amount for that portion of the month during which the contract was still in effect and the Subadviser Fraction as of the time of the regular close of business of the New York Stock Exchange on the date of termination (or, if the date of termination is not a Business Day, the Business Day immediately preceding the date of termination)][3]. [For the services which [Subadviser] will render to the Manager and the Fund under this Agreement, the Manager will pay [Subadviser] a fee, computed daily and paid monthly, at an annual rate of [fee]. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors of the Corporation/Fund. Fees due to [Subadviser] hereunder shall be paid promptly to [Subadviser] by the Manager following its receipt of fees from the Fund. [For any period less

2 Western Asset Premier Bond Fund only.

3 Western Asset Funds, Inc. except for Western Asset Core Bond Fund, Western Asset Intermediate Bond Fund, and Western Asset High Yield Fund.

K-3-5

than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.][4] If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the percentage of days of the month during which the contract was still in effect.][5]

[Limitation of Liability of Trustees, Officers and Shareholders	Limitation of Liability of Trustees, Officers and Shareholders

A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Fund by an officer of the Fund as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund.][6]	Same

Limitation of Liability of Subadviser	Limitation of Liability of Subadviser

In the absence of willful misfeasance, bad faith or gross negligence on the part of [Subadviser] , or reckless disregard of its obligations and duties hereunder, [Subadviser] shall not be subject to any liability to the Manager, the Fund or any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.	Same

Other Activities	Other Activities

[Subadviser] ’s services hereunder are not deemed to be exclusive, and [Subadviser] shall be free to render similar services to others. It is understood that persons employed by [Subadviser] to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of [Subadviser] or any affiliate of [Subadviser] to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.	Same

4 Western Asset Premier Bond Fund only.

5 Bracketed text is used in lieu of preceding paragraph for Western Asset Core Bond Fund (Western Asset Management Company, LLC as subadviser), Western Asset Intermediate Bond Fund (Western Asset Management Company, LLC as subadviser) and Western Asset High Yield Fund (Western Asset Management Company, LLC as subadviser).

6 Western Asset Premier Bond Fund only.

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Certain Defined Terms	Certain Defined Terms

As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.	Same

Term and Termination	Term and Termination

This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth herein) until terminated as follows:

a. The Corporation/Fund may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager and [Subadviser], or

b. If (i) the Directors or the shareholders of the Fund by vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not interested persons of the Corporation/Fund, the Manager or [Subadviser] , by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, [Subadviser] may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

c. The Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage

Same

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prepaid, to [Subadviser] , and [Subadviser] may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

Action by the Corporation/Fund under paragraph (a) above may be taken either (i) by vote of a majority of the Directors, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

Upon written notice from [Subadviser] at any time, the Corporation/Fund hereby agrees that it will eliminate from the Fund’s name any reference to the name of “[Subadviser].” The Corporation/Fund, on behalf of the Fund, shall have the non-exclusive use of the name “[Subadviser] ” in whole or in part only until such notice is given.

Limitation of Recourse	Limitation of Recourse

The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.	Same

No Assignment; Amendments; Entire Agreement	No Assignment; Amendments; Entire Agreement

This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Corporation/Fund, the Manager or [Subadviser] ..

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of

Same

K-3-8

the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

Additional Provisions	Additional Provisions

The Fund represents, warrants and covenants that it is a “qualified eligible person” as defined in Rule 4.7 of the Commodity Futures Trading Commission (“CFTC”) and consents to being treated as an exempt account under CFTC Rule 4.7.

[Subadviser] , the Fund, the Corporation/Fund and the Manager represent and warrant that they are each registered with the CFTC and are members of the U.S. National Futures Association to the extent, if any, required by their activities with respect to the Fund.

[[Subadviser] is regulated by the Japanese Securities and Exchange Surveillance Commission, a commission established by the Japanese Services Agency, and is subject to applicable local laws and regulations.][7]

Same

7Western Asset Japan as subadviser only.

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Appendix K-4

Form of New Subadvisory Agreement1

WESTERN ASSET FUNDS, INC. FUNDS WESTERN ASSET PREMIER BOND FUND

---

ADVISORY AGREEMENT

ADVISORY AGREEMENT made this [    ] day of [    ], [    ], by and between [Name of Manager] (“Manager”), a [state/country of domicile company/corporation], and [Name of Subadviser]2, a [state/country of domicile company/corporation], each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Manager is the manager of certain of the series of [    ] (the “Corporation/Fund”), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager wishes to retain [Subadviser] to provide certain investment advisory services in connection with the Manager’s management of [    ] (“Fund”), a series of the Corporation/Fund; and

WHEREAS, [Subadviser] is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Appointment. The Manager hereby appoints [Subadviser] as investment adviser for the Fund for the period and on the terms set forth in this Agreement. [Subadviser] accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Manager has furnished [Subadviser] with copies of each of the following:

(a) The Corporation/Fund’s Articles of Incorporation/Agreement and Declaration of Trust and all amendments thereto (such Articles of Incorporation/Agreement and Declaration of Trust, as presently in effect and as they shall from time to time be amended, are herein called the “Articles”);

(b) The Corporation/Fund’s By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

(c) Resolutions of the Corporation/Fund’s Board of Directors (the “Directors”) authorizing the appointment of the Manager as the manager and [Subadviser] as investment adviser and approving the Investment Management Agreement between the Manager and the Corporation/Fund with respect to the Fund dated [    ], 2020 (the “Management Agreement”) and this Agreement;

(d) [The Corporation/Fund’s most recently filed Post-Effective Amendment to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to shares of common stock of the Fund, par value $.001 per share;]/[The Trust’s most recently filed Amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;]

1 Each subadvisory agreement for a series of Western Asset Funds, Inc. is titled “Advisory Agreement.” Each subadvisory agrement for Western Asset Premier Bond Fund is titled “Portfolio Management Agreement.” Also, in addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain funds.

2 For agreements among two Subadvisers, references to the Subadviser are replaced by references to the Subadviser being engaged, unless otherwise noted.

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(e) The Fund’s most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”); and

(f) The Fund’s most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

The Manager will furnish [Subadviser] from time to time with copies of all amendments of or supplements to the foregoing.

3. Investment Advisory Services. (a) Subject to the supervision of the Directors and the Manager, [Subadviser] shall as requested by the Manager regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s current Prospectus and Statement of Additional Information. [Subadviser] shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Corporation/Fund’s Articles of Incorporation/Agreement and Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Fund, as each of the foregoing may be amended from time to time. [Subadviser] will as requested by the Manager place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, [Subadviser] shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, [Subadviser], bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine and communicate to [Subadviser] in writing, [Subadviser] shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to [Subadviser] or any affiliated person of [Subadviser] an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if [Subadviser] determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or [Subadviser]’s overall responsibilities with respect to the Fund and to other clients of [Subadviser] and any affiliated person of [Subadviser] as to which [Subadviser] or any affiliated person of [Subadviser] exercises investment discretion. [Subadviser] shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by [Subadviser].

(b) [Subadviser] will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Fund in accordance with all applicable federal and state laws and regulations, and will furnish the Directors with such periodic and special reports as the Directors or the Manager reasonably may request.

(c) The Corporation/Fund hereby agrees that any entity or person associated with [Subadviser] (or with any affiliated person of [Subadviser]) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Corporation/Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. Services Not Exclusive. [Subadviser]’s services hereunder are not deemed to be exclusive, and [Subadviser] shall be free to render similar services to others. It is understood that persons employed by [Subadviser] to assist in

K-4-2

the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of [Subadviser] or any affiliate of [Subadviser] to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, [Subadviser] hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund’s request. [Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Expenses. During the term of this Agreement, [Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Fund.

7. Compensation. For the services which [Subadviser] will render to the Manager and the Fund under this Agreement, the Manager will pay [Subadviser] [a monthly fee in arrears at an annual rate equal to [    ]% of the average weekly value of the Fund’s Total Managed Assets that [Subadviser] manages. “Total Managed Assets” means the total assets of the Fund (including any such assets attributable to leverage) minus the sum of accrued liabilities (other than liabilities representing leverage). For purposes of this Agreement, the Total Managed Assets of the Fund shall be calculated pursuant to procedures adopted by the Trustees of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties.]3 [a fee, computed monthly and paid monthly, equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Corporation/Fund pursuant to the Management Agreement in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by [Subadviser], and the denominator of which is the net assets of the Fund, in each case computed as of the time of the regular close of business of the New York Stock Exchange on the last Business Day of such calendar month, or such other time as may be determined by the Board of Directors of the Corporation/Fund. A Business Day shall be any day on which the New York Stock Exchange is open. Fees due to [Subadviser] hereunder shall be paid promptly to [Subadviser] by the Manager following its receipt of fees from the Fund. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the Baseline Amount for that portion of the month during which the contract was still in effect and the Subadviser Fraction as of the time of the regular close of business of the New York Stock Exchange on the date of termination (or, if the date of termination is not a Business Day, the Business Day immediately preceding the date of termination).]4 [For the services which [Subadviser] will render to the Manager and the Fund under this Agreement, the Manager will pay [Subadviser] a fee, computed daily and paid monthly, at an annual rate of [fee]. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors of the Corporation/Fund. Fees due to [Subadviser] hereunder shall be paid promptly to [Subadviser] by the Manager following its receipt of fees from the Fund. [For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]5 If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the percentage of days of the month during which the contract was still in effect.]6

3 Western Asset Premier Bond Fund only.

4 Western Asset Funds, Inc., except for Western Asset Core Bond Fund, Western Asset Intermediate Bond Fund, and Western Asset High Yield Fund.

5 Western Asset Premier Bond Fund only.

6 Bracketed text is used in lieu of preceding paragraph for Western Asset Core Bond Fund (Western Asset Management Company, LLC as subadviser), Western Asset Intermediate Bond Fund (Western Asset Management Company, LLC as subadviser), and Western Asset High Yield Fund (Western Asset Management Company, LLC as subadviser).

K-4-3

8. Limitation of Liability.

(a) In the absence of willful misfeasance, bad faith or gross negligence on the part of [Subadviser], or reckless disregard of its obligations and duties hereunder, [Subadviser] shall not be subject to any liability to the Manager, the Fund or any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

[(b) A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Fund by an officer of the Fund as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund.]7

9. Definitions. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

10. Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

a. The Corporation/Fund may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager and [Subadviser], or

b. If (i) the Directors or the shareholders of the Fund by vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not interested persons of the Corporation/Fund, the Manager or [Subadviser], by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, [Subadviser] may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

c. The Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to [Subadviser], and [Subadviser] may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

Action by the Corporation/Fund under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Directors, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

12. No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules

7 Western Asset Premier Bond Fund only.

K-4-4

and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Corporation/Fund, the Manager or [Subadviser].

13. Miscellaneous.

(a) This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this

Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

(b) The Fund represents, warrants and covenants that it is a “qualified eligible person” as defined in Rule 4.7 of the Commodity Futures Trading Commission (“CFTC”) and consents to being treated as an exempt account under CFTC Rule 4.7.

(c) [Subadviser], the Fund, the Corporation/Fund and the Manager represent and warrant that they are each registered with the CFTC and are members of the U.S. National Futures Association to the extent, if any, required by their activities with respect to the Fund.

[14. Japanese Law. [Subadviser] is regulated by the Japanese Securities and Exchange Surveillance Commission, a commission established by the Japanese Services Agency, and is subject to applicable local laws and regulations.]8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

Attest:	[ ]

By:	By:
Name:
Title:

Attest:	[ ]

By:	By:
Name:
Title:

The foregoing is accepted by:

Attest:	[ ]

By:	By:
Name:
Title:

8Western Asset Japan as subadviser only.

K-4-5

Appendix K-5

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement1

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

Investment Management Services	Investment Management Services

Manager hereby appoints Subadviser as investment subadviser for the Fund for the period and on the terms set forth in this Agreement. Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

Subject to the supervision of the Fund’s Board of Directors, Subadviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. Subadviser shall determine from time to time what non-dollar securities shall be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund’s Certificate and By-laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objective, policies and limitations of the Fund.

In the performance of its duties under this Agreement, Subadviser will comply with the provisions of the Certificate and By-laws of the Fund and the stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the board may from time to time determine.

Subadviser will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

Same

Brokerage Transactions	Brokerage Transactions

Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, Subadviser will attempt to obtain the best net price and the most	Same

1 The subadvisory agreement for Western Asset Investment Grade Income Fund Inc. is titled “Investment Subadvisory Agreement.”

K-5-1

favorable execution of its orders; however, Subadviser may, in its discretion, purchase and sell Fund securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and Subadviser may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers.

Additional Services	Additional Services

Subadviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be requested by the Fund and agreed to by Subadviser.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

Manager has furnished Subadviser with copies properly certified or authenticated of each of the following:

(a) The Fund’s Certificate of Incorporation, as filed with the State of Delaware and all amendments thereto (such Certificate of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the “Certificate”);

(b) The Fund’s By-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-laws”);

(c) Resolutions of the Fund’s Board of Directors authorizing the appointment of Subadviser as investment subadviser and approving this Agreement;

(d) The Fund’s notification of Registration on [Form N-CEN] under the 1940 Act as filed with the Securities and Exchange Commission on and all amendments thereto;

(e) The Fund’s Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act (File No. 811-02351) as filed with the Securities and Exchange Commission on April 30, 1992, including all exhibits thereto, relating to shares of the Fund’s common stock of par value $0.001 per share (herein called “Shares”) and all amendments thereto; and

Same

K-5-2

(f) The most recent prospectus for the Fund (such document and all amendments and supplements thereto are herein called the “Prospectus”).

Manager will furnish Subadviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing.

Transactions with Affiliates	Transactions with Affiliates

In no instance will portfolio securities be purchased from or sold to Manager, Subadviser or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the Securities and Exchange commission pursuant to the 1940 Act.	Same

Expenses	Expenses

During the term of the Agreement, Subadviser will pay all expenses incurred by it in connection with its services under this Agreement. Other than as herein specifically indicated, Subadviser shall not be responsible for the Fund’s expenses. Specifically, Subadviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by Subadviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: organizational expenses; legal expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; distribution fees, if any; fees of custodians, subcustodians, transfer agents, registrars or other agents for all services to the Fund; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices, stock certificates and dividends to Fund stockholders; costs of stationery; costs of stockholders’ and other meetings of the Fund; compensation of officers and directors who are not affiliated persons of Manager or Subadviser fees and expenses of independent auditors; traveling expenses of directors of the Fund,	Same

K-5-3

if any; expenses for fidelity bonds and other insurance covering the Fund and its officers and directors; costs of indemnification; and any extraordinary expenses.

Board Members and Officers	Board Members and Officers

Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected, and shall bear their salary or other compensation and expenses, if any.

No director, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such director, officer or employee while he is at the same time a director, officer of Manager, Subadviser or any affiliated company of Manager or Subadviser.

Same

Fees	Fees

For the services which Subadviser will render under this Agreement, Manager will pay Subadviser a fee based on the prorata assets of the Fund managed by Subadviser during the month. Prorata assets will be calculated by taking an average of the assets managed by Subadviser at the beginning and ending of each month and determining their percentage of the total portfolio assets. This percentage will then be applied to the fees earned by Manager. In the event that Subadviser’s right to such fee commences on a date other than the first day of the month or terminates prior to the end of the month, the fee will be weighted for the number of days in the month such assets were managed. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination.	Same

Limitation of Liability of Manager	Limitation of Liability of Manager

Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.	Same

K-5-4

Other Activities	Other Activities

Subadviser services hereunder are not deemed to be exclusive, and Subadviser shall be free to render similar services to others. It is understood that persons employed by Subadviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein shall be deemed to limit or restrict the right of Subadviser or any affiliate of Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.	Same

Certain Defined Terms	Certain Defined Terms

As used in this Agreement, the terms “assignment”, “interested person”, and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective on the date first written above, provided that it shall have been approved by the Fund’s Board of directors and by the stockholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on the same date of each year, provided that such continuance is specifically approved at least annually (i) by the Fund’s Board of Directors or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Fund’s directors who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.	Same

Termination	Termination

This Agreement is terminable without penalty by the Fund’s Board of Directors, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by Manager or Subadviser,	Same

K-5-5

on not less than 60 days’ notice to the other party, and will be terminated upon the mutual written consent of Subadviser and Manager. This Agreement will also automatically and immediately terminate in the event of its assignment, or in the event that the Investment Advisory Agreement between the Fund and Manager, with respect to the Fund, is terminated.

Further Actions; Amendments; Entire Agreement	Further Actions; Amendments; Entire Agreement

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law, and shall be governed by Delaware law.

Same

K-5-6

Appendix K-6

Form of New Subadvisory Agreement

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

---

INVESTMENT SUBADVISORY AGREEMENT

Agreement made this [Date], by and between [Manager] (“Manager”), a California corporation, and [Subadviser] (“Subadviser”), a corporation registered as an investment adviser under the Investment Advisers Act of 1940.

WHEREAS, Pacific American Income Shares, Inc. (“Fund”) is a closed-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and

WHEREAS, Manager has entered into an agreement with the Fund to provide investment advisory services with respect to the Fund; and

WHEREAS, Manager wishes to retain Subadviser to provide to the Fund certain investment advisory services; and

WHEREAS, Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. Manager hereby appoints Subadviser as investment subadviser for the Fund for the period and on the terms set forth in this Agreement. Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. Manager has furnished Subadviser with copies properly certified or authenticated of each of the following:

(a) The Fund’s Certificate of Incorporation, as filed with the State of Delaware and all amendments thereto (such Certificate of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the “Certificate”);

(b) The Fund’s By-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-laws”);

(c) Resolutions of the Fund’s Board of Directors authorizing the appointment of Subadviser as investment subadviser and approving this Agreement;

(d) The Fund’s notification of Registration on Form N-CEN under the 1940 Act as filed with the Securities and Exchange Commission on and all amendments thereto;

(e) The Fund’s Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act (File No. 811-02351) as filed with the Securities and Exchange Commission on April 30, 1992, including all exhibits thereto, relating to shares of the Fund’s common stock of par value $0.001 per share (herein called “Shares”) and all amendments thereto; and

(f) The most recent prospectus for the Fund (such document and all amendments and supplements thereto are herein called the “Prospectus”).

Manager will furnish Subadviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing.

K-6-1

3. Investment Advisory Services. Subject to the supervision of the Fund’s Board of Directors, Subadviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. Subadviser shall determine from time to time what non-dollar securities shall be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund’s Certificate and By-laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objective, policies and limitations of the Fund. Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, Subadviser will attempt to obtain the best net price and the most favorable execution of its orders; however, Subadviser may, in its discretion, purchase and sell Fund securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and Subadviser may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers. In no instance will portfolio securities be purchased from or sold to Manager, Subadviser or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the Securities and Exchange commission pursuant to the 1940 Act. Subadviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be requested by the Fund and agreed to by Subadviser.

4. General.

(a) Subadviser will furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

(b) Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected, and shall bear their salary or other compensation and expenses, if any.

(c) In the performance of its duties under this Agreement, Subadviser will comply with the provisions of the Certificate and By-laws of the Fund and the stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the board may from time to time determine.

5. Services Not Exclusive. Subadviser services hereunder are not deemed to be exclusive, and Subadviser shall be free to render similar services to others. It is understood that persons employed by Subadviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein shall be deemed to limit or restrict the right of Subadviser or any affiliate of Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

6. Expenses. During the term of the Agreement, Subadviser will pay all expenses incurred by it in connection with its services under this Agreement. Other than as herein specifically indicated, Subadviser shall not be responsible for the Fund’s expenses. Specifically, Subadviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by Subadviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: organizational expenses; legal expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; distribution fees, if any; fees of custodians, subcustodians, transfer agents, registrars or other agents for all services to the Fund; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices, stock certificates and dividends to Fund stockholders; costs of stationery; costs of stockholders’ and other meetings of the Fund; compensation of officers and directors who are not affiliated persons of Manager or Subadviser fees and expenses of independent auditors; traveling expenses of directors of

K-6-2

the Fund, if any; expenses for fidelity bonds and other insurance covering the Fund and its officers and directors; costs of indemnification; and any extraordinary expenses.

7. Compensation.

(a) For the services which Subadviser will render under this Agreement, Manager will pay Subadviser a fee based on the prorata assets of the Fund managed by Subadviser during the month. Prorata assets will be calculated by taking an average of the assets managed by Subadviser at the beginning and ending of each month and determining their percentage of the total portfolio assets. This percentage will then be aplied to the fees earned by Manager. In the event that Subadviser’ s right to such fee commences on a date other than the first day of the month or terminates prior to the end of the month, the fee will be weighted for the number of days in the month such assets were managed. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination.

(b) No director, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such director, officer or employee while he is at the same time a director, officer of Manager, Subadviser or any affiliated company of Manager or Subadviser.

8. Limitation of Liability. Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9. Definitions. As used in this Agreement, the terms “assignment”, “interested person”, and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2 (a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

10. Duration and Termination. This Agreement will become effective on the date first written above, provided that it shall have been approved by the Fund’s Board of directors and by the stockholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on the same date of each year, provided that such continuance is specifically approved at least annually (i) by the Fund’s Board of Directors or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Fund’s directors who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

This Agreement is terminable without penalty by the Fund’s Board of Directors, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by Manager or Subadviser, on not less than 60 days’ notice to the other party, and will be terminated upon the mutual written consent of Subadviser and Manager. This Agreement will also automatically and immediately terminate in the event of its assignment, or in the event that the Investment Advisory Agreement between the Fund and Manager, with respect to the Fund, is terminated.

11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

13. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the

K-6-3

provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law, and shall be governed by Delaware law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF MANAGER]

By:
Name:
Title:

[NAME OF SUBADVISER]

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Fund has executed this Agreement not individually but in his/her capacity as an officer of the Fund. The Fund does not hereby undertake any obligation to the Subadviser.

[NAME OF FUND]

By:
Name:
Title:

K-6-4

WA 007CFN0EAD

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on
July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31280

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours
LMF_31280_040420

FUNDS	FUNDS	FUNDS
Western Asset Adjustable Rate Income FD	Western Asset California Muni FD	Western Asset Corporate Bond FD
Western Asset Emerging Markets Debt FD	Western Asset Global High Yield Bond Fund	Western Asset Income Fund
Western Asset Intermediate-Term Municipals FD	Western Asset Intr Maturity CA Municipals FD	Western Asset Intr Maturity NY Municipals FD
Western Asset Managed Municipals FD	Western Asset Massachusetts Municipals FD	Western Asset Mortgage Total Return Fund
Western Asset Muni High Inc FD	Western Asset New Jersey Municipals FD	Western Asset New York Municipals FD
Western Asset Oregon Municipals FD	Western Asset PA Municipal Fund	Western Asset Short Duration High Income Fund
Western Asset Short Duration Muni Income FD	Western Asset Short Term Bond Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with:

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Adjustable Rate Income FD	☐	☐	☐	02 Western Asset California Muni FD	☐	☐	☐
03 Western Asset Corporate Bond FD	☐	☐	☐	04 Western Asset Emerging Markets Debt FD	☐	☐	☐
05 Western Asset Global High Yield Bond Fund	☐	☐	☐	06 Western Asset Income Fund	☐	☐	☐
07 Western Asset Intermediate-Term Municipals FD	☐	☐	☐	08 Western Asset Intr Maturity CA Municipals FD	☐	☐	☐
09 Western Asset Intr Maturity NY Municipals FD	☐	☐	☐	10 Western Asset Managed Municipals FD	☐	☐	☐
11 Western Asset Massachusetts Municipals FD	☐	☐	☐	12 Western Asset Mortgage Total Return Fund	☐	☐	☐
13 Western Asset Muni High Inc FD	☐	☐	☐	14 Western Asset New Jersey Municipals FD	☐	☐	☐
15 Western Asset New York Municipals FD	☐	☐	☐	16 Western Asset Oregon Municipals FD	☐	☐	☐
17 Western Asset PA Municipal Fund	☐	☐	☐	18 Western Asset Short Duration High Income Fund	☐	☐	☐
19 Western Asset Short Duration Muni Income FD	☐	☐	☐	20 Western Asset Short Term Bond Fund	☐	☐	☐

1B. Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2.	To approve a New Subadvisory Agreement with:

2A.	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Adjustable Rate Income FD	☐	☐	☐	02 Western Asset California Muni FD	☐	☐	☐
03 Western Asset Corporate Bond FD	☐	☐	☐	04 Western Asset Emerging Markets Debt FD	☐	☐	☐
05 Western Asset Global High Yield Bond Fund	☐	☐	☐	06 Western Asset Income Fund	☐	☐	☐
07 Western Asset Intermediate-Term Municipals FD	☐	☐	☐	08 Western Asset Intr Maturity CA Municipals FD	☐	☐	☐
09 Western Asset Intr Maturity NY Municipals FD	☐	☐	☐	10 Western Asset Managed Municipals FD	☐	☐	☐
11 Western Asset Massachusetts Municipals FD	☐	☐	☐	12 Western Asset Mortgage Total Return Fund	☐	☐	☐
13 Western Asset Muni High Inc FD	☐	☐	☐	14 Western Asset New Jersey Municipals FD	☐	☐	☐
15 Western Asset New York Municipals FD	☐	☐	☐	16 Western Asset Oregon Municipals FD	☐	☐	☐
17 Western Asset PA Municipal Fund	☐	☐	☐	18 Western Asset Short Duration High Income Fund	☐	☐	☐
19 Western Asset Short Duration Muni Income FD	☐	☐	☐	20 Western Asset Short Term Bond Fund	☐	☐	☐

2B. Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Emerging Markets Debt FD	☐	☐	☐	02 Western Asset Global High Yield Bond Fund	☐	☐	☐
03 Western Asset Income Fund	☐	☐	☐	04 Western Asset Short Duration High Income Fund	☐	☐	☐
05 Western Asset Short Term Bond Fund	☐	☐	☐

2C. Western Asset Management Company Ltd.

	FOR	AGAINST	ABSTAIN
01 Western Asset Income Fund	☐	☐	☐

2D. Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Emerging Markets Debt FD	☐	☐	☐	02 Western Asset Global High Yield Bond Fund	☐	☐	☐
03 Western Asset Income Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LMF1 31280	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on
July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31280

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours
LMF_31280_040420

FUNDS	FUNDS	FUNDS
WA Premier Institutional Government Reserves	WA Premier Institutional Liquid Reserves	WA Premier Institutional US Treasury Reserves
Western Asset Inst Government Reserves	Western Asset Inst US Treas Obligations MMF	Western Asset Institutional Liquid Reserves
Western Asset Institutional US Treasury RES	Western Asset Select Tax Free Reserves	Western Asset Smash Series C FD
Western Asset Smash Series EC FD	Western Asset Smash Series M FD	Western Asset Smash Series TF Fund
Western Asset Government Reserves	Western Asset New York Tax Free Money Market FD	Western Asset Prime Obligations Money Mkt FD
Western Asset Tax Free Reserves	Western Asset Us Treasury Reserves	Western Asset Premium Liquid Reserves
Western Asset Premium US Treasury Reserves	Western Asset Core Plus VIT Portfolio

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with:

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 WA Premier Institutional Government Reserves	☐	☐	☐	02 WA Premier Institutional Liquid Reserves	☐	☐	☐
03 WA Premier Institutional US Treasury Reserves	☐	☐	☐	04 Western Asset Inst Government Reserves	☐	☐	☐
05 Western Asset Inst US Treas Obligations MMF	☐	☐	☐	06 Western Asset Institutional Liquid Reserves	☐	☐	☐
07 Western Asset Institutional US Treasury RES	☐	☐	☐	08 Western Asset Select Tax Free Reserves	☐	☐	☐
09 Western Asset Smash Series C FD	☐	☐	☐	10 Western Asset Smash Series EC FD	☐	☐	☐
11 Western Asset Smash Series M FD	☐	☐	☐	12 Western Asset Smash Series TF Fund	☐	☐	☐
13 Western Asset Government Reserves	☐	☐	☐	14 Western Asset New York Tax Free Money Market FD	☐	☐	☐
15 Western Asset Prime Obligations Money Mkt FD	☐	☐	☐	16 Western Asset Tax Free Reserves	☐	☐	☐
17 Western Asset Us Treasury Reserves	☐	☐	☐	18 Western Asset Premium Liquid Reserves	☐	☐	☐
19 Western Asset Premium US Treasury Reserves	☐	☐	☐	20 Western Asset Core Plus VIT Portfolio	☐	☐	☐

1B. Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2.	To approve a New Subadvisory Agreement with:

2A.	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 WA Premier Institutional Government Reserves	☐	☐	☐	02 WA Premier Institutional Liquid Reserves	☐	☐	☐
03 WA Premier Institutional US Treasury Reserves	☐	☐	☐	04 Western Asset Inst Government Reserves	☐	☐	☐
05 Western Asset Inst US Treas Obligations MMF	☐	☐	☐	06 Western Asset Institutional Liquid Reserves	☐	☐	☐
07 Western Asset Institutional US Treasury RES	☐	☐	☐	08 Western Asset Select Tax Free Reserves	☐	☐	☐
09 Western Asset Smash Series C FD	☐	☐	☐	10 Western Asset Smash Series EC FD	☐	☐	☐
11 Western Asset Smash Series M FD	☐	☐	☐	12 Western Asset Smash Series TF Fund	☐	☐	☐
13 Western Asset Government Reserves	☐	☐	☐	14 Western Asset New York Tax Free Money Market FD	☐	☐	☐
15 Western Asset Prime Obligations Money Mkt FD	☐	☐	☐	16 Western Asset Tax Free Reserves	☐	☐	☐
17 Western Asset Us Treasury Reserves	☐	☐	☐	18 Western Asset Premium Liquid Reserves	☐	☐	☐
19 Western Asset Premium US Treasury Reserves	☐	☐	☐	20 Western Asset Core Plus VIT Portfolio	☐	☐	☐

2B. Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Smash Series C FD	☐	☐	☐	02 Western Asset Smash Series EC FD	☐	☐	☐
03 Western Asset Smash Series M FD	☐	☐	☐	04 Western Asset Core Plus VIT Portfolio	☐	☐	☐

2C. Western Asset Management Company Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Smash Series EC FD	☐	☐	☐	02 Western Asset Core Plus VIT Portfolio	☐	☐	☐

2D. Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Smash Series EC FD	☐	☐	☐	02 Western Asset Core Plus VIT Portfolio	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LMF2 31280	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

(JUNE 12, 2020 FOR WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The special meeting of shareholders of Western Asset Investment Grade Income Fund Inc. (“PAI”) will be held at 9:00 a.m. (Eastern time) on June 12, 2020. The special meeting of shareholders of Western Asset Premier Bond Fund (“WEA”) will be held at 9:00 a.m. (Eastern time) on July 14, 2020. Special meetings of shareholders of the Open-End Funds will be held at 11:00 a.m. (Eastern time) on July 14, 2020. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on
July 14, 2020 (June 12, 2020 for PAI).

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31280.

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours
LMF_31280_040420

FUNDS	FUNDS	FUNDS
Western Asset Var Global High Yield Bond	Western Asset Core Bond FD	Western Asset Core Plus Bond
Western Asset High Yield FD	Western Asset Inflation Index Pl	Western Asset Intermediate Bond Fund
Western Asset Macro Opportunities Fund	Western Asset Total Return Unconstrained Fund	WA Investment Grade Income Fund Inc
WA Premier Bond Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Bond FD	☐	☐	☐
03 Western Asset Core Plus Bond	☐	☐	☐	04 Western Asset High Yield FD	☐	☐	☐
05 Western Asset Inflation Index Pl	☐	☐	☐	06 Western Asset Intermediate Bond Fund	☐	☐	☐
07 Western Asset Macro Opportunities Fund	☐	☐	☐	08 Western Asset Total Return Unconstrained Fund	☐	☐	☐

1B. Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 WA Investment Grade Income Fund Inc	☐	☐	☐	02 WA Premier Bond Fund	☐	☐	☐

2.	To approve a New Subadvisory Agreement with:

2A.	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Bond FD	☐	☐	☐
03 Western Asset Core Plus Bond	☐	☐	☐	04 Western Asset High Yield FD	☐	☐	☐
05 Western Asset Inflation Index Pl	☐	☐	☐	06 Western Asset Intermediate Bond Fund	☐	☐	☐
07 Western Asset Macro Opportunities Fund	☐	☐	☐	08 Western Asset Total Return Unconstrained Fund	☐	☐	☐

2B. Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Bond FD	☐	☐	☐
03 Western Asset Core Plus Bond	☐	☐	☐	04 Western Asset High Yield FD	☐	☐	☐
05 Western Asset Inflation Index Pl	☐	☐	☐	06 Western Asset Intermediate Bond Fund	☐	☐	☐
07 Western Asset Macro Opportunities Fund	☐	☐	☐	08 Western Asset Total Return Unconstrained Fund	☐	☐	☐
09 WA Investment Grade Income Fund Inc	☐	☐	☐	10 WA Premier Bond Fund	☐	☐	☐

2C. Western Asset Management Company Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Core Plus Bond	☐	☐	☐	02 Western Asset Inflation Index Pl	☐	☐	☐
03 Western Asset Macro Opportunities Fund	☐	☐	☐	04 Western Asset Total Return Unconstrained Fund	☐	☐	☐
05 WA Premier Bond Fund	☐	☐	☐

2D. Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Plus Bond	☐	☐	☐
03 Western Asset Inflation Index Pl	☐	☐	☐	04 Western Asset Macro Opportunities Fund	☐	☐	☐
05 Western Asset Total Return Unconstrained Fund	☐	☐	☐	06 WA Premier Bond Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LMF3 31280	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

VOTING INSTRUCTION CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

(JUNE 12, 2020 FOR WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.)

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The special meeting of shareholders of Western Asset Investment Grade Income Fund Inc. (“PAI”) will be held at 9:00 a.m. (Eastern time) on June 12, 2020. The special meeting of shareholders of Western Asset Premier Bond Fund (“WEA”) will be held at 9:00 a.m. (Eastern time) on July 14, 2020. Special meetings of shareholders of the Open-End Funds will be held at 11:00 a.m. (Eastern time) on July 14, 2020. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on
July 14, 2020 (June 12, 2020 for PAI).

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31280.

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours
LMF_31280_040820_VI

FUNDS	FUNDS	FUNDS
Western Asset Adjustable Rate Income FD	Western Asset California Muni FD	Western Asset Corporate Bond FD
Western Asset Emerging Markets Debt FD	Western Asset Global High Yield Bond Fund	Western Asset Income Fund
Western Asset Intermediate-Term Municipals FD	Western Asset Intr Maturity CA Municipals FD	Western Asset Intr Maturity NY Municipals FD
Western Asset Managed Municipals FD	Western Asset Massachusetts Municipals FD	Western Asset Mortgage Total Return Fund
Western Asset Muni High Inc FD	Western Asset New Jersey Municipals FD	Western Asset New York Municipals FD
Western Asset Oregon Municipals FD	Western Asset PA Municipal Fund	Western Asset Short Duration High Income Fund
Western Asset Short Duration Muni Income FD	Western Asset Short Term Bond Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with:

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Adjustable Rate Income FD	☐	☐	☐	02 Western Asset California Muni FD	☐	☐	☐
03 Western Asset Corporate Bond FD	☐	☐	☐	04 Western Asset Emerging Markets Debt FD	☐	☐	☐
05 Western Asset Global High Yield Bond Fund	☐	☐	☐	06 Western Asset Income Fund	☐	☐	☐
07 Western Asset Intermediate-Term Municipals FD	☐	☐	☐	08 Western Asset Intr Maturity CA Municipals FD	☐	☐	☐
09 Western Asset Intr Maturity NY Municipals FD	☐	☐	☐	10 Western Asset Managed Municipals FD	☐	☐	☐
11 Western Asset Massachusetts Municipals FD	☐	☐	☐	12 Western Asset Mortgage Total Return Fund	☐	☐	☐
13 Western Asset Muni High Inc FD	☐	☐	☐	14 Western Asset New Jersey Municipals FD	☐	☐	☐
15 Western Asset New York Municipals FD	☐	☐	☐	16 Western Asset Oregon Municipals FD	☐	☐	☐
17 Western Asset PA Municipal Fund	☐	☐	☐	18 Western Asset Short Duration High Income Fund	☐	☐	☐
19 Western Asset Short Duration Muni Income FD	☐	☐	☐	20 Western Asset Short Term Bond Fund	☐	☐	☐

1B. Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2.	To approve a New Subadvisory Agreement with:

2A.	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Adjustable Rate Income FD	☐	☐	☐	02 Western Asset California Muni FD	☐	☐	☐
03 Western Asset Corporate Bond FD	☐	☐	☐	04 Western Asset Emerging Markets Debt FD	☐	☐	☐
05 Western Asset Global High Yield Bond Fund	☐	☐	☐	06 Western Asset Income Fund	☐	☐	☐
07 Western Asset Intermediate-Term Municipals FD	☐	☐	☐	08 Western Asset Intr Maturity CA Municipals FD	☐	☐	☐
09 Western Asset Intr Maturity NY Municipals FD	☐	☐	☐	10 Western Asset Managed Municipals FD	☐	☐	☐
11 Western Asset Massachusetts Municipals FD	☐	☐	☐	12 Western Asset Mortgage Total Return Fund	☐	☐	☐
13 Western Asset Muni High Inc FD	☐	☐	☐	14 Western Asset New Jersey Municipals FD	☐	☐	☐
15 Western Asset New York Municipals FD	☐	☐	☐	16 Western Asset Oregon Municipals FD	☐	☐	☐
17 Western Asset PA Municipal Fund	☐	☐	☐	18 Western Asset Short Duration High Income Fund	☐	☐	☐
19 Western Asset Short Duration Muni Income FD	☐	☐	☐	20 Western Asset Short Term Bond Fund	☐	☐	☐

2B. Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Emerging Markets Debt FD	☐	☐	☐	02 Western Asset Global High Yield Bond Fund	☐	☐	☐
03 Western Asset Income Fund	☐	☐	☐	04 Western Asset Short Duration High Income Fund	☐	☐	☐
05 Western Asset Short Term Bond Fund	☐	☐	☐

2C. Western Asset Management Company Ltd.

	FOR	AGAINST	ABSTAIN
01 Western Asset Income Fund	☐	☐	☐

2D. Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Emerging Markets Debt FD	☐	☐	☐	02 Western Asset Global High Yield Bond Fund	☐	☐	☐
03 Western Asset Income Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LMF1 31280	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

VOTING INSTRUCTION CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on
July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31280

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours
LMF_31280_040820_VI

FUNDS	FUNDS	FUNDS
WA Premier Institutional Government Reserves	WA Premier Institutional Liquid Reserves	WA Premier Institutional US Treasury Reserves
Western Asset Inst Government Reserves	Western Asset Inst US Treas Obligations MMF	Western Asset Institutional Liquid Reserves
Western Asset Institutional US Treasury RES	Western Asset Select Tax Free Reserves	Western Asset Smash Series C FD
Western Asset Smash Series EC FD	Western Asset Smash Series M FD	Western Asset Smash Series TF Fund
Western Asset Government Reserves	Western Asset New York Tax Free Money Market FD	Western Asset Prime Obligations Money Mkt FD
Western Asset Tax Free Reserves	Western Asset Us Treasury Reserves	Western Asset Premium Liquid Reserves
Western Asset Premium US Treasury Reserves	Western Asset Core Plus VIT Portfolio

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with:

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 WA Premier Institutional Government Reserves	☐	☐	☐	02 WA Premier Institutional Liquid Reserves	☐	☐	☐
03 WA Premier Institutional US Treasury Reserves	☐	☐	☐	04 Western Asset Inst Government Reserves	☐	☐	☐
05 Western Asset Inst US Treas Obligations MMF	☐	☐	☐	06 Western Asset Institutional Liquid Reserves	☐	☐	☐
07 Western Asset Institutional US Treasury RES	☐	☐	☐	08 Western Asset Select Tax Free Reserves	☐	☐	☐
09 Western Asset Smash Series C FD	☐	☐	☐	10 Western Asset Smash Series EC FD	☐	☐	☐
11 Western Asset Smash Series M FD	☐	☐	☐	12 Western Asset Smash Series TF Fund	☐	☐	☐
13 Western Asset Government Reserves	☐	☐	☐	14 Western Asset New York Tax Free Money Market FD	☐	☐	☐
15 Western Asset Prime Obligations Money Mkt FD	☐	☐	☐	16 Western Asset Tax Free Reserves	☐	☐	☐
17 Western Asset Us Treasury Reserves	☐	☐	☐	18 Western Asset Premium Liquid Reserves	☐	☐	☐
19 Western Asset Premium US Treasury Reserves	☐	☐	☐	20 Western Asset Core Plus VIT Portfolio	☐	☐	☐

1B. Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2.	To approve a New Subadvisory Agreement with:

2A.	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 WA Premier Institutional Government Reserves	☐	☐	☐	02 WA Premier Institutional Liquid Reserves	☐	☐	☐
03 WA Premier Institutional US Treasury Reserves	☐	☐	☐	04 Western Asset Inst Government Reserves	☐	☐	☐
05 Western Asset Inst US Treas Obligations MMF	☐	☐	☐	06 Western Asset Institutional Liquid Reserves	☐	☐	☐
07 Western Asset Institutional US Treasury RES	☐	☐	☐	08 Western Asset Select Tax Free Reserves	☐	☐	☐
09 Western Asset Smash Series C FD	☐	☐	☐	10 Western Asset Smash Series EC FD	☐	☐	☐
11 Western Asset Smash Series M FD	☐	☐	☐	12 Western Asset Smash Series TF Fund	☐	☐	☐
13 Western Asset Government Reserves	☐	☐	☐	14 Western Asset New York Tax Free Money Market FD	☐	☐	☐
15 Western Asset Prime Obligations Money Mkt FD	☐	☐	☐	16 Western Asset Tax Free Reserves	☐	☐	☐
17 Western Asset Us Treasury Reserves	☐	☐	☐	18 Western Asset Premium Liquid Reserves	☐	☐	☐
19 Western Asset Premium US Treasury Reserves	☐	☐	☐	20 Western Asset Core Plus VIT Portfolio	☐	☐	☐

2B. Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Smash Series C FD	☐	☐	☐	02 Western Asset Smash Series EC FD	☐	☐	☐
03 Western Asset Smash Series M FD	☐	☐	☐	04 Western Asset Core Plus VIT Portfolio	☐	☐	☐

2C. Western Asset Management Company Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Smash Series EC FD	☐	☐	☐	02 Western Asset Core Plus VIT Portfolio	☐	☐	☐

2D. Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Smash Series EC FD	☐	☐	☐	02 Western Asset Core Plus VIT Portfolio	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LMF2 31280	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

VOTING INSTRUCTION CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on
July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31280

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours
LMF_31280_040820_VI

FUNDS	FUNDS	FUNDS
Western Asset Var Global High Yield Bond	Western Asset Core Bond FD	Western Asset Core Plus Bond
Western Asset High Yield FD	Western Asset Inflation Index Pl	Western Asset Intermediate Bond Fund
Western Asset Macro Opportunities Fund	Western Asset Total Return Unconstrained Fund	WA Investment Grade Income Fund Inc
WA Premier Bond Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Bond FD	☐	☐	☐
03 Western Asset Core Plus Bond	☐	☐	☐	04 Western Asset High Yield FD	☐	☐	☐
05 Western Asset Inflation Index Pl	☐	☐	☐	06 Western Asset Intermediate Bond Fund	☐	☐	☐
07 Western Asset Macro Opportunities Fund	☐	☐	☐	08 Western Asset Total Return Unconstrained Fund	☐	☐	☐

1B. Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 WA Investment Grade Income Fund Inc	☐	☐	☐	02 WA Premier Bond Fund	☐	☐	☐

2.	To approve a New Subadvisory Agreement with:

2A.	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Bond FD	☐	☐	☐
03 Western Asset Core Plus Bond	☐	☐	☐	04 Western Asset High Yield FD	☐	☐	☐
05 Western Asset Inflation Index Pl	☐	☐	☐	06 Western Asset Intermediate Bond Fund	☐	☐	☐
07 Western Asset Macro Opportunities Fund	☐	☐	☐	08 Western Asset Total Return Unconstrained Fund	☐	☐	☐

2B. Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Bond FD	☐	☐	☐
03 Western Asset Core Plus Bond	☐	☐	☐	04 Western Asset High Yield FD	☐	☐	☐
05 Western Asset Inflation Index Pl	☐	☐	☐	06 Western Asset Intermediate Bond Fund	☐	☐	☐
07 Western Asset Macro Opportunities Fund	☐	☐	☐	08 Western Asset Total Return Unconstrained Fund	☐	☐	☐
09 WA Investment Grade Income Fund Inc	☐	☐	☐	10 WA Premier Bond Fund	☐	☐	☐

2C. Western Asset Management Company Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Core Plus Bond	☐	☐	☐	02 Western Asset Inflation Index Pl	☐	☐	☐
03 Western Asset Macro Opportunities Fund	☐	☐	☐	04 Western Asset Total Return Unconstrained Fund	☐	☐	☐
05 WA Premier Bond Fund	☐	☐	☐

2D. Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Western Asset Var Global High Yield Bond	☐	☐	☐	02 Western Asset Core Plus Bond	☐	☐	☐
03 Western Asset Inflation Index Pl	☐	☐	☐	04 Western Asset Macro Opportunities Fund	☐	☐	☐
05 Western Asset Total Return Unconstrained Fund	☐	☐	☐	06 WA Premier Bond Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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